                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-05641
      --------------------------------------------------------------------------

                            The Park Avenue Portfolio
      --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                      7 Hanover Square New York, N.Y. 10004
      --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



      Frank L. Pepe                                   Thomas G. Sorell
      The Park Avenue Portfolio                       The Park Avenue Portfolio
      7 Hanover Square                                7 Hanover Square
      New York, N.Y. 10004                            New York, N.Y. 10004
--------------------------------------------------------------------------------
                    (Name and address of agents for service)


       Registrant's telephone number, including area code: (800) 221-3253
    ----------------------------------------------------------------------------


                      Date of fiscal year end: December 31
    ----------------------------------------------------------------------------

                   Date of reporting period: December 31, 2002
    ----------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

        The Annual Report to Stockholders follows.

ANNUAL REPORT TO SHAREHOLDERS

                                [GUARDIAN LOGO]

                                                ANNUAL
                                                REPORT TO
                                                SHAREHOLDERS

                                                December 31, 2002

                          THE PARK AVENUE PORTFOLIO(R)

                                                The Guardian Park Avenue Fund(R)

                                                The Guardian Park Avenue
                                                Small Cap Fund(SM)

                                                The Guardian Asset
                                                Allocation Fund(SM)

                                                The Guardian S&P 500
                                                Index Fund(SM)

                                                The Guardian Baillie Gifford
                                                International Fund(SM)

                                                The Guardian Baillie Gifford
                                                Emerging Markets Fund(SM)

                                                The Guardian Investment
                                                Quality Bond Fund(SM)

                                                The Guardian High Yield
                                                Bond Fund(SM)

                                                The Guardian
                                                Tax-Exempt Fund(SM)

                                                The Guardian Cash
                                                Management Fund(SM)

DEAR SHAREHOLDER:

[PHOTO]                        "NOTHING BUT THE UNEXPECTED"
Thomas G. Sorell, C.F.A.
Chief Investment Officer       As year 2002 commenced, many investors
                               expected the economy to recover from the
                               recession with improving prospects for the
                               stock market. Many economic forecasts assumed
                               the Federal Reserve Board (Fed) would tighten
                               monetary policy as early as May, and that
                               interest rates would rise over the course of
                               the year. During 2002, the U.S. economy grew
                               at an annual pace of 2.4% (5.0% in the first
                               quarter, 1.3% in the second, 4.0% in the
                               third, and 0.7% in the fourth quarter). How-
                               ever, any "recovery" was deemed anemic, and
                               its future considered uncertain by the
                               capital markets. Forecasts of higher stock
                               prices and interest rates could not have been
                               further off the mark. In the midst of this
                               modest economic recovery, what precipitated
                               such a dramatic decline in the U.S. equity
                               markets and interest rates? In order to
                               understand some of the factors that
                               contributed to these unexpected results, let
                               us first review the major financial events of
                               2002.

THE YEAR IN REVIEW

  The year 2002 will unfortunately be remembered as a year in which investor confidence was further shaken by a series of corporate scandals and bankruptcies. It was also the third year in a row the U.S. equity markets, as measured by the S&P 500 Index,(1) declined, an event that has not occurred since 1939-1941. From peak to trough (March 2000 to October 2002), and excluding dividends, a return of -49.15% marked the worst decline in the stock market since the 1973-1974 return of -48.20%. The S&P 500 Index lost 22.10% in value during 2002, a greater loss than the two previous years combined (-9.1% and -11.9%, respectively) and its worst year since 1974. Instead of seeing interest rates rise, investors watched yields fall to four decade lows.

  For stock investors, 2002 was truly annus horribilus as investors withdrew $27.1 billion from equity mutual funds and instead invested $140.5 billion in fixed income.

  In addition, the overall credit quality of corporate America deteriorated as an unprecedented amount of corporate debt, $142.0 billion for 318 companies, was downgraded by the rating agencies to below investment grade ("fallen angels"). WorldCom, Qwest, El Paso, Tyco and Williams accounted for $63.4 billion of that debt. During 2002, the default rate was a record high 0.60% among investment grade bonds and 7.32% among speculative grade bonds.

  While conventional wisdom early in 2002 expected a modest economic recovery, most investors remained cautious at the outset, given the post 9/11 terrorist threats and the war in Afghanistan. In January 2002, geopolitical risk and the U.S. policy response to it was delineated in President Bush's "State of the Union" address in which he identified Iraq, Iran and North Korea as the "Axis of Evil" and made fighting terrorism a priority.

  The U.S. stock market, as measured by the S&P 500 Index, lost almost 3.5% in value during the first two months of the year and reversed course in March as prospects for corporate profits appeared to improve. After-tax corporate profits(2) had risen 30.5% during the fourth quarter in 2001, signaling a profits recovery ahead in 2002. We ended the first quarter at basically the same levels as we started the quarter, with the S&P 500 Index returning 0.28%, while the Dow Jones Industrial Average (DJIA)(3) earned 4.26%, the Russell 2000 Index(4) earned 3.99%, and the NASDAQ Composite Index(5) still suffering under the weight of the poor performing telecommunications and technology sectors, lost 5.31%. As first quarter economic indicators provided evidence of renewed growth, Treasury yields rose with the ten-year rate jumping to 5.40%, or almost 0.6%, higher than the quarter low.

  While the first quarter was of little consequence to most investors, the second and third quarters were devastating to equity investors and precipitated a decline in interest rates that few had expected.

  During the second and third quarters, investors lost confidence in audited financial statements as they witnessed the declining veracity of corporate leadership and the magnitude and pervasiveness of corporate malfeasance. Five of the eight largest bankruptcies ever to be filed occurred in 2002, with the WorldCom bankruptcy representing the largest filing in U.S. history to-date at $41 billion in debt.

  In this environment, equity volatility reached levels not seen since 1938. During 2002, the S&P 500 Index moved more than 1% at a ratio of about one out of every two trading days. During the third quarter, such moves occurred at a ratio of about two out of every three trading days. The

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.

(2) As reported in the U.S. Department of Commerce Bureau of Economic Analysis January 30, 2003 National Income and Product Accounts (NIPA) Tables.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. The DJIA is not available for direct investment.

(4) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment.

(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment.
--------------------------------------------------------------------------------

VIX Index,(6) another measure of equity volatility, averaged 31.6 during the second and third quarter, peaking at 50.5 on July 23, 2002, versus a seventeen-year average of 21.6.

  Understandably, investors seriously began to question the quality of reported earnings, as well as the very definition of operating earnings. Concerns regarding the treatment of employee stock options, pension fund returns, expense assumptions, and "one time" expenses raised fundamental issues regarding investors' ability to assess equity valuations. The SEC announced in April it was looking into the accounting practices of several large U.S. companies. In June, Tyco announced the resignation of its CEO based on allegations that he misused corporate funds and engaged in questionable accounting practices. The second quarter closed with allegations that WorldCom committed one of the biggest accounting frauds on record, while Adelphia Communications announced its plans to file for bankruptcy amidst allegations of corporate self-dealing. The S&P 500 Index lost 13.40% during the second quarter. There was little relief in sight, when early in the third quarter the Justice Department announced it would begin a criminal probe of Qwest.

  As if that wasn't enough, investors' trust in equity research analysts was severely tested when e-mails were released by State of New York Attorney General Eliot Spitzer which revealed analysts had privately disparaged stocks that they had publicly recommended to their clients. Investigators also revealed that it was common practice among the investment banks to allocate large chunks of sought-after IPOs to the personal brokerage accounts of corporate CEOs who were in a position to direct future investment banking business.

  With a parade of CEOs being led away in handcuffs, investors were losing faith in the integrity of key business managers. The pressing need to improve corporate ethics clearly marked the nadir in recent U.S. business history and led to the passage, in July, of the landmark ethics legislation for public companies, the Sarbanes-Oxley Act. This act established a new accounting oversight board, required CEOs and Chief Financial Officers (CFOs) to sign-off on their companies financial statements, and instituted wide-ranging ethics rules in corporate governance and relationships with independent accountants.

  During July, daily volatility in the U.S. equity markets was enormous as moves of 2% or more a day became common. By July 22, the DJIA experienced its worst two-week decline since the 1987 crash, and was at its lowest level (7784) since October 1998. The following day, the S&P 500 Index closed below 800 (797.70) for the first time since May 1997. The market later reversed course when it commenced a brief, month-long summer rally driving the S&P 500 Index up almost 21% to 963 by August 22. In August, the Fed, increasingly concerned about the stability of the economic recovery, changed its policy bias from a balanced perspective to one of weakness, but left rates unchanged. The markets were disappointed by lack of Fed action and the stock market euphoria was short-lived as companies began cutting third quarter earnings forecasts. One month later, as the third quarter came to a close, the S&P 500 Index reversed all of its summer gains and fell back to near 800 (815.2), losing 17.28% during the quarter.

  While U.S. equity markets were volatile and declining during the second and third quarters, historically low interest rates provided a bonanza for consumers. U.S. auto manufacturers competed for market share and, desperate to stimulate sales, provided zero percent financing and attractive incentives to motivate consumers to purchase new vehicles. As 30-year mortgage rates fell below 6% for the first time since 1965, borrowers rushed to refinance their homes and reduce their monthly interest burden, often extracting some of their home's appreciation in cash-out refinancings. Approximately $1.5 trillion in mortgage refinancing occurred in 2002, far surpassing the prior peak of $750 billion in 1998. As consumers received these funds, many spent part of the proceeds, which boosted consumer spending and continued to support a fragile economic recovery.

  As U.S. equity market losses approached 30% in value during the second and third quarters, fears grew of a double dip recession and deflation. Interest rates responded with a steady decline from the beginning of second quarter to the end of third quarter, as investors sought a safe haven in U.S. Treasuries from the volatility and losses experienced in the equity market. The ten-year Treasury rate that ended the first quarter at 5.40% declined by 1.8% to 3.60% at the end of the third quarter. Many investors feared opening their third quarter 401(k) statements; they were increasingly concerned about their retirement plans and their commitment to equity investments. The -17.28% return of the S&P 500 Index during the third quarter was its worst quarterly return since the fourth quarter of 1987. Through September 30, 2002, stocks had underperformed versus long-term government bonds(7) during the last 5 years, 10 years, and 15 years. Investor enthusiasm for stocks was understandably low as evidenced by an outflow of $71.9 billion from stock funds during the third quarter and a corresponding inflow of $61.4 billion to bond funds.

  The fourth quarter began with a reminder of the geopolitical risk that confronted the economy and our markets. Early in October, Congress approved the Bush Administration's request for a war resolution to attack Iraq if UN

--------------------

(6) The Chicago Board Options Exchange (CBOE) Market Volatility Index, or simply the VIX index, is constructed from the implied volatilities of S&P 100 index options traded on the CBOE. It represents a market consensus view of expected volatility of the S&P 100 index. Research indicates that over its seventeen-year history, it has reliably acted as a gauge of investor fear or risk aversion. High levels of the VIX have coincided with high degrees of market turmoil.

(7) As measured by the Ibbotson Long-Term Government Index which is an unmanaged Index that is generally considered to be representative of U.S. long-term government bond market activity. The Index is not available for direct investment.
--------------------------------------------------------------------------------
inspection and disarmament efforts failed. We were reminded of terrorist threats when several hundred tourists in Bali, Indonesia were killed by a car bomb. On October 9, the S&P 500 Index closed below 800 for the last time during the year. On that same day, the rate on the ten-year Treasury bond hit a low for the year of 3.56%.

  During the fourth quarter, the S&P 500 Index returned 8.44%. This was fueled by a speculative rally in technology stocks, as the NASDAQ returned 14.07% during this same period. Many of the stocks that had suffered most during the first three quarters of 2002 rallied significantly. Risk aversion and volatility declined as evidenced by a drop in the VIX Index, which fell from 44.6 at the end of the third quarter to 32 at year-end. When the real GDP(8) for the third quarter was reported in October on a preliminary basis to have increased 3.1%, and later revised to 4%, investor confidence was partially restored and it was thought that the economy was once again on the road to recovery. As the stock market rallied, Treasuries once again reversed course and interest rates rose as the ten-year Treasury was back up to 4.26% in October. However, in November the Fed became increasingly concerned that the economy had hit a "soft patch" and surprised the markets when they lowered the Fed funds rate by 0.5% to 1.25%. As the quarter ended, economic estimates for growth in the final quarter of 2002 were slashed below 2% and Treasuries declined once again. The ten-year Treasury closed the year at 3.82%, only 0.25% off the year's low and 1.21% lower than at the start of the year.

                              2002 RATES OF RETURN

---------------------------------------------------------------------------------------------------------------
                              1ST                    2ND                    3RD                    4TH
                            QUARTER                QUARTER                QUARTER                QUARTER
---------------------------------------------------------------------------------------------------------------
S&P 500 Index                 0.28                  -13.40                 -17.28                  8.44
---------------------------------------------------------------------------------------------------------------
DJIA                          4.26                  -10.72                 -17.45                 10.59
---------------------------------------------------------------------------------------------------------------
NASDAQ                       -5.31                  -20.64                 -19.82                 14.07
---------------------------------------------------------------------------------------------------------------
Russell 2000                  3.99                   -8.35                 -21.39                  6.17
---------------------------------------------------------------------------------------------------------------
The Lehman Aggregate
  Bond Index(9)               0.09                    3.69                   4.58                  1.57
---------------------------------------------------------------------------------------------------------------
The Lehman Municipal
  Bond Index(9)               0.94                    3.66                   4.75                  0.00
---------------------------------------------------------------------------------------------------------------
The Lehman High Yield
  Bond Index(9)               1.68                   -6.41                  -2.93                  6.74
---------------------------------------------------------------------------------------------------------------

---------------------  --------------------

                               2002
---------------------  --------------------
S&P 500 Index                 -22.10
-------------------------------------------
DJIA                          -15.02
-------------------------------------------
NASDAQ                        -31.27
-------------------------------------------
Russell 2000                  -20.47
-------------------------------------------
The Lehman Aggregate
  Bond Index(9)                10.26
-------------------------------------------
The Lehman Municipal
  Bond Index(9)                 9.60
-------------------------------------------
The Lehman High Yield
  Bond Index(9)                -1.41
-------------------------------------------

  Undoubtedly, concerns about poor corporate profits, the sustainability of economic growth, the loss of investor confidence in reported earnings, and geopolitical risk all contributed to the poor performance of U.S. equity markets and the dramatic decline in interest rates in 2002. The questions going forward are what ails the U.S. economy and what are its prospects in 2003?

AN UNUSUAL RECESSION

  To analyze what ails the U.S. economy, we need to take a closer look at the 2001 recession. The 2001 recession was very unusual. This recession was not caused by rapid economic growth and inflationary pressures, but instead by the bursting of an asset bubble and a precipitous decline in capital spending and corporate profitability. This recession has often been characterized as the business or "profits led" recession. While the economy did recover in 2002, its performance was clearly erratic with real GDP oscillating from 5% in the first quarter to 0.7% in the fourth. Not only is this recession unusual, but so too is the recovery.

  On average, the typical post WWII recovery has experienced real GDP growth of 7% in the first year after recession. The 2002 recovery was just 2.4%.

  Consumer willingness and ability to continue spending during the 2001 recession is the principal reason it has been considered statistically mild by historical standards. Consumption in 2001 actually grew at a 2.5% annual rate. What impeded economic growth most during the 2001 recession was the 9.3%(10) decline in business spending as well as a $158.3 billion decrease in inventory investment from fourth quarter 2000 to fourth quarter 2001.

  Going forward the questions are: will consumers continue to spend? When will the business sector recover and invest in capital equipment and inventories?

  One way to determine whether consumers will spend is to look at the impact of household debt. Household debt rose during the '90s due to increase in both mortgage debt and consumer loans. However, the decline in interest rates has eased the repayment burden. The household debt service burden as a percentage of disposable income is currently at 14%. This number has been falling since reaching a high of 14.4% during the fourth quarter of 2001. The personal savings rate is currently at 4.3% and has been rising since 2001. Thus, it appears that consumer balance sheet repair is currently underway and this could restrain consumer spending during the next year.

  The Fed has clearly provided additional monetary stimulus by lowering the Fed funds rate to 1.25% last year. Fiscal policy has also been extremely stimulative with two tax cuts for individuals in 2001 and another for business in 2002. Currently, the Bush Administration has proposed additional tax relief and fiscal stimulus in 2003.

--------------------

(8) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

(9) The Lehman Aggregate Bond Index, The Lehman Municipal Bond Index, and The Lehman High Yield Bond Index are unmanaged indexes that are generally considered to be representative of U.S. bond market activity, U.S. municipal bond activity, and U.S. corporate high yield bond market activity, respectively. The Indexes are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund.

(10) The Nonresidential Fixed Investments (NFI) Index measures business spending on structures and equipment.
--------------------------------------------------------------------------------

  While the size and timing (front-load vs back-load) of the proposed $674 billion in tax cuts may change as Congress debates the package, it appears that the 2003 stimulus at the federal level may be offset by spending cuts and tax increases at the state and municipality levels. Thus, the net boost to GDP from fiscal policy at all levels of government in 2003 may be muted.

  Nevertheless, while monetary policy has been successful in supporting consumer spending, the business sector has been slow to respond to this stimulus. A lack of pricing power and the difficulty that Corporate America is encountering in its attempt to increase margins and profits continues to be part of the problem. In addition, there remains tremendous excess capacity in the economy and little need to expand existing resources. Capacity utilization is currently at 75.4%, well below its seventeen-year average of 81.5%. It has been falling since it crested at 83.6% during May 2000. After-tax corporate profits(11) fell 7.1%, 4%, and 2.6% during the first three quarters of 2002, respectively.

  Furthermore, after the debt debacle of 2002 (bankruptcies and credit downgrades), many companies are focused on repairing over-leveraged balance sheets, not increases in capital spending.

  Therefore, what ails the economy is weak corporate profitability, leveraged corporate balance sheets, excess capacity and a consumer that might not continue spending at a 2% plus pace. With these background factors in mind, what should we expect in 2003?

2003 OUTLOOK

  Ironically, as we evaluate prospects for both the economy and the financial markets, one can't help but think of Yogi Berra's "It's deja vu all over again." Expectations for 2003 are very similar to those incorrectly forecasted at the start of 2002 with the U.S. economy facing many of the same conditions it confronted then. Most economists and forecasters may simply be adhering to the principle that eventually they have to be right, it's just a matter of when.

  The Blue Chip Consensus forecast(12) for real GDP growth is 2.7% in 2003, with growth accelerating from 2.6% in the first quarter to 3.8% in the fourth quarter. The Wall Street Journal survey of economists has a consensus forecast for ten-year Treasury yields at 4.42% or an increase of 0.6% from year-end 2002. A Wall Street Journal/Barron's survey of investment strategists has forecasts for the S&P 500 return during 2003 ranging between 31% and -15% with an average of 15%. So what should we expect, or more importantly, what economic factors should we monitor during the course of 2003 that might support a more hospitable environment for equity investors and provide insight on the likely direction of interest rates?

  As mentioned, the Fed has recently characterized U.S. economic growth as having hit a "soft patch." Will the economy continue to grow? Will it again fall into recession and economic malaise? If it does grow, from where will the impetus come from?

  The principal concern regarding economic growth remains: will personal consumption deteriorate before business investment picks up? There is little doubt that the most significant stimulative effect of the mortgage refinancing process is past, and that consumer spending could slow from last year's pace. With personal consumption expenditures (PCE) accounting for approximately 2/3 of total GDP, it has always been a critical factor. Despite constant fears of a consumer retrenchment tied to the tremendous loss of wealth in equities and the eight-year low in consumer confidence, consumers have proven to be resilient. The Fed has also focused its policy on supporting the consumer sector by maintaining low interest rates awaiting a business sector recovery. Furthermore, additional fiscal stimulus plans by the Bush Administration should prove supportive. While PCE is currently estimated to have increased approximately 3.1% in 2002, forecasts for 2003 are closer to 2.5%. Given the fact that even during the 2001 recession PCE grew at a 2.8% rate, we believe this estimate seems reasonable.

  The more difficult question and the one that will most likely contribute the most variance to any economic forecast for 2003 is: will business spending recover from the contraction experienced in 2001 (-5.2%) and in 2002?(13) The Blue Chip Consensus forecast is for business spending to grow 3.4% in 2003 versus a contraction of 5.8% in 2002.

  The real question here is, will Corporate America's profitability improve sufficiently for companies to once again start investing in their businesses? Some argue that technology and equipment have become dated after two years of declines in capital investments and that growth in business spending is almost inevitable. However, with many corporations focused on repairing leveraged balance sheets, and executives reluctant to increase investment until geopolitical risks abate (due to concerns that war with Iraq could disrupt economic growth), this component of GDP growth forecasts appears more vulnerable than others.

  On balance, we believe we can expect a continuation of sub-par economic growth of approximately 3% with greater risks to the downside given potential weakness in consumption and uncertainties in the business sector. What then should we expect from the financial markets?

  We believe corporate profitability will improve. With valuations finally "fair," we believe equity returns will likely remain in the high single digits, but volatility will remain high.

--------------------

(11) As reported in the U.S. Department of Commerce Bureau of Economic Analysis January 30, 2003 NIPA Tables.

(12) The Blue Chip Consensus Forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

(13) As measured by the NFI Index.
--------------------------------------------------------------------------------

  There has been much attention focused on increasing fears of deflationary risks to the U.S. economy. While certain industries are subject to deflationary pressures, this is not a broad-based problem for our economy. We expect that inflation will remain subdued but trend slightly higher over the next year.

  Despite low levels of inflation expectations, rising interest rates could still result from growing Federal deficits, potential weakness in the dollar, a mild recovery and hopefully a reduction of geopolitical risks. We would not be at all surprised to see the Fed slowly tighten monetary policy beginning late in the second half of 2003. We believe the recovery will be mild, as will any expected increase in interest rates. In fact, we could very well end the year where we started the prior one, with a ten-year Treasury rate of near 5%.

SUMMARY

  While 2002 was clearly a difficult year and its results very much unexpected, fortunately it is behind us. Once again we have learned how markets can surprise. Most investors thought it unlikely we would experience three years of negative equity returns and probably just as many have doubts of the likelihood of a fourth year of negative equity returns.

  The best and most useful advice we can provide investors with in volatile markets is to not focus on your favorite prognosticator's forecast. Instead, focus on maintaining a well-diversified portfolio of equity and fixed income investments that will help you achieve your long-term financial objectives within the context of appropriate and well-reasoned risk tolerances.

  As difficult as it may be, don't let your long-term asset allocation be driven by short-term fears and emotions.

  If you adhere to this investment principle, over the long-term you are more likely to survive the unexpected.

Regards,

/s/ THOMAS G. SORELL

Thomas G. Sorell, CFA

President, The Park Avenue Portfolio

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

THE PARK AVENUE PORTFOLIO


 TABLE OF CONTENTS

                                                       PORTFOLIO          SCHEDULE
                                                        MANAGER              OF
                                                       INTERVIEW         INVESTMENTS
------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                                2                  23

------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND                      6                  25

------------------------------------------------------------------------------------
  THE GUARDIAN ASSET ALLOCATION FUND                           8                  27

------------------------------------------------------------------------------------
  THE GUARDIAN S&P 500 INDEX FUND                             10                  30

------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND             12                  35

------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          14                  37

------------------------------------------------------------------------------------
  THE GUARDIAN INVESTMENT QUALITY BOND FUND                   16                  40

------------------------------------------------------------------------------------
  THE GUARDIAN HIGH YIELD BOND FUND                           18                  44

------------------------------------------------------------------------------------
  THE GUARDIAN TAX-EXEMPT FUND                                20                  49

------------------------------------------------------------------------------------
  THE GUARDIAN CASH MANAGEMENT FUND                           22                  52

------------------------------------------------------------------------------------
  FINANCIAL STATEMENTS                                                            56

------------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                                   65

------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                                            82

------------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Richard Goldman              capital
Portfolio Manager

                           PORTFOLIO: At least 80% common
                             stocks and convertible securities

                           INCEPTION: June 1, 1972

NET ASSETS AT DECEMBER 31, 2002:   $1,299,457,947

Q:   HOW DID THE FUND PERFORM IN 2002 AND WHY?

A:   2002 was a very difficult year, with the U.S. equity market down for the third consecutive year which hasn't happened since 1939-41. The Guardian Park Avenue Fund's total return for the year was -21.56%.(1) Nevertheless it beat its benchmark, the S&P 500 Index,(2) on both its performance objectives: the Fund had higher returns than the S&P 500 Index's -22.10% and it had less daily volatility, which is a proxy for risk. That said, I never like it when the Fund is down -- I'm not just the portfolio manager of the Fund but a shareholder too. We were able to modestly beat the S&P 500 Index because higher quality stocks did relatively better in 2002. It isn't surprising that investors' appetite for speculative stocks waned further over the past year.

  Our investment discipline is designed to identify and invest in high quality companies, which we define as companies with more predictable cash flows and stronger balance sheets. Unfortunately even the highest quality companies could not avoid the pain in this extremely difficult market. For example, the Fund owns what we currently believe to be the highest quality companies within the telecommunication services sector, as based on our criteria (described in more detail below). Specifically, the Fund owns certain regional phone companies, and has avoided the long-distance and wireless companies that are over-leveraged and have negative earnings. As a result, the Fund's performance, relative to the stock market, benefited because it didn't own the more speculative companies in the sector that were down approximately 60% during 2002. But to the extent that the Fund's two regional phone companies were nonetheless down 20% during 2002, the result was not very satisfying on an absolute basis, but still attractive relative to the rest of the sector.

  Over the course of the year, the Fund's relative performance was strong for the first three quarters, but lost ground relative to its benchmark in the fourth quarter when the market experienced a speculative two-month rally. During this period companies with more speculative earnings and dividends (defined as having S&P Earnings and Dividend Quality Rank of B or worse) were up 44% vs. the entire S&P 500 Index which was up 21% and The Guardian Park Avenue Fund which was up 18%. We expect this effect to be transitory and that going forward investors will once again be more attracted to higher quality companies.

--------------------------------------------------------------------------------

"We believe our focus on company fundamentals and management performance assessments helps reduce the risk of owning a company that self-destructs, either through fraud or a poor business model."

--------------------------------------------------------------------------------

Q:   YOUR INVESTMENT DISCIPLINE PRIORITIZES FOCUSING ON FUNDAMENTALS. WHAT DOES
THAT MEAN AND WHAT ADVANTAGE DOES IT PROVIDE INVESTORS?

A:   Fundamentals pertain to the company's financial statements. Our investment discipline has and will continue to strive to identify the highest quality companies. To do this, our fundamental analysis focuses on evaluating the quality and sustainability of a company's cash flows and earnings, as well as assessing the strength of the company's balance sheet. Specifically, our sector specialists start by analyzing a company's income statement, cash flow statement and balance sheet using a variety of financial models that quantitatively evaluate a company on the criteria we think are important. For example, we rank companies by how much debt they have; how profitably they reinvest their cash earnings; and how much of their earnings come from accounting devices versus cash earnings. The sector specialists then dig deeper into the companies that meet our criteria by doing qualitative fundamental research, specifically, meeting with management, competitors and customers to judge a company's position within the industry as well as the attractiveness of the industry as a whole.

  We believe our investment policy provides an advantage to investors. By focusing on companies with stronger balance sheets and more sustainable earnings, we reduce risk and benefit from long-term returns. Our attention to the quality of each company's fundamentals has helped us avoid companies which eventually were in the spotlight in 2002 for their poor or misleading accounting practices, like Qwest, Global Crossing, and Computer Associates.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

Q:   HOW DOES GUARDIAN CONTROL RISK?

A:   There are several aspects of our investment discipline that are designed to control risk:

  - No market timing risk. The Guardian Park Avenue Fund is intended for investors who want equity exposure. As such the Fund will remain invested in equities. We do not try to time the markets (selling all our stocks when we think the market is due for a downturn and buying back when we think it's time for a rally). We think the evidence is very clear that it is riskier to try to time the markets than to stay invested in equities for the long-term. As a Fund that is always invested in large cap equities, there is the inherent risk that the stock market goes down. Just as all ships rise and fall with the tide, the Fund is vulnerable to cyclical market downdrafts.

  - No style drift. The Guardian Park Avenue Fund is a large cap core fund and will not stray into becoming a growth fund, a value fund, a small cap fund, or for that matter any other type of fund. Core funds are designed for investors to use as a foundation for their portfolio. And just as you don't want the foundation of your house swaying from one position to another, we are committed to maintaining a Fund that is well-diversified across large cap stocks. We incorporate risk models into our investment discipline to ensure we are aware of the inherent risks in the portfolio so we can stay disciplined and do not unintentionally become skewed towards any particular style.

  - We believe our focus on company fundamentals and management performance assessments helps reduce the risk of owning a company that self-destructs, either through fraud or a poor business model.

  - We're committed to preventing excessive concentration in any one stock or sector.

--------------------------------------------------------------
           TOP TEN HOLDINGS AS OF DECEMBER 31, 2002


     Company                    Percentage of Total Net Assets

--------------------------------------------------------------
 1.  Microsoft Corp.                                     4.02%
--------------------------------------------------------------

 2.  Exxon Mobil Corp.                                   3.70%

--------------------------------------------------------------
 3.  Pfizer, Inc.                                        3.47%
--------------------------------------------------------------

 4.  American Int'l. Group,                              2.93%
     Inc.

--------------------------------------------------------------
 5.  General Electric Co.                                2.84%
--------------------------------------------------------------

 6.  Wal-Mart Stores, Inc.                               2.76%

--------------------------------------------------------------
 7.  Verizon Comm.                                       2.47%
--------------------------------------------------------------

 8.  Citigroup, Inc.                                     2.31%

--------------------------------------------------------------
 9.  Johnson & Johnson                                   1.99%
--------------------------------------------------------------

10.  Cisco Systems, Inc.                                 1.79%
--------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                      BY THE FUND AS OF DECEMBER 31, 2002

PIE CHART

                         CONSUMER      CONSUMER                              HEALTH                   INFORMATION
                       DISCRETIONARY    STAPLES     ENERGY     FINANCIALS     CARE      INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------     ------     ----------    ------     -----------   -----------   ---------
                            7.50         8.30        7.27        23.11        18.40         9.04         16.78        2.35

                       TELECOMMUNICATIONS
CASH                        SERVICES        UTILITIES
----                   ------------------   ---------
2.31                          3.80            1.14

-------------------------------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                              Since
                                           Date      1 Year    3 Years   5 Years   10 Years   Inception
-------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      6/1/72    -21.56%   -20.65%   -4.62%     7.92%       13.03%
-------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         6/1/72    -25.09%   -21.86%   -5.49%     7.42%       12.86%
-------------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -22.31%   -21.39%   -5.49%      NA          2.53%
-------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -24.64%   -21.92%   -5.68%      NA          2.53%
-------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -22.49%     NA        NA        NA        -27.07%
-------------------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -23.27%     NA        NA        NA        -27.07%
-------------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -21.83%     NA        NA        NA        -20.51%
-------------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -22.61%     NA        NA        NA        -20.51%
-------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE
                                                     FUND (CLASS A)               S&P 500 INDEX              COST OF LIVING
                                                ------------------------          -------------              --------------
6/1/72                                                  10000.00                    10000.00                    10000.00
1972                                                     9914.46                    10935.50                    10209.80
1973                                                     8349.32                     9320.12                    11105.80
1974                                                     7010.23                     6860.77                    12476.50
1975                                                    10301.80                     9410.43                    13341.90
1976                                                    14711.80                    11628.00                    13991.00
1977                                                    15877.50                    10765.90                    14928.50
1978                                                    18177.60                    11454.10                    16274.70
1979                                                    23464.90                    13538.80                    18438.30
1980                                                    28512.40                    17907.00                    20746.10
1981                                                    30159.70                    17009.40                    22597.10
1982                                                    37817.80                    20656.20                    23462.50
1983                                                    48638.80                    25279.70                    24352.00
1984                                                    54796.70                    26822.10                    25313.60
1985                                                    72870.60                    35288.90                    26275.20
1986                                                    86265.10                    41837.40                    26563.60
1987                                                    88817.70                    43971.70                    27741.60
1988                                                   107273.00                    51153.70                    28967.60
1989                                                   132839.00                    67203.70                    30313.80
1990                                                   116458.00                    65040.90                    32164.80
1991                                                   157405.00                    84769.50                    33150.40
1992                                                   189636.00                    91213.70                    34112.00
1993                                                   228090.00                   100349.00                    35049.60
1994                                                   224815.00                   101655.00                    35987.10
1995                                                   301881.00                   139649.00                    36900.60
1996                                                   399827.00                   171525.00                    38126.60
1997                                                   514907.00                   228623.00                    38775.70
1998                                                   624578.00                   294369.00                    39400.70
1999                                                   813487.00                   356272.00                    40459.40
2000                                                   662010.00                   323863.00                    41923.00
2001                                                   518020.00                   285456.00                    42357.80
2002                                                   406361.00                   222359.00                    43190.00

PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

  A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $406,361 on December 31, 2002. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $222,359. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE SMALL CAP FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Matthew Ziehl                capital
Portfolio Manager

                           PORTFOLIO: At least 85% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             issued by companies with small
                             market capitalization at time of
                             initial purchase

                           INCEPTION: May 1, 1997

NET ASSETS AT DECEMBER 31, 2002:   $141,564,211

Q:   HOW DID SMALL CAP STOCKS PERFORM DURING 2002?

A:   The U.S. stock market suffered its third consecutive down year in 2002, and while smaller companies did modestly outperform the broader U.S. stock market, they could not escape the "bear trap." The Russell 2000 Index(1) posted a total return of -20.50%, versus a -22.10% decline for the S&P 500 Index.(2) Most of the small cap outperformance occurred in the first half of the year amid optimism that an economic recovery would translate into a relatively faster earnings recovery for smaller companies. As the economy lost steam over the summer and the stock market declined in the third quarter, small cap stocks fell more sharply and lost much of their year-to-date advantage. Subsequently, small caps trailed larger companies in a fourth quarter snapback rally from oversold conditions. Continued skepticism over the pace of economic recovery and a weakening dollar (a weaker dollar should benefit large-company earnings growth relatively more than smaller caps, due to large caps' greater international sales and profits exposure) led investors to favor larger caps during the period.

Q:   HOW DID THE FUND PERFORM, AND WHAT FACTORS DROVE RELATIVE PERFORMANCE?

A:   The Guardian Park Avenue Small Cap Fund significantly outperformed its benchmark (the Russell 2000) with a return of -15.50%.(3) The Fund's outperformance versus benchmark was due almost entirely to stock selection, rather than to sector allocations versus the Russell 2000 benchmark. This is consistent with our bottom-up investment process that focuses on choosing what we believe to be the best individual companies across economic sectors, rather than placing large "bets" at the sector level by significantly overweighting or underweighting certain sectors versus the benchmark. Though stock selection was positive across most sectors, we experienced particular strength in healthcare, consumer, energy and technology stocks. These areas of strength far outweighed negative selection in the industrials, basic materials and utility sectors.

--------------------------------------------------------------------------------

". . . we are maintaining our strong emphasis on stability and consistency of earnings growth, sticking with those companies that have the financial wherewithal and management skill to weather any potential renewed downturn as well as to participate in the stronger times ahead."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR 2003?

A:   We see evidence of stabilization in the industrial economy, and expect gradual improvement in 2003. On the other hand, an unexpectedly weak holiday shopping season and sluggish automobile sales have cast significant doubt on the continued strength of the consumer. For these reasons, we have moved from an overweight in consumer cyclical stocks at mid-year to a modest underweight at this time, and we have raised our weighting in industrial stocks to about neutral versus an underweighted posture during most of 2002. We also remain overweight in technology -- our position since early 2002, though this move was somewhat premature -- as we expect improved technology spending by corporations in 2003 after several years of flat to lower spending.

  From a broader perspective, it appears the economy and stock market have stabilized somewhat. However, at the time of this writing in early January, we face the possibility of going to war in Iraq along with the uncertainty and risk surrounding a growing nuclear threat from North Korea. These factors should contribute to sustained market volatility and put the current economic recovery at risk. Therefore, we are maintaining our strong emphasis on stability and consistency of earnings growth, sticking with those companies that have the financial wherewithal and management skill to weather any potential renewed downturn as well as to participate in the stronger times ahead.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE SMALL CAP FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE    THE GUARDIAN PARK AVENUE
                                                SMALL CAP FUND (CLASS A)    SMALL CAP FUND (CLASS B)       RUSSELL 2000 INDEX
                                                ------------------------    ------------------------       ------------------
5/1/97                                                   9550.00                    10000.00                    10000.00
6/97                                                    10999.80                    11085.90                    11588.80
12/97                                                   13016.70                    13046.50                    12867.50
6/98                                                    13895.50                    13876.50                    13501.50
12/98                                                   12190.70                    12126.40                    12539.90
6/99                                                    12000.20                    11886.00                    13704.10
12/99                                                   16665.50                    16405.70                    15206.70
6/00                                                    18591.30                    18223.20                    15668.50
12/00                                                   16273.50                    15895.00                    12247.10
6/01                                                    15562.20                    15138.60                    13097.20
12/01                                                   15129.60                    14205.00                    12563.60
12/02                                                   12784.00                    12136.00                     9991.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

--------------------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      5/1/97    -15.50%   -8.46%    -0.38%       5.17%
--------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         5/1/97    -19.30%   -9.85%    -1.29%       4.32%
--------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/6/97    -16.29%   -9.26%    -1.24%       3.67%
--------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/6/97    -18.80%   -9.87%    -1.44%       3.52%
--------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -16.46%     NA        NA       -16.15%
--------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -17.30%     NA        NA       -16.15%
--------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -15.81%     NA        NA       -11.16%
--------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -16.65%     NA        NA       -11.16%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN ASSET ALLOCATION FUND


[PHOTO]                           OBJECTIVE: Long-term total
Jonathan C. Jankus, C.F.A.          investment return consistent with
Portfolio Manager                   moderate investment risk

                                  PORTFOLIO: Generally purchases
                                    shares of The Guardian S&P 500
                                    Index, The Guardian Park Avenue,
                                    The Guardian Investment Quality
                                    Bond, and/or The Guardian Cash
                                    Management Funds. Also invests in
                                    individual securities and uses
                                    futures to manage allocations
                                    among the equity, debt and money
                                    market asset classes.

                                  INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 2002:   $152,252,538

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   For the year ended December 31, 2002, the Fund's total return was
-20.64%,(1) placing it below the average -11.74% return of funds with similar objectives and policies in the Lipper(2) universe. The Fund also underperformed the median return of -10.53% produced by Morningstar's(3) universe of asset allocation funds. For the life of the Fund beginning February 16, 1993 and ending December 31, 2002, the Fund's average annual return of 7.05% places it behind the average annual return of 8.78% experienced by its passive composite benchmark (60% of the S&P 500 Index(4) and 40% of the Lehman Aggregate Bond Index,(5) rebalanced monthly).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: U.S. stock market returns were negative for the third year in a row, the first time that has happened since the 1939-1941 period. Indeed, the market's returns have been so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2002 has actually been negative. In addition to a weak economy, the market has had to deal with shocking levels of corporate malfeasance, the continuing threats of terrorist attacks and a potential war in the Middle East.

  The Fund's performance was negatively impacted by an overly aggressive stance on the stock market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the stock market as being extremely "cheap" relative to fixed income alternatives. Unfortunately, the market has been unresponsive to the sort of quantitative value measures that have served us well in the past. At some point, we expect that relative valuation measures will return to historic norms, but until then, the concerns noted above will continue to cast their pall on investors.

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A:   Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested fully 100% in stocks, 0% in bonds and 0% in cash. This is the most aggressive position that the Fund can hold.

--------------------------------------------------------------------------------

"Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested fully 100% in stocks, 0% in bonds and 0% in cash."

--------------------------------------------------------------------------------

  At the time of this writing in January 2003, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy, and the Bush administration has proposed more tax cuts. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were three years ago.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions and the deduction of all fund expenses.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(5) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN ASSET ALLOCATION FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT:
[LINE GRAPH]

                                                   THE GUARDIAN ASSET                                     LEHMAN AGGREGATE BOND
                                                ALLOCATION FUND (CLASS A)         S&P 500 INDEX                   INDEX
                                                -------------------------         -------------           ---------------------
2/93                                                    10000.00                    10000.00                    10000.00
12/93                                                   10711.20                    10748.70                    10719.60
12/94                                                   10977.30                    10888.50                    10406.80
12/95                                                   13053.20                    14960.00                    12329.60
12/96                                                   15500.60                    18373.80                    12775.20
12/97                                                   19288.60                    24488.40                    14012.40
12/98                                                   23032.20                    31530.50                    15227.80
12/99                                                   26023.00                    38158.80                    15101.00
12/00                                                   26284.00                    34687.50                    16858.30
12/01                                                   23594.40                    30576.00                    18282.20
12/02                                                   18727.00                    23819.00                    20158.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of each The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. Each Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                      ASSET CLASS AS OF DECEMBER 31, 2002
[PIE CHART]
                               COMMON STOCKS 100%

--------------------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    -20.64%   -10.39%   -0.59%       7.05%
--------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    -24.21%   -11.75%   -1.50%       6.55%
--------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -21.31%   -11.11%   -1.41%       3.92%
--------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -23.67%   -11.71%   -1.61%       3.92%
--------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -21.70%     NA        NA       -15.69%
--------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -22.48%     NA        NA       -15.69%
--------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -21.05%     NA        NA       -17.30%
--------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -21.84%     NA        NA       -17.30%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN S&P 500 INDEX FUND


[PHOTO]                           OBJECTIVE: Seeks to track the
Jonathan C. Jankus, C.F.A.          investment performance of the
Portfolio Manager                   Standard & Poor's 500 Composite
                                    Stock Price Index ("the S&P 500
                                    Index")

                                  PORTFOLIO: Common stocks of
                                    companies included in the S&P 500
                                    Index, which emphasizes
                                    securities issued by large U.S.
                                    companies

                                  INCEPTION: August 7, 2000

NET ASSETS AT DECEMBER 31, 2002:   $120,498,087

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   For the year ended December 31, 2002, the Fund's return was -22.35%.(1) The
Fund's objective is to track the returns of the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks, which returned -22.10% over the same period. The S&P portfolio index is theoretical in the sense that it is computed as though the stocks tracked by the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. For the life of the Fund beginning August 7, 2000 and ending December 31, 2002, the Fund's average annual return was -18.50% compared to a total average annual return of -18.30% for the S&P 500 Index.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   U.S. stock market returns were negative for the third year in a row -- the first time that has happened since the 1939-1941 period. Indeed, the stock market's returns have been so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2002 has actually been negative despite the strong equity markets of the late 1990's. In addition to a weak economy, the stock market has had to deal with shocking levels of corporate malfeasance and the continuing threats of terrorist attacks and a potential war in the Middle East.

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A:   We will continue to manage the portfolio to be fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. Although past performance is not a guarantee of future results, if history is any indication, this strategy has proven to be a successful one over the long term.

--------------------------------------------------------------------------------

"We will continue to manage the portfolio to be fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum."

--------------------------------------------------------------------------------

  At the time of this writing in January 2003, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and the Bush administration has proposed more tax cuts. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were three years ago.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN S&P 500 INDEX FUND

                SECTOR WEIGHTINGS FOR THE GUARDIAN S&P 500 INDEX

               FUND AND THE S&P 500 INDEX AS OF DECEMBER 31, 2002
[PIE CHART]

Financials                                                                       20.45
Health Care                                                                      14.91
Information Technology                                                           14.31
Consumer Discretionary                                                           13.45
Industrials                                                                      11.53
Consumer Staples                                                                  9.48
Energy                                                                            6.00
Telecommunication Services                                                        4.19
Utilities                                                                         2.85
Materials                                                                         2.83

[LINE GRAPH]      GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                       THE GUARDIAN S&P        THE GUARDIAN S&P        THE GUARDIAN S&P
                                        500 INDEX FUND          500 INDEX FUND          500 INDEX FUND
                                           (CLASS A)               (CLASS B)               (CLASS C)          THE S&P 500 INDEX
                                     ---------------------   ---------------------   ---------------------    -----------------
8/7/00                                      9550.00                10000.00                10000.00               10000.00
12/00                                       8580.66                 8946.98                 8946.98                8967.32
3/01                                        7558.92                 7879.28                 7879.28                7905.50
6/01                                        7986.26                 8304.38                 8304.38                8368.50
9/01                                        6819.62                 7078.50                 7078.50                7108.45
12/01                                       7530.00                 7561.00                 7718.00                7868.00
12/02                                       5888.00                 5840.00                 6022.00                6240.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A, Class B and Class C shares of The Guardian S&P 500 Index Fund and the S&P 500 Index Fund. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 2% was imposed at the end of the period. The S&P 500 Index, Class B and Class C shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

------------------------------------------------------------------------
     AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception               Since
                                           Date      1 Year    Inception
------------------------------------------------------------------------
Class A Shares (without sales charge)      8/7/00    -22.35%    -18.50%
------------------------------------------------------------------------
Class A Shares (with sales charge)         8/7/00    -25.84%    -20.05%
------------------------------------------------------------------------
Class B Shares (without sales charge)      8/7/00    -23.22%    -19.27%
------------------------------------------------------------------------
Class B Shares (with sales charge)         8/7/00    -25.52%    -19.95%
------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -23.21%    -19.27%
------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -23.98%    -19.27%
------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -23.00%    -20.33%
------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -23.77%    -20.33%
------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
R. Robin Menzies             capital
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             of companies domiciled outside of
                             the United States

                           INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 2002:   $63,333,783

Q:   HOW DID THE FUND PERFORM?

A:   With another year of weak global equity markets, the total return for the
Fund during 2002 was -19.75%,(1) compared with the total return of -15.66% for the MSCI EAFE Index(2) during the same period. The weakness of the U.S. dollar masked larger declines in local markets. In local currency terms, the MSCI EAFE Index had a 2002 total return of -25.82%. During the same period, the MSCI Europe Index had a total return of -29.12%, the MSCI Japan Index had a total return of -18.61%, and the MSCI Pacific ex-Japan Index had a total return of -11.81%.(3) As in 2001, the worst sectors were Software and Services and Technology Hardware and Equipment, which fell by 47.5% and 37.2%, respectively. And again it was the "old economy" sectors that buoyed performance as Household and Personal Products and Food, Beverage and Tobacco recorded positive total returns of 10.0% and 5.4%, respectively. Transportation (-3.3%), Energy (-2.4%) and Health Care Equipment and Services (-2.5%) all outperformed the Index as well.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The Fund performed less well than the MSCI EAFE Index. However, many of the underlying investment management factors were positive. Regional allocation was beneficial in Europe where a slight underweight helped. Stock selection was the main source of relative outperformance in the United Kingdom and Europe. This was largely offset by stock selection in Japan and the Asia Pacific region, which had a negative impact. Our overweight position in defensive industries like Food, Beverage and Tobacco and Household and Personal Products helped the Fund's performance, along with our stock selection in the Transportation industry. However, our choice of holdings in Banking and Diversified Financials offset the good performance in other areas.

--------------------------------------------------------------------------------

"Regional allocation was beneficial in Europe where a slight underweight helped. Stock selection was the main source of relative outperformance in the United Kingdom and Europe. This was largely offset by stock selection in Japan and the Asia Pacific region, which had a negative impact."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   A general upturn in profits is unlikely when most international economies show little sign of recovery. In this atmosphere we prefer:

  - Defensive businesses that remain in control of their own destiny, such as pharmaceutical companies with good products and patent protection and tobacco companies;

  - The Telecommunications Services sector where the winners are becoming apparent both in infrastructure and mobile handsets; the balance sheets of some of the operators are stabilizing, while the next generation of telecommunications technology will increase levels of usage;

  - Some cyclical businesses, such as insurance, building, mining and advertising, that have good prospects and whose valuations are not demanding.

  International equity valuations are relatively attractive and any weakening of the U.S. dollar would boost returns.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong and New Zealand. The MSCI Europe Index is generally considered to be representative of European stock market activity. The returns for these indexes do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Indexes do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                                THE GUARDIAN BAILLIE GIFFORD
                                                                INTERNATIONAL FUND (CLASS A)             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
2/16/93                                                                      9550                              10000
6/93                                                                      10389.3                            12156.9
12/93                                                                     12353.5                            13092.5
6/94                                                                      12381.6                            14260.6
12/94                                                                     12285.1                            14147.9
6/95                                                                      12360.6                            14538.7
12/95                                                                     13653.6                            15782.2
6/96                                                                      14931.4                            16519.2
12/96                                                                     15610.4                              16786
6/97                                                                      17757.6                            18693.7
12/97                                                                     17338.7                            17131.4
6/98                                                                      20595.8                            19886.7
12/98                                                                       20738                            20614.8
6/99                                                                      21400.4                            21462.1
12/99                                                                     28455.5                            26242.3
6/00                                                                      25690.3                            25205.7
12/00                                                                     21678.9                            22579.4
6/01                                                                      18779.2                              19250
12/01                                                                       16836                            17791.3
3/02                                                                        16760                              17893
6/02                                                                        16228                              17547
9/02                                                                        12933                              14093
12/02                                                                       13509                              15006

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI EAFE Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                  GEOGRAPHIC LOCATION AS OF DECEMBER 31, 2002
[PIE CHART]

                                                                                               CONTINENTAL
UK                                    JAPAN           ASIA PACIFIC            CASH               EUROPE         EMERGING MARKETS
--                                    -----           ------------            ----             -----------      ----------------
28.23                                 19.87               5.67                0.36                43.10               2.77

--------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    -19.75%   -21.99%   -4.87%       3.58%
--------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    -23.36%   -23.18%   -5.74%       3.10%
--------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -20.81%   -22.92%   -5.89%      -2.54%
--------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -23.19%   -23.44%   -6.08%      -2.54%
--------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -20.77%     NA        NA       -22.85%
--------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -21.56%     NA        NA       -22.85%
--------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -19.93%     NA        NA       -21.33%
--------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -20.73%     NA        NA       -21.33%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


[PHOTO]                    OBJECTIVE: Long-term capital
Edward H. Hocknell           appreciation
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             portfolio of common stocks and
                             convertible securities issued by
                             companies in emerging markets

                           INCEPTION: May 1, 1997

NET ASSETS AT DECEMBER 31, 2002:   $47,313,148

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   In a turbulent year that challenged all equity investors, emerging markets have fared considerably better than their developed counterparts. The Fund's total return for the year was -4.50%.(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index(2) fell 6.0% for the year ended December 31, 2002, compared to a decline of 19.5% in the MSCI World Index(3) and an even greater fall in the S&P 500 Index(4), which was down 22.10%. It has been a roller coaster year: the first and final quarters showed notable gains; however, during the six months in between, emerging markets reverted to the weak trend seen in the developed markets and fell sharply, losing almost a quarter of their value.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The developing region of Europe, led by a 15.7% rise in Russia, was in positive territory for the year as a whole. Asia slipped into negative territory with contrasting returns from South Korea, up 8.6%, and Taiwan, down 24.5%. Latin America, down 22.5%, was the laggard region where Argentina and Brazil weighed heavily as their local currencies depreciated markedly against the U.S. dollar.(5) The Fund itself had a contrasting experience after a positive start to the year. A strong contribution from stock selection in South Africa, South Korea, Russia and Taiwan in the first half was partly reversed in the second half of the year as the same stocks fell from favor.

--------------------------------------------------------------------------------

"Against a challenging global economic and corporate backdrop, we feel optimistic that emerging markets may continue to outperform developed markets due to the secular attractions of higher growth and lower valuations."

--------------------------------------------------------------------------------

  Politics have been very much to the fore this year with changes in leadership in Brazil, Argentina, China, South Korea and Turkey. Economic conditions across the developing region has deteriorated. Company profits have generally taken a turn for the worse. Corporate governance issues have never been far from the surface, but have been broadly supportive, notably in Russia and South Korea.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Against a challenging global economic and corporate backdrop, we feel optimistic that emerging markets may continue to outperform developed markets due to the secular attractions of higher growth and lower valuations. The strength of the Chinese economy, in particular, will continue to play an important role. The most recent rise in commodity prices is a good case in point. As leading producers of basic raw materials, companies located in developing countries are major beneficiaries of this trend as seen in Brazil, South Africa, Russia, South Korea, and in Taiwan. Elsewhere in the region we will continue to concentrate on picking stocks with solid financial characteristics and above average long-term growth prospects.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) The MSCI World Index is an unmanaged index that is generally considered to be representative of the global stock market activity of the developed markets. The MSCI World Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(5) As measured by The MSCI EMF Index.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

[LINE GRAPH]      GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                  THE GUARDIAN BAILLIE        THE GUARDIAN BAILLIE
                                                GIFFORD EMERGING MARKETS    GIFFORD EMERGING MARKETS      MSCI EMERGING MARKETS
                                                     FUND (CLASS A)              FUND (CLASS B)                FREE INDEX
                                                ------------------------    ------------------------      ---------------------
5/1/97                                                   9550.00                    10000.00                    10000.00
                                                         9960.75                    10349.50                    10247.00
6/97                                                    10399.50                    10796.10                    10839.50
                                                        10894.30                    11291.30                    11037.00
                                                        10110.10                    10466.00                     9762.68
                                                        10408.80                    10776.70                     9836.83
                                                         8653.81                     8941.75                     8139.60
                                                         8401.76                     8679.61                     7826.65
12/97                                                    8788.61                     9029.50                     7950.48
                                                         7870.40                     8078.00                     7413.86
                                                         8619.96                     8835.32                     8233.59
                                                         8816.72                     9000.37                     8524.64
                                                         8779.24                     8942.12                     8374.67
                                                         7514.36                     7650.80                     7238.31
6/98                                                     6983.04                     7097.38                     6506.07
                                                         7273.61                     7378.95                     6714.57
                                                         5398.97                     5475.96                     4855.05
                                                         5436.46                     5485.66                     5171.21
                                                         5811.39                     6009.96                     5729.05
                                                         6261.30                     6291.52                     6190.79
12/98                                                    6242.56                     6252.69                     6105.01
                                                         5933.24                     5932.28                     6005.07
                                                         5830.14                     5815.77                     6119.13
                                                         6561.25                     6524.54                     6887.56
                                                         7114.26                     7058.54                     7769.29
                                                         6973.67                     6912.91                     7751.10
6/99                                                     7798.51                     7699.35                     8686.62
                                                         7657.91                     7544.00                     8366.96
                                                         7761.02                     7631.38                     8594.65
                                                         7442.33                     7301.27                     8248.02
                                                         7798.51                     7631.38                     8484.92
                                                         9063.89                     8854.74                     9136.14
12/99                                                   10606.50                    10340.20                    10306.80
                                                        10825.70                    10534.40                    10581.80
                                                        12035.90                    11699.50                    10725.40
                                                        11950.20                    11592.70                    10814.80
                                                        10663.70                    10330.50                     9784.78
                                                         9996.59                     9660.59                     9491.51
6/00                                                    10577.90                    10214.00                     9791.41
                                                        10006.50                     9641.18                     9309.95
                                                        10307.70                     9922.74                     9336.95
                                                         9365.32                     9010.08                     8489.39
                                                         8636.69                     8550.35                     7841.13
                                                         7937.20                     7850.33                     7172.79
12/00                                                    8073.22                     7738.18                     7334.31
                                                         7636.04                     7272.15                     6973.17
6/01                                                     8432.75                     7982.96                     7245.07
                                                         6417.28                     6067.05                     5687.86
12/01                                                    8167.44                     7257.00                     7201.10
                                                         9694.00                                                 8023.00
6/02                                                     8772.00                     8243.00                     7350.00
                                                         7362.00                     6903.00                     6152.00
12/02                                                    7840.00                     7257.00                     6769.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
[PIE CHART]       GEOGRAPHICAL REGION AS OF DECEMBER 31, 2002

                                                                 MIDDLE EAST AND
LATIN AMERICA                                   ASIA                  AFRICA                  CASH                  EUROPE
-------------                                   ----             ---------------              ----                  ------
19.46                                          53.89                  14.48                   2.45                   9.72

-------------------------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception
                                           Date      1 Year   3 Years   5 Years   Since Inception
-------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      5/1/97    -4.50%    -9.58%   -2.26%         -3.42%
-------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         5/1/97    -8.80%   -10.96%   -3.16%         -4.20%
-------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/6/97    -5.39%   -10.83%   -4.08%         -5.35%
-------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/6/97    -8.23%   -11.43%   -4.27%         -5.52%
-------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -5.50%     NA        NA          -10.71%
-------------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -6.45%     NA        NA          -10.71%
-------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -4.67%     NA        NA           -3.18%
-------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -5.62%     NA        NA           -3.18%
-------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN INVESTMENT QUALITY BOND FUND


[PHOTO]                              [PHOTO]
Thomas G. Sorell, C.F.A.             Howard W. Chin
Co-Portfolio Manager                 Co-Portfolio Manager

NET ASSETS AT DECEMBER 31, 2002:   $209,931,930

Q:   HOW DID THE FUND PERFORM IN 2002?

A:   The Fund had a total return of 9.25%(1) for the year ended December 31,
2002, substantially outperforming the average fund in the Lipper Intermediate Investment Grade(2) peer group, which returned 8.14% for the same period (the peer group consists of other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years). Additionally, the Lehman Aggregate Bond Index,(3) which measures the taxable fixed income market, had a return of 10.26% for 2002.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   2002 was notable for the long-awaited economic recovery that didn't fully materialize. Most investors entered 2002 expecting a modest recovery and while economic growth was positive in 2002 it was very erratic, creating confusion as to whether the economy was actually on the road to recovery. Periods of growth proved to be short-lived as positive economic news was later offset by new signs of continued economic weakness. To be sure, consumer spending (fueled by generational lows in mortgage rates and unprecedented refinancing opportunities) supported the faltering economy but it was insufficient to pull the economy out of its doldrums. To accomplish that, the business sector needed to resume its spending on capital improvements but that was unlikely to occur given their excess manufacturing capacity and low profitability. As a result, expectations regarding the timing of the recovery (and the need to increase interest rates) were pushed further and further off into the future and thus created a very positive environment for fixed income. In fact, after holding rates steady for nearly all of 2002, the Federal Reserve Board (Fed) surprised the markets with a 0.50% cut in the Fed Funds rate (to 1.25%) in November to provide additional interim stimulus and time for business investment to resume.

  Given this very favorable interest rate environment, the domestic fixed income market enjoyed yet another strong performance in 2002, the third consecutive year in which it experienced sharply positive returns. (The Lehman Aggregate Index has returned more than 10% annually on average during this period.) In contrast, the equity market saw an unwelcome continuation of 2001's weak performance. 2002 saw a record-setting number of corporate bankruptcies and a deluge of headlines regarding corporate fraud, suspect accounting practices and increased scrutiny of Wall Street research analysts. These events served to seriously erode investor confidence in the equity markets and contributed to a 22.10% decline in the S&P 500 Index(4) and much greater interest in fixed income as a less-risky investment alternative.

--------------------------------------------------------------------------------

Given this very favorable interest rate environment, the domestic fixed income market enjoyed yet another strong performance in 2002, the third consecutive year in which it experienced sharply positive returns.

--------------------------------------------------------------------------------

  The Treasury market performed very well in 2002 as the 2-year note dropped 1.42% in yield to close at 1.61% as of December 31, 2002 while the 10-year note rallied by 1.23% to finish at 3.83% as of December 31, 2002. Overall, the Lehman Treasury Index(3) returned 11.79%. On the other hand, the Lehman Credit Index(3) returned 10.52% for 2002 and while not dramatically worse than the Treasury Index on a nominal basis, the corporate bond sector experienced much of the same volatility and challenges as the equity market. A record $142 billion in investment grade bonds were downgraded to high yield status by the rating agencies in 2002. The hardest hit sectors were Communications, which underperformed Treasuries by 12.07% in the second quarter alone, and the Utility sector, which underperformed by 10.15% during the third quarter. The corporate market recouped a substantial portion of its underperformance in the fourth quarter as it rallied along with the equity markets, returning 2.51% more than Treasuries. The link between the performance of the bond and equity markets manifested itself clearly in 2002. However, the Credit Index still ended 2002 with an overall negative excess return of 1.87%, the fourth worst annual showing in the history of the Index.

  The performance of the various segments of the structured products was very strong but not uniformly so. Mortgage-backed securities (MBS) performed extremely well, posting a nominal return of 8.75% and outperforming comparable duration Treasuries by a record-setting 1.73%. Commercial mortgage-backed securities (CMBS) performed even better. In fact, their nominal return of 15.32% and excess return of 2.10% were the best among all fixed income sectors. In contrast, asset-backed securities (ABS) posted one of their weaker performances, returning 8.55% on a nominal basis and underperforming Treasuries (by 0.16%) for the first time since 1998.(5)

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) The Lehman Aggregate Bond Index, The Lehman Treasury Index, and The Lehman Credit Index are unmanaged indexes that are generally considered to be representative of U.S. bond market activity, the U.S. treasury market, and U.S. investment grade corporate bond market activity, respectively. The Indexes are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Indexes do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(5) The respective indexes are: the Lehman Mortgage-Backed Securities (MBS) Index, the Lehman Commercial Mortgage-Backed Securities (CMBS) Index and the Lehman Asset-Backed Securities (ABS) Index.
--------------------------------------------------------------------------------

THE GUARDIAN INVESTMENT QUALITY BOND FUND

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   Coming into 2002, we believed the spread sectors were fundamentally undervalued and elected to overweight many of the sectors on a selective basis. We remained overweighted in all segments of the securitized products sector for the entire year and as noted above, the MBS and CMBS sectors performed extremely well and contributed substantially to the Fund's outperformance.

  We were also overweighted in the corporate sector, but assumed a much more defensive and cautious posture as the year unfolded. We reduced our overweighted exposure as the prospects for a strong recovery faded, but more importantly, we decided to keep our portfolio very well diversified with smaller individual exposures. This approach, as well as an even more intensified monitoring of credits, was warranted as investors lost confidence in financial reporting and numerous companies admitted to inappropriate, or at best aggressive, interpretations of GAAP accounting policies. This asset allocation and diversification served us very well for much of the year, as large differences in realized performance among investment grade funds could be attributed to success in avoiding the handful of corporate credits that "blew up."

Q:   WHAT IS YOUR OUTLOOK FOR 2003?

A:   The signs of the long-awaited economic recovery seem closer. Fiscal and monetary policies remain very accommodative and consumer spending is likely to remain sufficiently strong until the business sector recovers. We believe that treasury yields will likely rise and the yield curve will be flatter if the recovery takes hold. To be sure, geopolitical uncertainties in Iraq or North Korea or further acts of terrorism could jeopardize this outlook but despite this possibility, we retain a positive outlook for most segments of the spread sectors.

  The Credit Index ended 2002 on a strong note and we believe the corporate market should continue to outperform this year, as an improving economy and the benefits of corporations' earlier efforts at cost cutting and strengthening balance sheets will significantly improve corporate profitability. Investors will likely have greater comfort with undertaking more credit risk.

  We also remain very constructive on the prospects for the structured products sector. The positive environment from 2002 (strong demand and steep yield curve) continues to be in place and barring another unprecedented rally and refinancing wave, prepayment risks should be relatively modest.

  Accordingly, we are entering 2003 with overweights to the corporate and structured products sectors with a watchful eye towards a potential realignment in the relative value between them. In 2002, a portion of the demand for structured products came from investors who sought a temporary safe haven from the carnage experienced in the corporate sector. To the extent that the economy is viewed as clearly recovering, there is the potential for substantial outperformance by overweighting the corporate sector as 2002's asset allocation decision is reversed. We plan to monitor the sectors closely and adjust our sector exposures as appropriate.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                              THE GUARDIAN INVESTMENT QUALITY
                                                                    BOND FUND (CLASS A)            LEHMAN AGGREGATE BOND INDEX
                                                              -------------------------------      ---------------------------
2/16/93                                                                   9550.00                            10000.00
6/93                                                                      9858.19                            10440.90
12/93                                                                    10064.90                            10719.70
6/94                                                                      9590.79                            10305.00
12/94                                                                     9612.38                            10407.00
6/95                                                                     10596.00                            11598.00
12/95                                                                    11212.00                            12329.70
6/96                                                                     10987.60                            12179.90
12/96                                                                    11518.60                            12777.30
6/97                                                                     11880.00                            13172.50
12/97                                                                    12495.20                            14010.90
6/98                                                                     12979.00                            14561.20
12/98                                                                    13479.80                            15228.00
6/99                                                                     13285.80                            15019.30
12/99                                                                    13346.00                            15102.80
6/00                                                                     13816.60                            15704.90
12/00                                                                    14657.10                            16858.60
12/01                                                                    15907.00                            18282.20
3/02                                                                     15933.00                            18299.00
6/02                                                                     16458.00                            18975.00
9/02                                                                     17168.00                            19846.00
12/02                                                                    17377.00                            20158.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS B AND C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

-------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                  Since
                                           Date      1 Year   3 Years   5 Years   Inception
-------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    9.25%     9.20%     6.82%      6.24%
-------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    4.33%     7.54%     5.84%      5.75%
-------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      8/7/00    8.43%      NA        NA        8.68%
-------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         8/7/00    5.43%      NA        NA        7.93%
-------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    8.44%      NA        NA        8.68%
-------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    7.44%      NA        NA        8.68%
-------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    8.81%      NA        NA        8.67%
-------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    7.81%      NA        NA        8.67%
-------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN HIGH YIELD BOND FUND


[PHOTO]                              [PHOTO]
Peter J. Liebst                      Thomas G. Sorell, C.F.A.
Co-Portfolio Manager                 Co-Portfolio Manager

OBJECTIVE: Seeks current income. Capital appreciation is a secondary objective.

PORTFOLIO:  At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

INCEPTION: September 1, 1998

NET ASSETS AT DECEMBER 31, 2002:   $57,883,506

Q:   HOW DID THE FUND PERFORM DURING 2002?

A:   The Guardian High Yield Bond Fund posted a 0.96%(1) return for calendar year 2002. This compared to an average -1.76% return for the 379 high yield bond funds tracked by Lipper Analytical Services.(2) The Fund outperformed the overall high yield market by 2.37% as the Fund's benchmark, the Lehman Brothers Corporate High Yield Index,(3) posted a -1.41%(2) return for the year 2002.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The number and magnitude of events impacting the U.S. financial markets during calendar year 2002 will long be highlighted in the financial history books. The year began with an economy struggling to recover from 2001's business driven recession. Many market pundits expounded an optimistic forecast of a recovery during 2002. Unfortunately the demand for goods and services needed to spur business capital spending never materialized throughout the year. The only bright spot was the consumer who, supported by low interest rates and proceeds from mortgage refinancing, continued to spend and hold up the fragile economy.

  Complicating this macroeconomic environment were realities such as a rampant level of corporate credit deterioration. During 2002, the U.S. corporate credit markets experienced a level of credit deterioration never before seen in a single year since the high yield market became established in the late '80s. The number of investment grade issues downgraded to below investment grade (fallen angels) totaled 318 and represented $142 billion of outstanding bonds. At the end of the year, these fallen angels accounted for a stunning 22.1% of the high yield market as measured by the Lehman Brothers Corporate High Yield Index. Fallen angels also had a notable effect on the overall performance of the high yield market, as the annual return would have been 2.55% higher if these fallen angels were excluded.

--------------------------------------------------------------------------------

"The Guardian High Yield Bond Fund outperformed the high yield market and its mutual fund peer group during calendar 2002 by actively managing sector diversification and adhering to a credit based fundamental investment selection process."

--------------------------------------------------------------------------------

  Uncertainty and distrust were added to the credit realities of a second consecutive year of economic weakness, with ongoing geopolitical concerns and a wave of improper corporate governance disclosures. Geopolitical risks did not ease during 2002, but instead escalated. The war on terrorism was expanded to take aim at Iraq, tensions between India and Pakistan reached a crisis level, and North Korea was identified as a potential nuclear threat. Additionally, while corporate mismanagement is not a new revelation, it was startling to see the scale of malfeasance revealed by some of the largest and most well-known organizations in the corporate world. Names such as WorldCom, Tyco, Adelphia, Vivendi, National Century, and numerous other firms grabbed the spotlight for dubious reasons.

  The Guardian High Yield Bond Fund outperformed the high yield market and its mutual fund peer group during calendar 2002 by actively managing sector diversification and adhering to a credit-based fundamental investment selection process. The high yield market's performance was heavily impacted by the substantial negative returns in the Media Cable, Wireline Telecommunications, Airline, Electric Utility and Pipeline sectors. The Fund benefited from being substantially underweighted in all the above with the exception of Media Cable for which a market weight was maintained. The sectors which produced a notable contribu-

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN HIGH YIELD BOND FUND

tion to the Fund's performance were Media-NonCable, Consumer Products, Gaming and Healthcare.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR AND WHAT IS YOUR OUTLOOK
FOR THE FUTURE?

A:   The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 20% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer creditworthiness and risk/return profile, and relative value. Throughout 2002, stronger credit quality and larger, more liquid issues were emphasized.

  At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                  THE GUARDIAN BAILLIE        THE GUARDIAN BAILLIE
                                                GIFFORD EMERGING MARKETS    GIFFORD EMERGING MARKETS      MSCI EMERGING MARKETS
                                                     FUND (CLASS A)              FUND (CLASS B)                FREE INDEX
                                                ------------------------    ------------------------      ---------------------
9/1/98                                                   9550.00                    10000.00                    10000.00
                                                         9842.71                    10363.70                    10045.10
                                                         9849.67                    10367.90                     9839.37
                                                        10380.20                    10900.70                    10247.60
12/98                                                   10432.70                    10941.80                    10258.90
                                                        10464.20                    10973.30                    10411.30
                                                        10407.90                    10887.50                    10350.00
                                                        10511.80                    10986.90                    10446.60
                                                        10684.00                    11167.20                    10651.10
                                                        10453.20                    10908.90                    10507.00
6/99                                                    10386.30                    10816.00                    10484.60
                                                        10336.40                    10779.90                    10526.60
                                                        10296.10                    10712.50                    10410.40
                                                        10131.00                    10531.90                    10335.40
                                                        10055.00                    10442.10                    10266.80
                                                        10277.40                    10656.90                    10387.40
12/99                                                   10371.10                    10435.10                    10504.20
                                                        10235.30                    10286.60                    10459.00
                                                        10317.10                    10361.00                    10479.20
                                                        10074.70                    10106.50                    10257.00
                                                        10219.80                    10255.40                    10275.40
                                                        10093.00                    10118.00                    10170.00
6/00                                                    10290.80                    10305.70                    10377.10
                                                        10321.70                    10313.10                    10456.30
                                                        10462.10                    10448.40                    10527.80
                                                        10355.40                    10333.90                    10435.80
                                                        10001.20                     9969.16                    10101.50
                                                         9324.15                     9283.08                     9701.49
12/00                                                    9694.31                     9659.77                     9888.90
                                                        10150.40                    10096.80                    10517.70
6/01                                                     9789.53                     9705.43                    10277.10
                                                         9430.61                     9349.60                     9842.24
12/01                                                    9972.32                     9558.00                    10410.00
                                                        10146.00                                                10586.00
6/02                                                     9874.00                    10026.00                     9907.00
                                                         9645.00                     9774.00                     9616.00
12/02                                                   10070.00                    10082.00                    10265.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 1% was imposed at the end of the period. The Index and Class B shares begin at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

---------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                        Since
                                           Date      1 Year   3 Years   Inception
---------------------------------------------------------------------------------
Class A Shares (without sales charge)      9/1/98     0.96%   -0.98%      1.39%
---------------------------------------------------------------------------------
Class A Shares (with sales charge)         9/1/98    -3.58%   -2.49%      0.32%
---------------------------------------------------------------------------------
Class B Shares (without sales charge)      9/1/98     0.35%   -1.76%      0.43%
---------------------------------------------------------------------------------
Class B Shares (with sales charge)         9/1/98    -2.65%   -2.42%      0.20%
---------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00     0.35%     NA       -1.74%
---------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00    -0.65%     NA       -1.74%
---------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01     0.55%     NA       -0.06%
---------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -0.44%     NA       -0.06%
---------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN TAX-EXEMPT FUND


[PHOTO]                    OBJECTIVE: Seeks to maximize
Alexander M. Grant, Jr.      current income exempt from
Portfolio Manager            federal income taxes, consistent
                             with the preservation of capital

                           PORTFOLIO: At least 80% in
                             investment grade municipal debt
                             obligations

                           INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 2002:   $123,592,794

Q:   HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN 2002?

A:   The Guardian Tax-Exempt Fund produced a total return of 10.20%(1) for 2002.
The Lehman Municipal Bond Index(2) produced a total return of 9.60% for the same period. The latter reflects the different investment parameters of that Index which includes all bonds and maturities. Even so, The Guardian Tax-Exempt Fund exceeded it by 0.59%.

  Somewhat more meaningful peer group comparisons are from Lipper and Morningstar. The Lipper General Municipal(3) average return the year ended December 31, 2002 was 8.36%, ranking the Fund 22nd out of 287 funds with the same objective and in Lipper's 8th percentile. For Morningstar's(4) universe of municipal national long funds, the average return for the year ended December 31, 2002 was 7.97%. The Guardian Tax-Exempt Fund outperformed Morningstar's universe of municipal national long funds by 2.23%.

  For the three-year period ended December 31, 2002, Lipper ranks the Fund 15th out of 246 general municipal funds and in the 7th percentile. For the five-year period ended December 31, 2002, the Fund ranks 9th out of 204 funds and in the 5th percentile. For the life of the Fund beginning February 16, 1993 and ended December 31, 2002, Lipper ranks the Fund 59th out of 94 funds and in the 63rd percentile.

  As of December 31, 2002, the Fund's 30-day yield was 3.75%, which compares to a 6.01% tax equivalent yield for a person in the highest federal income tax bracket in 2002.

Q:   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A:   Benefiting from historically low interest rates, municipal issuers issued bonds at record levels. For 2002, $357.9 billion in long-term bonds were issued, a 24% increase over the $286.6 billion issued in 2001. The high new issue volume in 2002 broke the $292.2 billion record set in 1993.

  Investors poured money into municipal bonds, allowing the market to absorb this volume.
--------------------------------------------------------------------------------

"Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds."

--------------------------------------------------------------------------------

  Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds. On the sell side, we sold selectively retail and institutional blocks when the prices were attractive in terms of the spread off our benchmarks.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The increased volume of issues in 2002 was easily absorbed by traditional institutional and retail investors with investment capital made available by coupon and redemption payments as well as by crossovers and arbitrageurs (who are investors who usually buy taxable bonds) brought in by the attractive ratios to taxable bonds. As long as the lower interest rate environment continues, we would expect these issuance and investment patterns to continue. If interest rates do not decline any further and in fact increase, at the very least we would expect new issuance for refundings to decline in 2003. In 2002, new issuance for refundings was $92.0 billion, versus $63.4 billion in 2001.

  Also, the strength of the economic recovery, resolutions of state and local government budgetary problems, inflationary pressures and propositions and enacted tax law changes in Washington will be the variables to carefully monitor over the coming weeks and months. They are critical influences on interest rates, new issuance volume, credit quality and investor demand.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment, and its return does not reflect the expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may pay when purchasing or redeeming shares of the Fund. There are 287 funds in the Lipper General Municipal category for the twelve-month period ended December 31, 2002.

(4) (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------

THE GUARDIAN TAX-EXEMPT FUND

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                            AS OF DECEMBER 31, 2002
[PIE CHART]

                                                LOCAL GENERAL OBLIGATION
STATE GENERAL OBLIGATION BONDS                            BONDS                   REVENUE BONDS               INSURED BONDS
------------------------------                  ------------------------          -------------               -------------
7.26                                                      20.10                       21.11                       51.53

                     CREDIT QUALITY AS OF DECEMBER 31, 2002
[PIE CHART]

AAA/US GOVERNMENT & GOVERNMENT AGENCY                                        AA                                 A
-------------------------------------                                        --                                 -
68.58                                                                      26.64                               4.78

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                                THE GUARDIAN TAX-EXEMPT FUND
                                                                         (CLASS A)                 LEHMAN MUNICIPAL BOND INDEX
                                                                ----------------------------       ---------------------------
2/16/93                                                                   9550.00                            10000.00
                                                                          9682.97                            10244.90
                                                                          9475.59                            10136.70
                                                                          9571.16                            10239.00
                                                                          9638.18                            10296.50
6/93                                                                      9829.56                            10468.40
                                                                          9767.66                            10482.10
                                                                         10052.80                            10700.40
                                                                         10230.30                            10822.20
                                                                         10135.20                            10843.20
                                                                         10004.00                            10747.60
12/93                                                                    10228.50                            10974.50
                                                                         10358.40                            11099.90
                                                                          9957.25                            10812.40
                                                                          9409.59                            10372.10
                                                                          9381.47                            10460.00
                                                                          9523.56                            10550.70
6/94                                                                      9383.11                            10486.30
                                                                          9555.98                            10678.50
                                                                          9564.96                            10715.40
                                                                          9398.78                            10558.20
                                                                          9243.34                            10370.70
                                                                          9083.23                            10182.90
12/94                                                                     9313.33                            10407.00
                                                                          9593.52                            10704.60
                                                                          9820.20                            11015.90
                                                                          9896.19                            11142.50
                                                                          9895.04                            11155.70
                                                                         10181.10                            11511.70
6/95                                                                      9985.84                            11411.00
                                                                         10122.50                            11519.00
                                                                         10212.90                            11665.20
                                                                         10268.90                            11738.90
                                                                         10398.30                            11909.50
                                                                         10564.80                            12107.40
12/95                                                                    10669.90                            12223.60
                                                                         10775.00                            12316.00
                                                                         10658.30                            12232.80
                                                                         10484.20                            12076.50
                                                                         10468.50                            12042.30
                                                                         10452.80                            12037.70
6/96                                                                     10532.20                            12168.90
                                                                         10658.70                            12279.00
                                                                         10629.90                            12276.20
                                                                         10771.70                            12447.80
                                                                         10902.90                            12588.50
                                                                         11102.30                            12819.00
12/96                                                                    11053.70                            12764.90
                                                                         11035.30                            12789.10
                                                                         11123.20                            12906.50
                                                                         10986.70                            12734.30
                                                                         11069.90                            12841.10
                                                                         11233.30                            13034.30
6/97                                                                     11369.80                            13173.20
                                                                         11671.40                            13538.00
                                                                         11539.50                            13411.10
                                                                         11681.30                            13570.10
                                                                         11754.00                            13657.60
                                                                         11835.20                            13738.00
12/97                                                                    12020.10                            13938.30
                                                                         12100.00                            14082.10
                                                                         12062.60                            14086.40
                                                                         12106.70                            14098.90
                                                                         12027.40                            14035.30
                                                                         12276.80                            14257.30
6/98                                                                     12300.80                            14313.60
                                                                         12322.40                            14349.40
                                                                         12528.60                            14571.10
                                                                         12711.90                            14752.70
                                                                         12632.00                            14752.40
                                                                         12722.70                            14804.10
12/98                                                                    12761.70                            14841.40
                                                                         12875.50                            15017.90
                                                                         12873.20                            14952.40
                                                                         12834.30                            14973.20
                                                                         12859.10                            15010.20
                                                                         12700.20                            14923.40
6/99                                                                     12529.30                            14708.70
                                                                         12562.60                            14762.20
                                                                         12445.20                            14643.90
                                                                         12427.10                            14650.00
                                                                         12243.40                            14491.30
                                                                         12416.00                            14645.40
12/99                                                                    12333.70                            14536.20
                                                                         12276.90                            14473.20
                                                                         12441.70                            14641.10
                                                                         12752.50                            14961.30
                                                                         12653.50                            14872.60
                                                                         12567.40                            14795.30
6/00                                                                     12924.20                            15187.30
                                                                         13094.20                            15398.60
                                                                         13304.90                            15636.00
                                                                         13218.10                            15554.60
                                                                         13361.40                            15724.30
                                                                         13479.20                            15843.30
12/00                                                                    13856.90                            16225.90
                                                                         13856.90                            16225.90
                                                                         13856.90                            16225.90
                                                                         14099.50                            16595.00
                                                                         14099.50                            16595.00
                                                                         14099.50                            16595.00
6/01                                                                     14172.60                            16702.90
                                                                         14172.60                            16702.90
                                                                         14172.60                            16702.90
                                                                         14569.40                            17171.70
                                                                         14569.40                            17171.70
                                                                         14569.40                            17171.70
12/01                                                                    14518.00                            17067.00
3/02                                                                     14648.00                            17228.00
6/02                                                                     15199.00                            17859.00
9/02                                                                     16084.00                            18707.00
12/02                                                                    15998.00                            18706.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may pay when purchasing Class A shares of the Fund. The Index begins at $10,000. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

PERFORMANCE FOR CLASS C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

-------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002
                                         Inception                                  Since
                                           Date      1 Year   3 Years   5 Years   Inception
-------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    10.20%    9.04%     5.88%      5.41%
-------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93     5.24%    7.38%     4.91%      4.92%
-------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00     9.37%     NA        NA        7.63%
-------------------------------------------------------------------------------------------
Class C Shares (with sales charge)         8/7/00     8.37%     NA        NA        7.63%
-------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions of gains or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1% except where noted). Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN CASH MANAGEMENT FUND


[PHOTO]                    OBJECTIVE: Seeks as high a level of
Alexander M. Grant, Jr.      current income as is consistent
Portfolio Manager            with liquidity and preservation
                             of capital

                           PORTFOLIO: Short-term money market
                             instruments

                           INCEPTION: November 3, 1982

NET ASSETS AT DECEMBER 31, 2002:   $694,474,771

Q:   HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM FOR THE YEAR ENDED
DECEMBER 31, 2002?

A:   As of December 31, 2002 the effective 7-day net annualized yield for The
Guardian Cash Management Fund was 0.65%.(1) The Fund produced a total net return of 0.95%(2) for the year ended December 31, 2002. In comparison, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 0.74% as of December 31, 2002; total return for the year ended December 31, 2002 for the same category was 1.10%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A:   The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presented minimal credit risks according to our criteria. As always, we only purchased securities for the Fund's portfolio from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation. Most of the portfolio (74.09%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (5.66%) and floating rate taxable municipal bonds (20.25%).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). During most of 2002, the Fed's policy making Federal Open Market Committee (FOMC) maintained the Federal Funds target rate at 1.75%. However, in November of 2002, the committee cut the Federal Funds target rate to 1.25%, citing economic weakness. The Federal Funds target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 37 days as of December 31, 2002. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 46 days.

--------------------------------------------------------------------------------

"Our investment strategy was to create a diversified portfolio of money market instruments that presented minimal credit risks according to our criteria."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Uncertainty regarding the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors have typically transferred cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------

(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

December 31, 2002

/ /   The Guardian Park Avenue Fund


COMMON STOCKS -- 97.8%
Shares                                                                    Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
    187,800  General Dynamics Corp.                              $   14,905,686
    183,900  Lockheed Martin Corp.                                   10,620,225
                                                                 --------------
                                                                     25,525,911
-------------------------------------------------------------------------------
BANKS -- 7.5%
    333,100  Bank of America Corp.                                   23,173,767
    217,700  Bank One Corp.                                           7,956,935
    158,025  Charter One Financial, Inc.                              4,540,058
    169,800  Golden West Financial Corp.                             12,193,338
    167,800  M & T Bank Corp.                                        13,314,930
    192,700  North Fork Bancorporation, Inc.                          6,501,698
    352,200  SouthTrust Corp.                                         8,752,170
    458,300  Wells Fargo & Co.                                       21,480,521
                                                                 --------------
                                                                     97,913,417
-------------------------------------------------------------------------------
BEVERAGES -- 3.2%
     87,000  Anheuser-Busch Cos., Inc.                                4,210,800
    409,200  Coca-Cola Co.                                           17,931,144
    305,100  PepsiCo., Inc.                                          12,881,322
    238,000  The Pepsi Bottling Group, Inc.                           6,116,600
                                                                 --------------
                                                                     41,139,866
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.2%
    310,000  Amgen, Inc.*                                            14,985,400
-------------------------------------------------------------------------------
CHEMICALS -- 1.3%
    153,700  Air Products & Chemicals, Inc.                           6,570,675
    257,900  E.I. Du Pont de Nemours & Co.                           10,934,960
                                                                 --------------
                                                                     17,505,635
-------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.1%
    595,300  Concord EFS, Inc.*                                       9,370,022
    198,600  First Data Corp.                                         7,032,426
    306,900  Fiserv, Inc.*                                           10,419,255
                                                                 --------------
                                                                     26,821,703
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.8%
  1,777,800  Cisco Systems, Inc.*                                    23,289,180
-------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.6%
    615,100  Dell Computer Corp.*                                    16,447,774
    501,100  Hewlett Packard Co.                                      8,699,096
    281,300  Int'l. Business Machines                                21,800,750
                                                                 --------------
                                                                     46,947,620
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.2%
    236,600  American Express Co.                                     8,363,810
    851,566  Citigroup, Inc.                                         29,966,607
    253,600  Federal Home Loan Mortgage Corp.                        14,975,080
    249,100  Federal National Mortgage Assn.                         16,024,603
    150,000  Goldman Sachs Group, Inc.                               10,215,000
    213,866  Legg Mason, Inc.                                        10,381,056
    116,000  Lehman Brothers Hldgs., Inc.                             6,181,640
    164,200  Merrill Lynch & Co., Inc.                                6,231,390
     77,000  SLM Corp.                                                7,997,220
    236,800  State Street Corp.                                       9,235,200
                                                                 --------------
                                                                    119,571,606
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
    637,300  SBC Comm., Inc.                                         17,277,203
    829,200  Verizon Comm.                                           32,131,500
                                                                 --------------
                                                                     49,408,703
-------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.1%
    246,300  FPL Group, Inc.                                         14,810,019
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.2%
    235,300  Nabors Industries, Inc.*                            $    8,299,031
    491,500  Schlumberger Ltd.                                       20,687,235
                                                                 --------------
                                                                     28,986,266
-------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
     92,200  Hershey Foods Corp.                                      6,217,968
    303,200  Kraft Foods, Inc.                                       11,803,576
                                                                 --------------
                                                                     18,021,544
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.0%
    321,600  Baxter Int'l., Inc.                                      9,004,800
    218,200  Boston Scientific Corp.*                                 9,277,864
    196,600  Guidant Corp.*                                           6,065,110
    311,500  Medtronic, Inc.                                         14,204,400
                                                                 --------------
                                                                     38,552,174
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.0%
    390,400  AmerisourceBergen Corp.                                 21,202,624
    379,800  HCA, Inc.                                               15,761,700
    313,000  Health Management Associates, Inc.                       5,602,700
    420,000  Laboratory Corp. of America Hldgs.*                      9,760,800
                                                                 --------------
                                                                     52,327,824
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
    337,300  Newell Rubbermaid, Inc.                                 10,230,309
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.7%
    263,900  Procter & Gamble Co.                                    22,679,566
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.8%
  1,518,000  General Electric Co.                                    36,963,300
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 1.0%
    539,400  SunGard Data Systems, Inc.*                             12,708,264
-------------------------------------------------------------------------------
INSURANCE -- 6.4%
    118,400  Ambac Financial Group, Inc.                              6,658,816
    658,700  American Int'l. Group, Inc.                             38,105,795
    367,900  Chubb Corp.                                             19,204,380
    416,200  Marsh & McLennan Cos., Inc.                             19,232,602
                                                                 --------------
                                                                     83,201,593
-------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.5%
    255,700  USA Interactive*                                         5,860,644
-------------------------------------------------------------------------------
MACHINERY -- 1.1%
    207,800  Danaher Corp.                                           13,652,460
-------------------------------------------------------------------------------
MEDIA -- 2.7%
    172,100  Clear Channel Comm., Inc.*                               6,417,609
    521,000  Viacom, Inc.*                                           21,235,960
    484,900  Walt Disney Co.                                          7,908,719
                                                                 --------------
                                                                     35,562,288
-------------------------------------------------------------------------------
METALS AND MINING -- 1.0%
    457,500  Alcoa, Inc.                                             10,421,850
     93,100  Newmont Mining Corp.                                     2,702,693
                                                                 --------------
                                                                     13,124,543
-------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.2%
    186,000  Costco Wholesale Corp.*                                  5,219,160
    711,300  Wal-Mart Stores, Inc.                                   35,927,763
                                                                 --------------
                                                                     41,146,923
-------------------------------------------------------------------------------
OIL AND GAS -- 5.0%
    196,200  EOG Resources, Inc.                                      7,832,304
  1,376,900  Exxon Mobil Corp.                                       48,108,886
    338,200  Occidental Petroleum Corp.                               9,621,790
                                                                 --------------
                                                                     65,562,980
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.0%
    237,200  Avon Products, Inc.                                 $   12,777,964
-------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.3%
    128,400  Abbott Laboratories                                      5,136,000
    319,200  Bristol-Myers Squibb Corp.                               7,389,480
    481,740  Johnson & Johnson                                       25,874,256
    325,000  King Pharmaceuticals, Inc.*                              5,586,750
    373,900  Merck & Co., Inc.                                       21,166,479
  1,475,400  Pfizer, Inc.                                            45,102,978
    392,900  Pharmacia Corp.                                         16,423,220
    183,000  Wyeth                                                    6,844,200
                                                                 --------------
                                                                    133,523,363
-------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.8%
    786,500  Applied Materials, Inc.*                                10,248,095
  1,411,800  Intel Corp.                                             21,981,726
    159,500  KLA-Tencor Corp.*                                        5,641,515
    354,300  National Semiconductor Corp.*                            5,318,043
    450,100  Texas Instruments, Inc.                                  6,756,001
                                                                 --------------
                                                                     49,945,380
-------------------------------------------------------------------------------
SOFTWARE -- 6.6%
    513,300  Adobe Systems, Inc.                                     12,730,353
  1,010,900  Microsoft Corp.*                                        52,263,530
  1,320,400  Oracle Corp.*                                           14,260,320
    152,800  Symantec Corp.*                                          6,189,928
                                                                 --------------
                                                                     85,444,131
-------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.4%
    139,500  Bed, Bath & Beyond, Inc.*                                4,816,935
-------------------------------------------------------------------------------
TOBACCO -- 1.0%
    330,400  Philip Morris Cos., Inc.                                13,391,112
-------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 1.1%
    283,200  W.W. Grainger, Inc.                                 $   14,598,960
-------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $1,418,784,326)                              1,270,997,583
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.5%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$31,871,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2002, maturity
             value $31,873,036 at
             1.15%, due 1/2/2003 (1)
               (COST $31,871,000)                                $   31,871,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
  (COST $1,450,655,326)                                           1,302,868,583
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.3)%                                             (3,410,636)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $1,299,457,947
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 *  Non-income producing security.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Park Avenue Small Cap Fund


COMMON STOCKS -- 96.3%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.0%
    26,350  Alliant Techsystems, Inc.*                          $  1,642,922
    34,400  DRS Technologies, Inc.*                                1,077,752
    61,000  Precision Castparts Corp.                              1,479,250
                                                                ------------
                                                                   4,199,924
----------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.5%
    29,400  UTi Worldwide, Inc.                                      771,750
----------------------------------------------------------------------------
AIRLINES -- 1.2%
   125,400  Skywest, Inc.                                          1,638,978
----------------------------------------------------------------------------
AUTO COMPONENTS -- 1.3%
    78,600  American Axle & Mfg. Hldgs., Inc.*                     1,840,812
----------------------------------------------------------------------------
BANKS -- 8.3%
    32,500  Allegiant Bancorp, Inc.                                  592,443
    22,580  Associated Banc-Corp                                     766,365
    33,000  City National Corp.                                    1,451,670
    28,700  Community Bank System, Inc.                              899,745
    57,200  East West Bancorp, Inc.                                2,063,776
    94,400  Fulton Financial Corp.                                 1,667,104
    45,300  Southwest Bancorp. of Texas, Inc.*                     1,305,093
    42,400  UCBH Hldgs., Inc.                                      1,799,880
    44,600  W Hldg. Co., Inc.                                        731,886
    14,850  Wintrust Financial Corp.                                 465,102
                                                                ------------
                                                                  11,743,064
----------------------------------------------------------------------------
BEVERAGES -- 1.9%
    52,700  Boston Beer Co., Inc.*                                   753,610
   105,900  Cott Corp.*                                            1,887,138
                                                                ------------
                                                                   2,640,748
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.3%
    24,700  Charles River Laboratories Int'l.*                       950,456
   152,600  Medarex, Inc.*                                           602,770
   127,100  Protein Design Labs, Inc.*                             1,080,350
    42,300  Vertex Pharmaceuticals, Inc.*                            670,455
                                                                ------------
                                                                   3,304,031
----------------------------------------------------------------------------
CHEMICALS -- 2.3%
    70,500  Cabot Corp.                                            1,871,070
    65,500  Spartech Corp.                                         1,351,265
                                                                ------------
                                                                   3,222,335
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 4.4%
    41,500  Banta Corp.                                            1,297,705
   103,400  Daisytek Int'l. Corp.*                                   819,962
    27,750  FTI Consulting, Inc.*                                  1,114,163
    20,300  G & K Svcs., Inc.                                        718,640
    21,300  Global Payments, Inc.                                    681,813
    18,900  NCO Group, Inc.*                                         301,455
    67,300  School Specialty, Inc.*                                1,344,654
                                                                ------------
                                                                   6,278,392
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.4%
    44,700  Avocent Corp.*                                           993,234
    82,000  F5 Networks, Inc.*                                       880,680
   100,400  Foundry Networks, Inc.*                                  706,816
   105,900  McDATA Corp.*                                            744,477
                                                                ------------
                                                                   3,325,207
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.8%
   150,100  Synaptics, Inc.*                                       1,140,760
----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 1.5%
    16,200  EMCOR Group, Inc.*                                       858,762
    33,800  Jacobs Engineering Group, Inc.*                        1,203,280
                                                                ------------
                                                                   2,062,042
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.3%
    32,900  Federal Agricultural Mortgage Corp.*                $  1,008,056
    41,300  Financial Federal Corp.*                               1,037,869
    48,200  Investors Financial Svcs. Corp.                        1,320,198
    26,900  Legg Mason, Inc.                                       1,305,726
                                                                ------------
                                                                   4,671,849
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
    32,800  Commonwealth Telephone Enterprises, Inc.*              1,175,552
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
   136,500  AstroPower, Inc.*                                      1,090,635
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
    33,700  Benchmark Electronics, Inc.*                             965,842
    49,700  Planar Systems, Inc.*                                  1,025,311
    74,400  Plexus Corp.*                                            653,232
    40,800  Varian, Inc.*                                          1,170,552
                                                                ------------
                                                                   3,814,937
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.6%
    68,200  Offshore Logistics, Inc.*                              1,494,944
    70,800  Patterson-UTI Energy, Inc.*                            2,136,036
                                                                ------------
                                                                   3,630,980
----------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.0%
    55,800  United Natural Foods, Inc.*                            1,414,530
----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.9%
    54,300  American Italian Pasta Co.*                            1,953,714
    36,500  Smithfield Foods, Inc.*                                  724,160
                                                                ------------
                                                                   2,677,874
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
    20,000  Diagnostic Products Corp.                                772,400
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 3.9%
    24,400  AdvancePCS*                                              541,924
    20,200  DIANON Systems, Inc.*                                    963,742
    45,200  Henry Schein, Inc.*                                    2,034,000
    34,400  LifePoint Hospitals, Inc.*                             1,029,626
   101,050  Province Healthcare Co.*                                 983,217
                                                                ------------
                                                                   5,552,509
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.3%
    42,200  Lone Star Steakhouse & Saloon                            816,148
    90,900  Penn National Gaming, Inc.*                            1,441,674
    54,100  Ruby Tuesday, Inc.                                       935,389
                                                                ------------
                                                                   3,193,211
----------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.6%
    22,752  Beazer Homes USA, Inc.*                                1,378,771
    32,600  Snap-On, Inc.                                            916,386
                                                                ------------
                                                                   2,295,157
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
    58,900  Dial Corp.                                             1,199,793
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 2.6%
    38,000  CACI Int'l., Inc.*                                     1,354,320
   139,000  Keane, Inc.*                                           1,249,610
    48,400  Manhattan Assoc., Inc.*                                1,145,144
                                                                ------------
                                                                   3,749,074
----------------------------------------------------------------------------
INSURANCE -- 6.4%
    51,200  Authur J. Gallagher & Co.                              1,504,256
    41,600  Brown & Brown, Inc.                                    1,344,512
    54,600  Harleysville Group, Inc.                               1,443,078
    25,200  Montpelier Re Hldgs. Ltd*                                725,760
    16,700  PartnerRe Ltd.                                           865,394

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
    47,900  Philadelphia Conso. Hldg. Corp.*                    $  1,695,660
    37,400  RenaissanceRe Hldgs. Ltd.                              1,481,040
                                                                ------------
                                                                   9,059,700
----------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 1.4%
    42,900  Action Performance Cos., Inc.                            815,100
    29,000  Winnebago Inds., Inc.                                  1,137,670
                                                                ------------
                                                                   1,952,770
----------------------------------------------------------------------------
MACHINERY -- 2.8%
    46,000  AGCO Corp.*                                            1,016,600
    33,400  CLARCOR, Inc.*                                         1,077,818
    23,600  IDEX Corp.                                               771,720
    17,300  Oshkosh Truck Corp.                                    1,063,950
                                                                ------------
                                                                   3,930,088
----------------------------------------------------------------------------
MEDIA -- 1.0%
    38,000  Cumulus Media, Inc.*                                     565,060
    14,600  Media General, Inc.                                      875,270
                                                                ------------
                                                                   1,440,330
----------------------------------------------------------------------------
METALS AND MINING -- 0.4%
    21,000  Peabody Energy Corp.                                     613,830
----------------------------------------------------------------------------
OIL AND GAS -- 2.5%
    21,100  Evergreen Resources, Inc.*                               946,335
    73,400  Spinnaker Exploration Co.*                             1,618,470
    24,600  Western Gas Resources, Inc.                              906,510
                                                                ------------
                                                                   3,471,315
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.6%
    47,000  Glatfelter                                               618,520
   105,200  Louisiana-Pacific Corp.                                  847,912
    18,200  Rayonier, Inc.                                           823,550
                                                                ------------
                                                                   2,289,982
----------------------------------------------------------------------------
PHARMACEUTICALS -- 4.5%
    52,300  Medicis Pharmaceutical Corp.*                          2,597,741
    41,100  NPS Pharmaceuticals, Inc.*                             1,034,487
    74,300  Taro Pharmaceutical Inds. Ltd.*                        2,793,680
                                                                ------------
                                                                   6,425,908
----------------------------------------------------------------------------
REAL ESTATE -- 3.9%
    27,300  AMB Ppty. Corp.                                          746,928
    58,300  Arden Realty, Inc.                                     1,291,345
    31,800  Home Pptys. NY, Inc.                                   1,095,510
    45,300  Prentiss Pptys. Trust                                  1,281,084
    53,200  Reckson Assocs. Realty Corp.                           1,119,860
                                                                ------------
                                                                   5,534,727
----------------------------------------------------------------------------
ROAD AND RAIL -- 1.5%
    40,900  P.A.M. Transportation Svcs., Inc.*                     1,031,089
    51,800  Werner Enterprises, Inc.                               1,115,254
                                                                ------------
                                                                   2,146,343
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.8%
   111,500  Entegris, Inc.*                                        1,148,450
    73,700  Exar Corp.*                                              913,880

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
    77,900  Micrel, Inc.*                                       $    699,542
    67,800  MKS Instruments, Inc.*                                 1,113,954
    87,400  Monolithic System Technology, Inc.*                    1,055,792
   161,200  Pericom Semiconductor Corp.*                           1,339,572
   136,700  TriQuint Semiconductor, Inc.*                            579,608
                                                                ------------
                                                                   6,850,798
----------------------------------------------------------------------------
SOFTWARE -- 6.8%
    88,700  Borland Software Corp.*                                1,091,010
    77,200  FactSet Research Systems, Inc.                         2,182,444
    42,167  Fair, Issac & Co., Inc.                                1,800,531
    84,100  Henry Jack & Assocs., Inc.                             1,012,564
    36,700  Hyperion Solutions Corp.*                                942,089
    97,400  J.D. Edwards & Co.*                                    1,098,672
   146,600  RSA Security, Inc.*                                      878,134
    46,600  THQ, Inc.*                                               617,450
                                                                ------------
                                                                   9,622,894
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.2%
    63,800  Chico's FAS, Inc.*                                     1,206,458
    52,500  Cost Plus, Inc.*                                       1,505,175
    76,200  Group 1 Automotive, Inc.*                              1,819,656
                                                                ------------
                                                                   4,531,289
----------------------------------------------------------------------------
WATER UTILITIES -- 0.8%
    53,600  Philadelphia Subn. Corp.                               1,104,160
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $136,839,506)                                136,380,678
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.4%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$6,168,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2002, maturity
            value $6,168,394 at
            1.15%, due 1/2/2003 (1)
              (COST $6,168,000)                                 $  6,168,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.7%
  (COST $143,007,506)                                            142,548,678
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.7)%                                            (984,467)
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $141,564,211
----------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 *  Non-income producing security.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Asset Allocation Fund


COMMON STOCKS -- 18.1%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
     4,433  Boeing Co.                                          $    146,245
     4,489  Honeywell Int'l., Inc.                                   107,736
     1,046  Lockheed Martin Corp.                                     60,406
       606  Northrop Grumman Corp.                                    58,782
     1,924  Raytheon Co.                                              59,163
     2,630  United Technologies Corp.                                162,902
                                                                ------------
                                                                     595,234
----------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.2%
     3,800  United Parcel Svcs., Inc.                                239,704
----------------------------------------------------------------------------
AIRLINES -- 0.1%
     5,803  Southwest Airlines Co.                                    80,662
----------------------------------------------------------------------------
AUTOMOBILES -- 0.2%
    10,571  Ford Motor Co.                                            98,310
     3,595  General Motors Corp.                                     132,512
     2,241  Harley-Davidson, Inc.                                    103,534
                                                                ------------
                                                                     334,356
----------------------------------------------------------------------------
BANKS -- 1.4%
     7,268  Bank of America Corp.                                    505,635
     4,324  Bank of New York, Inc.                                   103,603
     1,872  BB&T Corp.                                                69,245
     3,330  Fifth Third Bancorp                                      194,971
     6,182  FleetBoston Financial Corp.                              150,223
     7,743  KeyCorp                                                  194,659
     2,356  Mellon Financial Corp.                                    61,515
    10,491  U.S. Bancorp                                             222,619
     6,197  Wachovia Corp.                                           225,819
     5,341  Washington Mutual, Inc.                                  184,425
     3,950  Wells Fargo & Co.                                        185,136
                                                                ------------
                                                                   2,097,850
----------------------------------------------------------------------------
BEVERAGES -- 0.6%
     4,261  Anheuser-Busch Cos., Inc.                                206,232
     7,078  Coca-Cola Co.                                            310,158
     3,197  Coca-Cola Enterprises, Inc.                               69,439
     5,931  PepsiCo., Inc.                                           250,407
     2,305  The Pepsi Bottling Group, Inc.                            59,238
                                                                ------------
                                                                     895,474
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.3%
     4,585  Amgen, Inc.*                                             221,639
     1,840  Biogen, Inc.*                                             73,710
     2,172  Chiron Corp.*                                             81,667
     1,726  MedImmune, Inc.*                                          46,896
                                                                ------------
                                                                     423,912
----------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
     4,951  Masco Corp.                                              104,219
----------------------------------------------------------------------------
CHEMICALS -- 0.3%
     5,733  Dow Chemical Co.                                         170,270
     3,035  E.I. Du Pont de Nemours & Co.                            128,684
     1,085  Monsanto Co.                                              20,886
     1,174  PPG Industries, Inc.                                      58,876
     1,770  Rohm & Haas Co.                                           57,490
                                                                ------------
                                                                     436,206
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
     3,405  Automatic Data Processing, Inc.                          133,646
     5,396  Cendant Corp.*                                            56,550
     1,807  Cintas Corp.                                              82,670
     3,414  Concord EFS, Inc.*                                        53,736
     4,412  First Data Corp.                                         156,229
     2,602  Paychex, Inc.                                             72,596
     2,928  Pitney Bowes, Inc.                                        95,629
     1,608  Sabre Hldgs. Corp.*                                       29,121
     2,779  Waste Management, Inc.                                    63,695
                                                                ------------
                                                                     743,872
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
    27,148  Cisco Systems, Inc.*                                $    355,639
     6,482  Corning, Inc.*                                            21,455
    11,481  Motorola, Inc.                                            99,311
     3,534  QUALCOMM, Inc.*                                          128,602
                                                                ------------
                                                                     605,007
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.6%
     8,361  Dell Computer Corp.*                                     223,573
    10,996  EMC Corp.*                                                67,515
    10,744  Hewlett Packard Co.                                      186,516
     5,733  Int'l. Business Machines                                 444,308
    12,916  Sun Microsystems, Inc.*                                   40,169
                                                                ------------
                                                                     962,081
----------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
     4,414  Genuine Parts Co.                                        135,951
----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 1.4%
     6,539  American Express Co.                                     231,153
     1,586  Capital One Financial Corp.                               47,136
     8,048  Charles Schwab Corp.                                      87,321
    17,874  Citigroup, Inc.                                          628,986
     3,282  Federal National Mortgage Assn.                          211,131
     1,000  Goldman Sachs Group, Inc.                                 68,100
     9,331  J.P. Morgan Chase & Co.                                  223,944
     1,791  Lehman Brothers Hldgs., Inc.                              95,442
     7,285  MBNA Corp.                                               138,561
     4,364  Merrill Lynch & Co., Inc.                                165,614
     3,352  Morgan Stanley Dean Witter & Co.                         133,812
       755  SLM Corp.                                                 78,414
     2,616  State Street Corp.                                       102,024
                                                                ------------
                                                                   2,211,638
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
     1,564  ALLTEL Corp.                                              79,764
     1,989  AT & T Corp.                                              51,933
     6,829  BellSouth Corp.                                          176,666
     9,857  SBC Comm., Inc.                                          267,223
     1,710  Sprint Corp. (FON Group)                                  24,761
    10,414  Verizon Comm.                                            403,543
                                                                ------------
                                                                   1,003,890
----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
     1,705  Entergy Corp.                                             77,731
     2,759  Exelon Corp.                                             145,592
     1,214  FPL Group, Inc.                                           72,998
     1,395  Progress Energy, Inc.                                     60,473
     1,682  Public Svc. Enterprise Group, Inc.                        53,992
     2,650  Southern Co.                                              75,234
     1,292  TXU Corp.                                                 24,135
                                                                ------------
                                                                     510,155
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.0%
       424  Cooper Industries Ltd.                                    15,455
     1,106  Emerson Electric Co.                                      56,240
                                                                ------------
                                                                      71,695
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.0%
     2,990  Agilent Technologies, Inc.*                               53,700
     4,723  Solectron Corp.*                                          16,767
                                                                ------------
                                                                      70,467
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.1%
     2,205  Baker Hughes, Inc.                                        70,979
     1,681  Schlumberger Ltd.                                         70,753
                                                                ------------
                                                                     141,732
----------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.2%
       840  Albertson's, Inc.                                         18,698
     2,620  CVS Corp.                                                 65,422

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     5,361  Kroger Co.*                                         $     82,828
     3,148  Safeway, Inc.*                                            73,537
                                                                ------------
                                                                     240,485
----------------------------------------------------------------------------
FOOD PRODUCTS -- 0.4%
     5,644  Archer-Daniels-Midland Co.                                69,985
     2,621  Campbell Soup Co.                                         61,515
     2,662  ConAgra, Inc.                                             66,576
     1,083  Del Monte Foods Co.*                                       8,336
     1,866  General Mills, Inc.                                       87,609
     2,424  H.J. Heinz Co.                                            79,677
     1,314  Hershey Foods Corp.                                       88,616
     2,012  Kellogg Co.                                               68,951
     1,269  W.M. Wrigley Jr. Co.                                      69,643
                                                                ------------
                                                                     600,908
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.6%
     3,644  Baxter Int'l., Inc.                                      102,032
     2,122  Becton Dickinson & Co., Inc.                              65,124
     2,495  Boston Scientific Corp.*                                 106,087
     1,285  C.R. Bard, Inc.                                           74,530
     2,824  Guidant Corp.*                                            87,120
     5,967  Medtronic, Inc.                                          272,095
     2,090  St. Jude Medical, Inc.*                                   83,015
     1,696  Stryker Corp.                                            113,836
       884  Zimmer Hldgs., Inc.*                                      36,704
                                                                ------------
                                                                     940,543
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.3%
       998  AmerisourceBergen Corp.                                   54,201
       746  Cigna Corp.                                               30,675
     3,447  HCA, Inc.                                                143,050
     3,629  Health Management Associates, Inc.                        64,959
     2,719  McKesson Corp.                                            73,495
     1,512  Tenet Healthcare Corp.*                                   24,797
       929  Wellpoint Health Networks, Inc.*                          66,108
                                                                ------------
                                                                     457,285
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.1%
     4,004  Carnival Corp.                                            99,900
     2,751  McDonald's Corp.                                          44,236
     2,943  Starbucks Corp.*                                          59,978
                                                                ------------
                                                                     204,114
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
     1,680  Clorox Co.                                                69,300
     2,979  Kimberly-Clark Corp.                                     141,413
     4,384  Procter & Gamble Co.                                     376,761
                                                                ------------
                                                                     587,474
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
     1,118  3M Co.                                                   137,849
    33,647  General Electric Co.                                     819,304
     8,945  Tyco Int'l. Ltd.                                         152,781
                                                                ------------
                                                                   1,109,934
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 0.0%
     2,525  Electronic Data Systems Corp.                             46,536
----------------------------------------------------------------------------
INSURANCE -- 0.8%
     3,699  AFLAC, Inc.                                              111,414
     2,008  Allstate Corp.                                            74,276
     9,048  American Int'l. Group, Inc.                              523,427
     1,281  Chubb Corp.                                               66,868
     2,684  John Hancock Financial Svcs., Inc.                        74,884
     2,344  Loews Corp.                                              104,214
     3,182  Marsh & McLennan Cos., Inc.                              147,040
     2,884  MetLife, Inc.                                             77,983
     1,253  Progressive Corp.                                         62,186
     1,586  Travelers Ppty. Casualty Corp.*                           23,235
                                                                ------------
                                                                   1,265,527
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.0%
     3,255  Yahoo! Inc.*                                        $     53,219
----------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
     2,541  Eastman Kodak Co.                                         89,037
     3,448  Mattel, Inc.                                              66,029
                                                                ------------
                                                                     155,066
----------------------------------------------------------------------------
MACHINERY -- 0.2%
     2,604  Caterpillar, Inc.                                        119,055
     1,491  Deere & Co.                                               68,362
     2,138  Dover Corp.                                               62,344
                                                                ------------
                                                                     249,761
----------------------------------------------------------------------------
MEDIA -- 0.8%
    15,529  AOL Time Warner, Inc.*                                   203,430
     3,166  Clear Channel Comm., Inc.*                               118,060
     3,217  Comcast Corp.-Class A*                                    75,825
     5,199  Comcast Corp.-Class A Special*                           117,445
     2,608  Gannett Co., Inc.                                        187,254
     1,395  New York Times Co.                                        63,793
     3,164  Tribune Co.                                              143,836
     5,969  Viacom, Inc.*                                            243,297
     5,567  Walt Disney Co.                                           90,798
                                                                ------------
                                                                   1,243,738
----------------------------------------------------------------------------
METALS AND MINING -- 0.1%
     4,492  Alcoa, Inc.                                              102,328
----------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
     2,414  Kohl's Corp.*                                            135,063
     5,267  Target Corp.                                             158,010
    15,540  Wal-Mart Stores, Inc.                                    784,926
                                                                ------------
                                                                   1,077,999
----------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.1%
     3,468  AES Corp.*                                                10,473
     4,604  Duke Energy Corp.                                         89,962
     3,136  El Paso Corp.                                             21,827
     3,916  Williams Cos., Inc.                                       10,573
                                                                ------------
                                                                     132,835
----------------------------------------------------------------------------
OIL AND GAS -- 1.0%
     2,349  Anadarko Petroleum Corp.                                 112,517
     2,874  Burlington Resources, Inc.                               122,576
     2,887  ChevronTexaco Corp.                                      191,928
     3,925  ConocoPhillips                                           189,931
    23,431  Exxon Mobil Corp.                                        818,679
     4,115  Unocal Corp.                                             125,837
                                                                ------------
                                                                   1,561,468
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.0%
     2,952  Georgia-Pacific Corp.                                     47,704
----------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
     1,376  Avon Products, Inc.                                       74,125
     2,784  Gillette Co.                                              84,522
                                                                ------------
                                                                     158,647
----------------------------------------------------------------------------
PHARMACEUTICALS -- 1.5%
     1,116  Allergan, Inc.                                            64,304
     8,263  Bristol-Myers Squibb Corp.                               191,289
     4,246  Eli Lilly & Co.                                          269,621
     1,305  Forest Laboratories, Inc.*                               128,177
    10,914  Johnson & Johnson                                        586,191
     1,779  King Pharmaceuticals, Inc.*                               30,581
    23,879  Pfizer, Inc.                                             729,981
     4,434  Pharmacia Corp.                                          185,341
     3,875  Schering-Plough Corp.                                     86,025
                                                                ------------
                                                                   2,271,510
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
REAL ESTATE -- 0.1%
     2,383  Plum Creek Timber Co., Inc.                         $     56,239
     1,972  Simon Ppty. Group, Inc.                                   67,186
                                                                ------------
                                                                     123,425
----------------------------------------------------------------------------
ROAD AND RAIL -- 0.2%
     2,352  Burlington Northern Santa Fe                              61,176
     2,884  Union Pacific Corp.                                      172,665
                                                                ------------
                                                                     233,841
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.6%
     2,923  Altera Corp.*                                             36,041
     2,561  Analog Devices, Inc.*                                     61,131
     4,648  Applied Materials, Inc.*                                  60,563
     1,688  Broadcom Corp.*                                           25,421
    22,499  Intel Corp.                                              350,309
     1,448  KLA-Tencor Corp.*                                         51,216
     2,153  Linear Technology Corp.                                   55,375
     2,177  Maxim Integrated Products, Inc.                           71,928
     3,302  Micron Technology, Inc.*                                  32,162
     5,091  Texas Instruments, Inc.                                   76,416
     2,346  Xilinx, Inc.*                                             48,328
                                                                ------------
                                                                     868,890
----------------------------------------------------------------------------
SOFTWARE -- 0.7%
     1,802  Adobe Systems, Inc.                                       44,692
     3,590  Computer Associates Int'l., Inc.                          48,465
    18,837  Microsoft Corp.*                                         973,873
     2,830  Siebel Systems, Inc.*                                     21,168
     2,739  VERITAS Software Corp.*                                   42,783
                                                                ------------
                                                                   1,130,981
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.4%
     2,702  Bed, Bath & Beyond, Inc.*                                 93,300
     1,930  Best Buy Co., Inc.*                                       46,610
     9,001  Home Depot, Inc.                                         215,664
     2,415  Lowe's Cos., Inc.                                         90,562
     3,749  Staples, Inc.*                                            68,607
     5,047  The Gap, Inc.                                             78,329
                                                                ------------
                                                                     593,072
----------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.1%
     2,238  NIKE, Inc.                                                99,524
----------------------------------------------------------------------------
TOBACCO -- 0.2%
     6,424  Philip Morris Cos., Inc.                                 260,365
       509  UST, Inc.                                                 17,016
                                                                ------------
                                                                     277,381
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
    12,777  AT & T Wireless Svcs., Inc.*                              72,190
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $36,671,252)                                  27,570,490
----------------------------------------------------------------------------

MUTUAL FUNDS -- 78.1%
EQUITY -- 61.4%
15,466,689  The Guardian S&P 500 Index Fund, Class A (1)        $ 93,418,803
----------------------------------------------------------------------------
FIXED INCOME -- 16.7%
 2,479,290  The Guardian Investment Quality Bond Fund,
              Class A (2)                                       $ 25,487,098
----------------------------------------------------------------------------
            TOTAL MUTUAL FUNDS
              (COST $158,212,634)                                118,905,901
----------------------------------------------------------------------------


U.S. GOVERNMENT -- 2.0%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
            U.S. Treasury Bill
$2,000,000    1.177%, 3/20/2003 (3)                             $  1,994,900
 1,000,000    1.535%, 1/9/2003 (3)                                   999,659
----------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
              (COST $2,994,559)                                    2,994,559
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.0%
$3,111,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2002, maturity
            value $3,111,199 at
            1.15%, due 1/2/2003 (4)
              (COST $3,111,000)                                 $  3,111,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
  (COST $200,989,445)                                            152,581,950
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.2)%                                            (329,412)
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $152,252,538
----------------------------------------------------------------------------

(1) Majority-owned subsidiary.

(2) Affiliated issuer.

(3) The U.S. Treasury Bills are segregated as collateral to cover margin requirements on open futures contracts.

(4) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 *  Non-income producing security.


PURCHASED (P)/SOLD (S) FUTURES CONTRACTS
                                                     Unrealized
Contracts  Type      Description       Expiration  Depreciation
---------------------------------------------------------------
223         S    U.S. Treasury Notes,
                        5 Year           3/2003    $   (664,270)
141         P       S&P 500 Index        3/2003        (611,241)
                                                   ------------
                                                   $ (1,275,511)
---------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian S&P 500 Index Fund


COMMON STOCKS -- 97.9%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.8%
    12,039  Boeing Co.                                          $    397,167
     2,868  General Dynamics Corp.                                   227,633
     1,476  Goodrich Corp.                                            27,040
    12,069  Honeywell Int'l., Inc.                                   289,656
     6,217  Lockheed Martin Corp.                                    359,032
     2,626  Northrop Grumman Corp.                                   254,722
     5,860  Raytheon Co.                                             180,195
     2,645  Rockwell Collins, Inc.                                    61,523
     6,791  United Technologies Corp.                                420,634
                                                                ------------
                                                                   2,217,602
----------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.0%
     4,237  FedEx Corp.                                              229,730
       810  Ryder Systems, Inc.                                       18,177
    16,167  United Parcel Svcs., Inc.                              1,019,814
                                                                ------------
                                                                   1,267,721
----------------------------------------------------------------------------
AIRLINES -- 0.2%
     2,175  AMR Corp.*                                                14,355
     1,785  Delta Airlines, Inc.                                      21,599
    10,945  Southwest Airlines Co.                                   152,135
                                                                ------------
                                                                     188,089
----------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
       945  Cooper Tire & Rubber Co.                                  14,496
     2,085  Dana Corp.                                                24,519
     8,041  Delphi Automotive Systems Corp.                           64,730
     4,744  Goodyear Tire & Rubber Co.                                32,307
     1,229  Johnson Controls, Inc.                                    98,529
     1,852  Visteon Corp.                                             12,890
                                                                ------------
                                                                     247,471
----------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    26,733  Ford Motor Co.                                           248,617
     7,915  General Motors Corp.                                     291,747
     4,354  Harley-Davidson, Inc.                                    201,155
                                                                ------------
                                                                     741,519
----------------------------------------------------------------------------
BANKS -- 7.2%
     5,373  AmSouth Bancorporation                                   103,162
    21,293  Bank of America Corp.                                  1,481,354
    10,676  Bank of New York, Inc.                                   255,797
    16,677  Bank One Corp.                                           609,544
     6,636  BB&T Corp.                                               245,466
     3,302  Charter One Financial, Inc.                               94,866
     2,548  Comerica, Inc.                                           110,176
     8,186  Fifth Third Bancorp                                      479,290
     1,845  First Tennessee Nat'l. Corp.                              66,309
    15,151  FleetBoston Financial Corp.                              368,169
     2,276  Golden West Financial Corp.                              163,440
     3,600  Huntington Bancshares, Inc.                               67,356
     6,165  KeyCorp                                                  154,988
     3,114  Marshall & Ilsley Corp.                                   85,261
     7,034  Mellon Financial Corp.                                   183,658
     8,809  National City Corp.                                      240,662
     2,405  North Fork Bancorporation, Inc.                           81,145
     3,195  Northern Trust Corp.                                     111,985
     4,177  PNC Financial Svcs. Group                                175,016
     3,484  Regions Financial Corp.                                  116,226
     4,873  SouthTrust Corp.                                         121,094
     4,276  SunTrust Banks, Inc.                                     243,390
     4,126  Synovus Financial Corp.                                   80,044
    26,169  U.S. Bancorp                                             555,306
     2,982  Union Planters Corp.                                      83,914
    20,178  Wachovia Corp.                                           735,286
    13,818  Washington Mutual, Inc.                                  477,136
    24,635  Wells Fargo & Co.                                      1,154,642
     1,438  Zions Bancorp                                             56,584
                                                                ------------
                                                                   8,701,266
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
BEVERAGES -- 3.0%
       525  Adolph Coors Co.                                    $     32,156
    13,045  Anheuser-Busch Cos., Inc.                                631,378
       995  Brown-Forman Corp.                                        65,033
    35,477  Coca-Cola Co.                                          1,554,602
     6,006  Coca-Cola Enterprises, Inc.                              130,451
    25,165  PepsiCo., Inc.                                         1,062,467
     4,359  The Pepsi Bottling Group, Inc.                           112,026
                                                                ------------
                                                                   3,588,113
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
    18,599  Amgen, Inc.*                                             899,076
     2,114  Biogen, Inc.*                                             84,687
     2,723  Chiron Corp.*                                            102,385
     3,379  Genzyme Corp.*                                            99,917
     3,661  MedImmune, Inc.*                                          99,469
                                                                ------------
                                                                   1,285,534
----------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     1,062  American Standard Cos., Inc.*                             75,551
     6,429  Masco Corp.                                              135,330
                                                                ------------
                                                                     210,881
----------------------------------------------------------------------------
CHEMICALS -- 1.6%
     3,281  Air Products & Chemicals, Inc.                           140,263
    12,885  Dow Chemical Co.                                         382,684
    15,009  E.I. Du Pont de Nemours & Co.                            636,381
     1,083  Eastman Chemical Co.                                      39,822
     1,804  Ecolab, Inc.                                              89,298
     1,823  Engelhard Corp.                                           40,744
       685  Great Lakes Chemical Corp.                                16,358
     1,497  Hercules, Inc.*                                           13,174
     1,377  Int'l. Flavors & Fragrances, Inc.                         48,333
     3,328  Monsanto Co.                                              64,064
     2,413  PPG Industries, Inc.                                     121,012
     2,266  Praxair, Inc.                                            130,907
     3,134  Rohm & Haas Co.                                          101,792
     1,093  Sigma-Aldrich                                             53,229
                                                                ------------
                                                                   1,878,061
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.9%
     2,838  Allied Waste Industries, Inc.*                            28,380
     2,507  Apollo Group, Inc.*                                      110,308
     9,179  Automatic Data Processing, Inc.                          360,276
     1,581  Avery Dennison Corp.                                      96,567
    14,291  Cendant Corp.*                                           149,770
     2,425  Cintas Corp.                                             110,944
     7,400  Concord EFS, Inc.*                                       116,476
     2,482  Convergys Corp.*                                          37,602
       997  Deluxe Corp.                                              41,974
     2,052  Equifax, Inc.                                             47,483
    11,404  First Data Corp.                                         403,816
     2,689  Fiserv, Inc.*                                             91,291
     2,604  H & R Block, Inc.                                        104,681
     5,381  Paychex, Inc.                                            150,130
     3,634  Pitney Bowes, Inc.                                       118,686
     1,723  R.R. Donnelley & Sons Co.                                 37,510
     2,547  Robert Half Int'l., Inc.*                                 41,032
     1,910  Sabre Hldgs. Corp.*                                       34,590
     8,974  Waste Management, Inc.                                   205,684
                                                                ------------
                                                                   2,287,200
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.0%
    11,132  ADC Telecomm., Inc.*                                      23,266
     1,131  Andrew Corp.*                                             11,627
     4,030  Avaya, Inc.*                                               9,873
     4,989  CIENA Corp.*                                              25,643
   106,642  Cisco Systems, Inc.*                                   1,397,010
     2,380  Comverse Technology, Inc.*                                23,848
    13,220  Corning, Inc.*                                            43,758
    18,734  JDS Uniphase Corp.*                                       46,273
    48,945  Lucent Technologies, Inc.*                                61,671

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
    32,778  Motorola, Inc.                                      $    283,530
    11,187  QUALCOMM, Inc.*                                          407,095
     2,311  Scientific Atlanta, Inc.                                  27,408
     5,897  Tellabs, Inc.*                                            42,871
                                                                ------------
                                                                   2,403,873
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.6%
     4,953  Apple Computer, Inc.*                                     70,976
    38,046  Dell Computer Corp.*                                   1,017,350
    32,506  EMC Corp.*                                               199,587
     4,621  Gateway, Inc.*                                            14,510
    43,223  Hewlett Packard Co.                                      750,351
    24,669  Int'l. Business Machines                               1,911,848
     1,823  Lexmark Int'l. Group, Inc.*                              110,292
     1,379  NCR Corp.*                                                32,737
     4,602  Network Appliance, Inc.*                                  46,020
    46,932  Sun Microsystems, Inc.*                                  145,959
                                                                ------------
                                                                   4,299,630
----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
     1,050  Fluor Corp.                                               29,400
       784  McDermott Int'l., Inc.*                                    3,434
                                                                ------------
                                                                      32,834
----------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     1,439  Vulcan Materials Co.                                      53,963
----------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
       813  Ball Corp.                                                41,618
       752  Bemis Co., Inc.                                           37,322
     2,261  Pactiv Corp.*                                             49,425
     1,181  Sealed Air Corp.*                                         44,051
       697  Temple-Inland, Inc.                                       31,233
                                                                ------------
                                                                     203,649
----------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
     2,486  Genuine Parts Co.                                         76,569
----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.6%
    19,169  American Express Co.                                     677,624
     1,537  Bear Stearns Cos., Inc.                                   91,298
     3,150  Capital One Financial Corp.                               93,618
    19,889  Charles Schwab Corp.                                     215,796
    72,352  Citigroup, Inc.                                        2,546,067
     1,672  Countrywide Credit Industries, Inc.                       86,359
    10,026  Federal Home Loan Mortgage Corp.                         592,035
    14,537  Federal National Mortgage Assn.                          935,165
     3,801  Franklin Resources, Inc.                                 129,538
     6,786  Goldman Sachs Group, Inc.                                462,126
     6,794  Household Int'l., Inc.                                   188,941
    28,628  J.P. Morgan Chase & Co.                                  687,072
     3,599  Lehman Brothers Hldgs., Inc.                             191,791
    18,401  MBNA Corp.                                               349,987
    12,228  Merrill Lynch & Co., Inc.                                464,052
     2,359  Moody's Corp.                                             97,403
    16,092  Morgan Stanley Dean Witter & Co.                         642,393
     5,116  Principal Financial Group, Inc.                          154,145
     4,111  Providian Financial Corp.*                                26,680
     2,367  SLM Corp.                                                245,837
     4,655  State Street Corp.                                       181,545
     3,184  Stilwell Financial, Inc.*                                 41,615
     1,728  T. Rowe Price Group, Inc.                                 47,140
                                                                ------------
                                                                   9,148,227
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.7%
     4,514  ALLTEL Corp.                                             230,214
    11,030  AT & T Corp.                                             287,993
    28,012  BellSouth Corp.                                          724,670
     1,992  CenturyTel, Inc.                                          58,525
     3,719  Citizens Comm. Co.*                                       39,235
    23,823  Qwest Comm. Int'l., Inc.*                                119,115
    48,750  SBC Comm., Inc.                                        1,321,613

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
    12,674  Sprint Corp. (FON Group)                            $    183,520
    39,396  Verizon Comm.                                          1,526,595
                                                                ------------
                                                                   4,491,480
----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.2%
     1,753  Allegheny Energy, Inc.                                    13,253
     1,971  Ameren Corp.                                              81,934
     4,641  American Electric Power, Inc.                            126,839
     4,248  CenterPoint Energy, Inc.                                  36,108
     2,286  CiNergy Corp.                                             77,084
     1,896  CMS Energy Corp.                                          17,898
     3,075  Consolidated Edison, Inc.                                131,672
     2,335  Constellation Energy Group, Inc.                          64,960
     6,880  Dominion Resources, Inc.                                 377,712
     2,578  DTE Energy Co.                                           119,619
     4,648  Edison Int'l.*                                            55,079
     3,218  Entergy Corp.                                            146,709
     4,598  Exelon Corp.                                             242,636
     4,395  FirstEnergy Corp.                                        144,903
     2,550  FPL Group, Inc.                                          153,331
     5,509  PG&E Corp.*                                               76,575
     1,212  Pinnacle West Capital Corp.                               41,317
     2,089  PPL Corp.                                                 72,447
     2,954  Progress Energy, Inc.                                    128,056
     3,120  Public Svc. Enterprise Group, Inc.                       100,152
     9,746  Southern Co.                                             276,689
     2,624  TECO Energy, Inc.                                         40,593
     3,721  TXU Corp.                                                 69,508
     4,916  Xcel Energy, Inc.                                         54,076
                                                                ------------
                                                                   2,649,150
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     2,786  American Power Conversion Corp.*                          42,208
     1,359  Cooper Industries Ltd.                                    49,535
     6,202  Emerson Electric Co.                                     315,372
     1,094  Power-One, Inc.*                                           6,203
     2,645  Rockwell Automation, Inc.                                 54,778
       767  Thomas & Betts Corp.*                                     12,962
                                                                ------------
                                                                     481,058
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
     6,556  Agilent Technologies, Inc.*                              117,746
     2,726  Jabil Circuit, Inc.*                                      48,850
       653  Millipore Corp.*                                          22,202
     2,802  Molex, Inc.                                               64,558
     2,010  PerkinElmer, Inc.                                         16,582
     7,816  Sanmina-SCI Corp.*                                        35,094
    12,349  Solectron Corp.*                                          43,839
     3,132  Symbol Technologies, Inc.                                 25,745
     1,336  Tektronix, Inc.*                                          24,302
     2,568  Thermo Electron Corp.*                                    51,668
     2,045  Waters Corp.*                                             44,540
                                                                ------------
                                                                     495,126
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
     2,317  B.J. Svcs. Co.*                                           74,862
     4,764  Baker Hughes, Inc.                                       153,353
     6,355  Halliburton Co.                                          118,902
     2,092  Nabors Industries, Inc.*                                  73,785
     2,008  Noble Corp.*                                              70,581
     1,317  Rowan Cos., Inc.                                          29,896
     8,249  Schlumberger Ltd.                                        347,201
     4,534  Transocean Sedco Forex, Inc.                             105,189
                                                                ------------
                                                                     973,769
----------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.2%
     5,902  Albertson's, Inc.                                        131,379
     5,636  CVS Corp.                                                140,731
    11,800  Kroger Co.*                                              182,310
     7,230  Safeway, Inc.*                                           168,893
     1,885  Supervalu, Inc.                                           31,121
     9,731  Sysco Corp.                                              289,886

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
    14,630  Walgreen Co.                                        $    427,050
     2,010  Winn-Dixie Stores, Inc.                                   30,713
                                                                ------------
                                                                   1,402,083
----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
     9,568  Archer-Daniels-Midland Co.                               118,643
     6,069  Campbell Soup Co.                                        142,440
     7,728  ConAgra, Inc.                                            193,277
     2,243  Del Monte Foods Co.*                                      17,273
     5,346  General Mills, Inc.                                      250,995
     5,023  H.J. Heinz Co.                                           165,106
     1,960  Hershey Foods Corp.                                      132,182
     5,844  Kellogg Co.                                              200,274
    11,107  Sara Lee Corp.                                           250,019
     3,230  W.M. Wrigley Jr. Co.                                     177,262
                                                                ------------
                                                                   1,647,471
----------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     1,989  KeySpan Corp.                                             70,092
     1,648  Kinder Morgan, Inc.                                       69,661
       674  NICOR, Inc.                                               22,936
     2,931  NiSource, Inc.                                            58,620
       527  Peoples Energy Corp.                                      20,369
     2,954  Sempra Energy                                             69,862
                                                                ------------
                                                                     311,540
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
     3,019  Applera Corp.-Applied Biosystems Group                    52,953
       755  Bausch & Lomb, Inc.                                       27,180
     8,470  Baxter Int'l., Inc.                                      237,160
     3,689  Becton Dickinson & Co., Inc.                             113,215
     3,846  Biomet, Inc.                                             110,226
     5,826  Boston Scientific Corp.*                                 247,722
       721  C.R. Bard, Inc.                                           41,818
     4,422  Guidant Corp.*                                           136,419
    17,544  Medtronic, Inc.                                          800,006
     2,433  St. Jude Medical, Inc.*                                   96,639
     2,817  Stryker Corp.                                            189,077
     2,817  Zimmer Hldgs., Inc.*                                     116,962
                                                                ------------
                                                                   2,169,377
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 1.7%
     2,062  Aetna, Inc.                                               84,789
     1,527  AmerisourceBergen Corp.                                   82,931
     2,046  Anthem, Inc.*                                            128,693
     6,588  Cardinal Health, Inc.                                    389,944
     2,221  Cigna Corp.                                               91,328
     7,462  HCA, Inc.                                                309,673
     3,671  Health Management Associates, Inc.                        65,711
     5,556  HEALTHSOUTH Corp.*                                        23,335
     2,389  Humana, Inc.*                                             23,890
     4,249  IMS Health, Inc.                                          67,984
     1,456  Manor Care, Inc.*                                         27,096
     4,085  McKesson Corp.                                           110,418
     1,646  Quintiles Transnational Corp.*                            19,917
     6,941  Tenet Healthcare Corp.*                                  113,832
     4,610  UnitedHealth Group                                       384,935
     1,799  Wellpoint Health Networks, Inc.*                         128,017
                                                                ------------
                                                                   2,052,493
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.1%
     8,411  Carnival Corp.                                           209,854
     2,575  Darden Restaurants, Inc.                                  52,659
     1,649  Harrah's Entertainment, Inc.*                             65,300
     5,226  Hilton Hotels Corp.                                       66,422
     1,339  Int'l. Game Technology*                                  101,657
     3,443  Marriott Int'l., Inc.                                    113,171
    18,921  McDonald's Corp.                                         304,250
     5,426  Starbucks Corp.*                                         110,582
     4,492  Starwood Hotels & Resorts Worldwide, Inc.                106,640
     1,623  Wendy's Int'l., Inc.                                      43,935
     4,234  Yum! Brands, Inc.*                                       102,548
                                                                ------------
                                                                   1,277,018
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
       800  American Greetings Corp.*                           $     12,640
     1,127  Black & Decker Corp.                                      48,337
       842  Centex Corp.                                              42,269
     2,219  Fortune Brands, Inc.                                     103,206
       618  KB Home                                                   26,481
     2,782  Leggett & Platt, Inc.                                     62,428
     1,066  Maytag Corp.                                              30,381
     3,827  Newell Rubbermaid, Inc.                                  116,073
     1,023  Pulte Homes, Inc.                                         48,971
       811  Snap-On, Inc.                                             22,797
     1,228  Stanley Works                                             42,464
       786  Tupperware Corp.                                          11,853
       933  Whirlpool Corp.                                           48,721
                                                                ------------
                                                                     616,621
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.1%
     3,390  Clorox Co.                                               139,838
     8,248  Colgate-Palmolive Co.                                    432,443
     7,704  Kimberly-Clark Corp.                                     365,709
    18,742  Procter & Gamble Co.                                   1,610,687
                                                                ------------
                                                                   2,548,677
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.0%
     5,709  3M Co.                                                   703,920
   143,933  General Electric Co.                                   3,504,769
     2,056  Textron, Inc.                                             88,387
    28,991  Tyco Int'l. Ltd.                                         495,166
                                                                ------------
                                                                   4,792,242
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 0.3%
     2,428  Computer Sciences Corp.*                                  83,645
     6,747  Electronic Data Systems Corp.                            124,347
     3,991  SunGard Data Systems, Inc.*                               94,028
     4,516  Unisys Corp.*                                             44,708
                                                                ------------
                                                                     346,728
----------------------------------------------------------------------------
INSURANCE -- 4.8%
     4,286  ACE Ltd.                                                 125,751
     7,659  AFLAC, Inc.                                              230,689
    10,558  Allstate Corp.                                           390,540
     1,504  Ambac Financial Group, Inc.                               84,585
    37,976  American Int'l. Group, Inc.                            2,196,912
     3,686  Aon Corp.                                                 69,629
     2,514  Chubb Corp.                                              131,231
     2,309  Cincinnati Financial Corp.                                86,703
     5,013  Hartford Financial Svcs. Group, Inc.                     227,741
     2,226  Jefferson-Pilot Corp.                                     84,833
     4,288  John Hancock Financial Svcs., Inc.                       119,635
     2,766  Lincoln Nat'l. Corp.                                      87,350
     2,851  Loews Corp.                                              126,755
     7,934  Marsh & McLennan Cos., Inc.                              366,630
     2,115  MBIA, Inc.                                                92,764
    10,421  MetLife, Inc.                                            281,784
     1,532  MGIC Investment Corp.                                     63,272
     3,156  Progressive Corp.                                        156,632
     7,674  Prudential Financial, Inc.                               243,573
     1,823  SAFECO Corp.                                              63,203
     3,133  St. Paul Cos., Inc.                                      106,679
     1,831  Torchmark Corp.                                           66,886
    15,308  Travelers Ppty. Casualty Corp.*                          224,262
     3,475  UnumProvident Corp.                                       60,952
     1,913  XL Capital Ltd.                                          147,779
                                                                ------------
                                                                   5,836,770
----------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.2%
     4,298  eBay, Inc.*                                              291,490
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.1%
     8,049  Yahoo! Inc.*                                        $    131,601
----------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.3%
     1,223  Brunswick Corp.                                           24,289
     4,324  Eastman Kodak Co.                                        151,513
     2,426  Hasbro, Inc.                                              28,020
     6,117  Mattel, Inc.                                             117,141
                                                                ------------
                                                                     320,963
----------------------------------------------------------------------------
MACHINERY -- 1.1%
     4,962  Caterpillar, Inc.                                        226,863
       841  Crane Co.                                                 16,761
       571  Cummins, Inc.                                             16,062
     2,085  Danaher Corp.                                            136,984
     3,371  Deere & Co.                                              154,560
     2,911  Dover Corp.                                               84,885
       977  Eaton Corp.                                               76,313
     4,354  Illinois Tool Works, Inc.                                282,400
     2,311  Ingersoll-Rand Co.                                        99,512
     1,256  ITT Industries, Inc.                                      76,227
       832  Navistar Int'l. Corp.*                                    20,226
     1,645  PACCAR, Inc.                                              75,884
     1,735  Pall Corp.                                                28,940
     1,682  Parker-Hannifin Corp.                                     77,591
                                                                ------------
                                                                   1,373,208
----------------------------------------------------------------------------
MEDIA -- 3.9%
    64,215  AOL Time Warner, Inc.*                                   841,216
     8,760  Clear Channel Comm., Inc.*                               326,660
    17,841  Comcast Corp.-Class A*                                   420,512
    13,521  Comcast Corp.-Class A Special*                           305,439
     1,237  Dow Jones & Co., Inc.                                     53,476
     3,802  Gannett Co., Inc.                                        272,984
     5,651  Interpublic Group Cos., Inc.                              79,566
     1,337  Knight-Ridder, Inc.                                       84,565
     2,816  McGraw-Hill Cos., Inc.                                   170,199
       690  Meredith Corp.                                            28,366
     2,319  New York Times Co.                                       106,048
     2,732  Omnicom Group, Inc.                                      176,487
     1,707  TMP Worldwide, Inc.*                                      19,306
     4,358  Tribune Co.                                              198,115
     2,961  Univision Comm., Inc.*                                    72,545
    25,862  Viacom, Inc.*                                          1,054,135
    29,970  Walt Disney Co.                                          488,811
                                                                ------------
                                                                   4,698,430
----------------------------------------------------------------------------
METALS AND MINING -- 0.5%
    12,481  Alcoa, Inc.                                              284,317
     1,132  Allegheny Technologies, Inc.                               7,052
     2,172  Freeport-McMoran Copper & Gold, Inc.*                     36,446
     6,958  Newmont Mining Corp.                                     201,991
     1,128  Nucor Corp.                                               46,586
     1,125  Phelps Dodge Corp.*                                       35,606
     1,246  United States Steel Corp.                                 16,348
     1,195  Worthington Industries, Inc.                              18,212
                                                                ------------
                                                                     646,558
----------------------------------------------------------------------------
MULTILINE RETAIL -- 4.0%
     1,561  Big Lots, Inc.*                                           20,652
     6,425  Costco Wholesale Corp.*                                  180,286
     1,201  Dillards, Inc.                                            19,048
     4,737  Dollar General Corp.                                      56,607
     2,900  Family Dollar Stores, Inc.                                90,509
     2,840  Federated Department Stores, Inc.*                        81,678
     3,729  J.C. Penney Co., Inc.                                     85,804
     4,756  Kohl's Corp.*                                            266,098
     4,265  May Department Stores Co.                                 98,010
     1,837  Nordstrom, Inc.                                           34,848
     4,812  SearsRoebuck & Co.                                       115,248
    15,014  Target Corp.                                             450,420
    64,865  Wal-Mart Stores, Inc.                                  3,276,331
                                                                ------------
                                                                   4,775,539
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.3%
     7,632  AES Corp.*                                          $     23,049
     4,272  Calpine Corp.*                                            13,927
    12,644  Duke Energy Corp.                                        247,064
     4,647  Dynegy, Inc.                                               5,483
     7,606  El Paso Corp.                                             52,938
     6,162  Mirant Corp.*                                             11,646
     7,802  Williams Cos., Inc.                                       21,065
                                                                ------------
                                                                     375,172
----------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
     9,582  Xerox Corp.*                                              77,135
----------------------------------------------------------------------------
OIL AND GAS -- 5.0%
     1,272  Amerada Hess Corp.                                        70,024
     4,135  Anadarko Petroleum Corp.                                 198,067
     2,816  Apache Corp.                                             160,484
       966  Ashland, Inc.                                             27,560
     3,106  Burlington Resources, Inc.                               132,471
    15,369  ChevronTexaco Corp.                                    1,021,731
     9,140  ConocoPhillips                                           442,285
     2,686  Devon Energy Corp.                                       123,287
     1,669  EOG Resources, Inc.                                       66,626
    97,310  Exxon Mobil Corp.                                      3,400,011
     1,350  Kerr-McGee Corp.                                          59,805
     4,449  Marathon Oil Corp.                                        94,719
     5,341  Occidental Petroleum Corp.                               151,951
     1,169  Sunoco, Inc.                                              38,787
     3,244  Unocal Corp.                                              99,202
                                                                ------------
                                                                   6,087,010
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
       811  Boise Cascade Corp.                                       20,453
     3,253  Georgia-Pacific Corp.                                     52,568
     8,870  Int'l. Paper Co.                                         310,184
     1,413  Louisiana-Pacific Corp.                                   11,389
     2,831  MeadWestvaco Corp.                                        69,954
     3,142  Weyerhaeuser Co.                                         154,618
                                                                ------------
                                                                     619,166
----------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
       801  Alberto-Culver Co.                                        40,370
     3,423  Avon Products, Inc.                                      184,397
    15,165  Gillette Co.                                             460,410
                                                                ------------
                                                                     685,177
----------------------------------------------------------------------------
PHARMACEUTICALS -- 9.9%
    23,002  Abbott Laboratories                                      920,080
     1,885  Allergan, Inc.                                           108,614
    28,177  Bristol-Myers Squibb Corp.                               652,298
    16,238  Eli Lilly & Co.                                        1,031,113
     2,515  Forest Laboratories, Inc.*                               247,023
    42,574  Johnson & Johnson                                      2,286,650
     3,608  King Pharmaceuticals, Inc.*                               62,021
    32,517  Merck & Co., Inc.                                      1,840,787
    89,628  Pfizer, Inc.                                           2,739,928
    19,507  Pharmacia Corp.                                          815,393
    21,060  Schering-Plough Corp.                                    467,532
     1,463  Watson Pharmaceuticals, Inc.*                             41,359
    19,168  Wyeth                                                    716,883
                                                                ------------
                                                                  11,929,681
----------------------------------------------------------------------------
REAL ESTATE -- 0.3%
     6,439  Equity Office Pptys. Trust                               160,846
     4,460  Equity Residential                                       109,627
     2,659  Plum Creek Timber Co., Inc.                               62,753
     2,660  Simon Ppty. Group, Inc.                                   90,626
                                                                ------------
                                                                     423,852
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
ROAD AND RAIL -- 0.5%
     5,663  Burlington Northern Santa Fe                        $    147,295
     3,037  CSX Corp.                                                 85,977
     5,523  Norfolk Southern Corp.                                   110,405
     3,564  Union Pacific Corp.                                      213,377
                                                                ------------
                                                                     557,054
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.8%
     4,499  Advanced Micro Devices, Inc.*                             29,064
     5,686  Altera Corp.*                                             70,108
     5,168  Analog Devices, Inc.*                                    123,360
    24,158  Applied Materials, Inc.*                                 314,779
     4,283  Applied Micro Circuits Corp.*                             15,804
     3,923  Broadcom Corp.*                                           59,080
    98,131  Intel Corp.                                            1,527,900
     2,641  KLA-Tencor Corp.*                                         93,412
     4,550  Linear Technology Corp.                                  117,026
     5,783  LSI Logic Corp.*                                          33,368
     5,737  Maxim Integrated Products, Inc.                          189,551
     8,530  Micron Technology, Inc.*                                  83,082
     2,484  National Semiconductor Corp.*                             37,285
     2,010  Novellus Systems, Inc.*                                   56,441
     2,246  NVIDIA Corp.*                                             25,851
     2,652  PMC-Sierra, Inc.*                                         14,745
     1,314  QLogic Corp.*                                             45,346
     2,493  Teradyne, Inc.*                                           32,434
    24,963  Texas Instruments, Inc.                                  374,695
     4,739  Xilinx, Inc.*                                             97,623
                                                                ------------
                                                                   3,340,954
----------------------------------------------------------------------------
SOFTWARE -- 4.9%
     3,464  Adobe Systems, Inc.                                       85,911
     1,611  Autodesk, Inc.                                            23,037
     3,499  BMC Software, Inc.*                                       59,868
     2,659  Citrix Systems, Inc.*                                     32,759
     8,300  Computer Associates Int'l., Inc.                         112,050
     5,272  Compuware Corp.*                                          25,306
     1,900  Electronic Arts, Inc.*                                    94,563
     3,928  Intuit, Inc.*                                            184,302
     1,159  Mercury Interactive Corp.*                                34,364
    78,705  Microsoft Corp.*                                       4,069,048
     4,527  Novell, Inc.*                                             15,120
    80,487  Oracle Corp.*                                            869,260
     3,803  Parametric Technology Corp.*                               9,584
     4,507  PeopleSoft, Inc.*                                         82,478
     4,780  Rational Software Corp.*                                  49,664
     6,843  Siebel Systems, Inc.*                                     51,186
     5,883  VERITAS Software Corp.*                                   91,892
                                                                ------------
                                                                   5,890,392
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.0%
     1,633  AutoZone, Inc.*                                          115,371
     4,093  Bed, Bath & Beyond, Inc.*                                141,331
     4,479  Best Buy Co., Inc.*                                      108,168
     2,929  Circuit City Stores, Inc.                                 21,733
    34,067  Home Depot, Inc.                                         816,245
    11,013  Lowe's Cos., Inc.                                        412,988
     4,230  Office Depot, Inc.*                                       62,435
     2,665  RadioShack Corp.                                          49,942
     2,265  Sherwin-Williams Co.                                      63,986
     6,492  Staples, Inc.*                                           118,804
    12,190  The Gap, Inc.                                            189,189
     9,439  The Limited, Inc.                                        131,485
     2,083  Tiffany & Co.                                             49,805
     7,969  TJX Cos., Inc.                                           155,555
     2,834  Toys R Us, Inc.*                                          28,340
                                                                ------------
                                                                   2,465,377
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
     2,039  Jones Apparel Group, Inc.*                          $     72,262
     1,864  Liz Claiborne, Inc.                                       55,267
     3,766  NIKE, Inc.                                               167,474
       649  Reebok Int'l. Ltd.*                                       19,081
     1,473  V.F. Corp.                                                53,102
                                                                ------------
                                                                     367,186
----------------------------------------------------------------------------
TOBACCO -- 1.1%
    30,851  Philip Morris Cos., Inc.                               1,250,391
     1,345  R.J. Reynolds Tobacco Hldgs., Inc.                        56,638
     2,362  UST, Inc.                                                 78,962
                                                                ------------
                                                                   1,385,991
----------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
     1,344  W.W. Grainger, Inc.                                       69,283
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
    38,322  AT & T Wireless Svcs., Inc.*                             216,519
    15,664  Nextel Comm., Inc.*                                      180,919
    14,547  Sprint Corp. (PCS Group)*                                 63,716
                                                                ------------
                                                                     461,154
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $154,052,527)                                117,896,178
----------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.2%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
            U.S. Treasury Bill
$  250,000    1.19%, 3/6/2003 (1)
              (COST $249,471)                                   $    249,471
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.7%
$2,069,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2002, maturity
            value $2,069,132 at
            1.15%, due 1/2/2003 (2)
              (COST $2,069,000)                                 $  2,069,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
  (COST $156,370,998)                                            120,214,649
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.2%                                           283,438
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $120,498,087
----------------------------------------------------------------------------

(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 *  Non-income producing security.


PURCHASED FUTURES CONTRACTS
                                        Unrealized
Contracts   Description   Expiration  Depreciation
--------------------------------------------------
8          S&P 500 Index    3/2003    $    (34,680)
--------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Baillie Gifford International Fund


COMMON STOCKS -- 100.4%
Shares                                                 Value
------------------------------------------------------------
AUSTRALIA -- 4.0%
  BANKS -- 1.4%
     44,000  Australia and NZ Banking Group
               Ltd.                              $   429,603
     26,732  National Australia Bank                 477,629
  BEVERAGES -- 0.5%
    108,300  Fosters Brewing Group                   274,256
  CONTAINERS AND PACKAGING -- 0.5%
     61,266  Amcor Ltd.                              292,714
  FOOD AND DRUG RETAILING -- 0.4%
     39,906  Woolworths Ltd.                         256,011
  MEDIA -- 0.2%
     22,700  News Corp. Ltd.                         146,651
  METALS AND MINING -- 1.0%
    109,306  BHP Billiton Ltd.                       624,346
                                                 -----------
                                                   2,501,210
------------------------------------------------------------
DENMARK -- 1.5%
  BANKS -- 1.5%
     58,970  Danske Bank AS                          973,933
------------------------------------------------------------
FINLAND -- 2.4%
  COMMUNICATIONS EQUIPMENT -- 2.4%
     93,500  Nokia OYJ                             1,485,509
------------------------------------------------------------
FRANCE -- 11.3%
  BEVERAGES -- 1.8%
     11,470  Pernod-Ricard S.A.                    1,110,238
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
     23,370  France Telecom S.A.                     408,795
  OIL AND GAS -- 3.1%
     13,730  Total Fina Elf S.A.                   1,959,656
  PERSONAL PRODUCTS -- 1.5%
     12,400  L'Oreal S.A.                            943,431
  PHARMACEUTICALS -- 3.4%
     35,740  Sanofi-Synthelabo S.A.                2,183,240
  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     80,840  Orange S.A.*                            558,680
                                                 -----------
                                                   7,164,040
------------------------------------------------------------
GERMANY -- 3.3%
  DIVERSIFIED FINANCIALS -- 1.1%
     17,310  Deutsche Boerse AG                      692,718
  HEALTH CARE PROVIDERS AND SERVICES -- 1.0%
     16,180  GEHE AG                                 629,511
  SOFTWARE -- 1.2%
      9,630  SAP AG                                  762,675
                                                 -----------
                                                   2,084,904
------------------------------------------------------------
HONG KONG -- 1.2%
  BANKS -- 0.2%
     12,100  Hang Seng Bank Ltd.                     128,780
  COMPUTERS AND PERIPHERALS -- 0.1%
    188,000  Legend Group Ltd.                        62,076
  ELECTRICAL EQUIPMENT -- 0.2%
    118,000  Johnson Electric Hldgs. Ltd.            130,127
  INDUSTRIAL CONGLOMERATES -- 0.3%
     29,000  Hutchison Whampoa                       181,470
  REAL ESTATE -- 0.4%
     39,000  Cheung Kong Hldgs. Ltd.                 253,797
                                                 -----------
                                                     756,250
------------------------------------------------------------
IRELAND -- 2.4%
  AIRLINES -- 1.1%
    100,170  Ryanair Hldgs. PLC*                     698,571
  CONSTRUCTION MATERIALS -- 1.3%
     66,970  CRH PLC                                 825,219
                                                 -----------
                                                   1,523,790
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
ISRAEL -- 0.4%
  PHARMACEUTICALS -- 0.4%
      7,000  Teva Pharmaceutical Inds. Ltd. ADR  $   270,270
------------------------------------------------------------
ITALY -- 4.6%
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
     23,200  Luxottica Group SPA ADR                 316,680
  INSURANCE -- 1.4%
     74,270  Riunione Adriatica di Sicurta SPA       903,488
  OIL AND GAS -- 2.7%
    108,010  ENI SPA                               1,716,041
                                                 -----------
                                                   2,936,209
------------------------------------------------------------
JAPAN -- 20.3%
  AUTO COMPONENTS -- 0.9%
     47,000  Bridgestone Corp.                       581,761
  AUTOMOBILES -- 1.5%
     34,200  Toyota Motor Corp.                      918,643
  BANKS -- 0.3%
        161  UFJ Hldgs.*                             162,681
  BUILDING PRODUCTS -- 0.9%
     39,000  Tostem Inax Hldg. Corp.                 591,108
  CHEMICALS -- 1.8%
     15,900  Shin-Etsu Chemical Co. Ltd.             520,807
    151,000  Sumitomo Chemical                       596,320
  DIVERSIFIED FINANCIALS -- 1.2%
      9,600  JAFCO Co. Ltd.                          414,685
     10,400  Promise Co.                             370,428
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
        113  Nippon Tele. & Tel. Corp.               410,096
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.3%
    101,000  Hitachi                                 386,957
      7,800  Kyocera Corp.                           453,840
  HOUSEHOLD DURABLES -- 0.8%
      5,600  Nintendo Co. Ltd.                       522,937
  HOUSEHOLD PRODUCTS -- 1.0%
     29,000  Kao Corp.                               636,115
  INSURANCE -- 0.6%
     89,000  Mitsui Sumitomo Insurance Co.           409,178
  LEISURE EQUIPMENT AND PRODUCTS -- 1.3%
     25,000  Fuji Photo Film Co. Ltd.                814,668
  METALS AND MINING -- 1.0%
     52,100  JFE Hldgs., Inc.*                       632,167
  MULTILINE RETAIL -- 0.7%
     15,000  Ito-Yokado Co. Ltd.                     442,068
  OFFICE ELECTRONICS -- 1.0%
     16,000  Canon, Inc.                             602,223
  PHARMACEUTICALS -- 1.0%
     15,000  Takeda Chemical Industries Ltd.         626,474
  ROAD AND RAIL -- 1.0%
        123  East Japan Railway                      610,029
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 1.4%
      6,800  Rohm Co. Ltd.                           865,173
  TRADING COMPANIES AND DISTRIBUTORS -- 0.9%
    123,000  Mitsui & Co. Ltd.                       573,779
  WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
        386  NTT DoCoMo, Inc.                        711,805
                                                 -----------
                                                  12,853,942
------------------------------------------------------------
MEXICO -- 0.5%
  BANKS -- 0.5%
    411,000  Grupo Fin. BBVA Bancomer
               S.A. de C.V.*                         311,997
------------------------------------------------------------
NETHERLANDS -- 1.0%
  MEDIA -- 1.0%
     24,330  Ver Ned Uitgevers                       634,044
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
NEW ZEALAND -- 0.3%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     84,200  Telecom. Corp. of New Zealand       $   199,734
------------------------------------------------------------
PORTUGAL -- 3.4%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
    154,440  Portugal Telecom. SGPS S.A.           1,060,846
  TRANSPORTATION INFRASTRUCTURE -- 1.7%
    200,400  Brisa-Auto Estradas de Portugal
               S.A.                                1,109,641
                                                 -----------
                                                   2,170,487
------------------------------------------------------------
RUSSIA -- 0.5%
  OIL AND GAS -- 0.5%
      2,200  YUKOS Corp. ADR                         307,450
------------------------------------------------------------
SINGAPORE -- 0.6%
  AIRLINES -- 0.2%
     18,000  Singapore Airlines Ltd.                 105,843
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
     32,000  Venture Corp. Ltd.                      256,420
                                                 -----------
                                                     362,263
------------------------------------------------------------
SOUTH AFRICA -- 0.4%
  METALS AND MINING -- 0.4%
      6,800  Anglo American Platinum Corp.           250,516
------------------------------------------------------------
SOUTH KOREA -- 0.8%
  TOBACCO -- 0.4%
     40,000  Korea Tobacco & Ginseng Corp. GDR+      266,000
  WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
     10,600  SK Telecom Co. Ltd. ADR                 226,310
                                                 -----------
                                                     492,310
------------------------------------------------------------
SPAIN -- 3.3%
  BANKS -- 1.1%
     16,910  Banco Popular Espanol S.A.              691,075
  TOBACCO -- 2.2%
     61,810  Altadis S.A.                          1,409,189
                                                 -----------
                                                   2,100,264
------------------------------------------------------------
SWEDEN -- 1.8%
  COMMUNICATIONS EQUIPMENT -- 0.7%
    621,600  LM Ericsson*                            436,135
  MACHINERY -- 1.1%
     38,800  Atlas Copco AB                          689,510
                                                 -----------
                                                   1,125,645
------------------------------------------------------------
SWITZERLAND -- 6.8%
  CONSTRUCTION MATERIALS -- 1.4%
      4,970  Holcim Ltd.                             901,938
  FOOD PRODUCTS -- 1.4%
      4,280  Nestle S.A.                             906,688
  INSURANCE -- 2.1%
     20,060  Swiss Reinsurance                     1,315,481
  PHARMACEUTICALS -- 1.9%
     32,600  Novartis AG                           1,189,118
                                                 -----------
                                                   4,313,225
------------------------------------------------------------
TAIWAN -- 0.2%
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.2%
     40,250  United Microelectronics Corp. ADR*      135,240
------------------------------------------------------------
UNITED KINGDOM -- 29.4%
  BANKS -- 7.3%
    128,800  Barclays PLC                            798,119
     50,325  HBOS PLC                                530,537
    111,000  HSBC Hldgs.                           1,226,463
    116,000  Lloyds TSB Group PLC                    832,691
     51,464  Royal Bank of Scotland                1,232,530

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  BEVERAGES -- 1.6%
     92,000  Diageo PLC                          $   999,499
  CONSTRUCTION MATERIALS -- 0.4%
     59,000  Hanson PLC                              262,091
  GAS UTILITIES -- 0.7%
     97,000  BG Group PLC                            418,406
  HOTELS, RESTAURANTS AND LEISURE -- 0.2%
     28,678  Compass Group                           152,319
  INSURANCE -- 0.8%
     45,000  Aviva PLC                               320,854
     28,000  Prudential Corp.                        197,840
  MEDIA -- 1.6%
     51,000  British Sky Broadcasting Group*         524,520
     40,400  Elsevier NV                             493,581
  MULTILINE RETAIL -- 0.5%
     27,000  Next PLC                                320,057
  OIL AND GAS -- 3.5%
    251,000  BP Amoco PLC                          1,725,014
     76,000  Shell Transport & Trading               500,297
  PHARMACEUTICALS -- 4.9%
     19,300  Astrazeneca                             689,606
    126,102  GlaxoSmithKline PLC                   2,419,297
  SOFTWARE -- 0.3%
     85,000  Sage Group                              181,954
  TOBACCO -- 4.0%
     61,000  British American Tobacco PLC            609,204
    114,000  Imperial Tobacco                      1,935,745
  WIRELESS TELECOMMUNICATION SERVICES -- 3.6%
  1,241,650  Vodafone Group                        2,263,228
                                                 -----------
                                                  18,633,852
------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $71,491,600)                 63,587,084
------------------------------------------------------------

PREFERRED STOCK -- 1.0%
GERMANY -- 1.0%
  AUTOMOBILES -- 1.0%
      1,560  Porsche AG
               (Cost $550,349)                   $   647,845
------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4%
  (COST $72,041,949)                              64,234,929
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (1.4)%                        (901,146)
------------------------------------------------------------
NET ASSETS -- 100%                               $63,333,783
------------------------------------------------------------

 +  Rule 144A restricted security.

 *  Non-income producing security.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Baillie Gifford Emerging Markets Fund


COMMON STOCKS -- 91.2%
Shares                                                 Value
------------------------------------------------------------
ARGENTINA -- 0.1%
  DISTRIBUTORS -- 0.1%
        11,480  Imp. Y Exp. Patagonia*           $    25,587
------------------------------------------------------------
BRAZIL -- 4.2%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
        39,000  Telecom. Norte Leste
                  Participacoes ADR                  286,650
  FOOD AND DRUG RETAILING -- 0.5%
        15,000  Comp. Brasileiras de Dist. ADR       229,500
  METALS AND MINING -- 1.7%
        39,000  Comp. Siderurgica Nacional S.A.
                  ADR                                559,260
         8,300  Comp. Vale Do Rio Doce ADR           239,953
  OIL AND GAS -- 0.8%
        25,000  Petroleo Brasileiro S.A. ADR         373,500
  PAPER AND FOREST PRODUCTS -- 0.6%
        17,800  Votorantim Celulose e Papel
                  S.A. ADR                           292,632
                                                 -----------
                                                   1,981,495
------------------------------------------------------------
CHILE -- 2.0%
  BANKS -- 0.6%
        14,296  Banco Santander Chile ADR            266,335
  FOOD AND DRUG RETAILING -- 0.4%
        18,000  Distribucion Y Servicio ADR          180,000
  METALS AND MINING -- 1.0%
        47,940  Antofagasta Hldgs.                   482,246
                                                 -----------
                                                     928,581
------------------------------------------------------------
CROATIA -- 1.3%
  PHARMACEUTICALS -- 1.3%
        42,215  Pliva d.d. GDR                       599,453
------------------------------------------------------------
ESTONIA -- 0.8%
  BANKS -- 0.8%
        23,000  Hansabank Ltd.                       385,439
------------------------------------------------------------
HONG KONG -- 4.7%
  CHEMICALS -- 0.4%
       288,000  Kingboard Chemicals Hldgs. Ltd.      210,501
  INTERNET SOFTWARE AND SERVICES -- 0.3%
       500,000  Tom.Com Ltd.*                        118,612
  REAL ESTATE -- 0.9%
     3,000,000  China Overseas Land & Invest.
                  Ltd.                               280,822
       920,000  New World China Land Ltd.            151,002
  SPECIALTY RETAIL -- 0.9%
     1,122,000  Giordano Int'l. Ltd.                 438,812
  WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
       430,000  China Mobile (Hong Kong) Ltd.*     1,025,575
                                                 -----------
                                                   2,225,324
------------------------------------------------------------
HUNGARY -- 0.9%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
       123,000  Matav RT                             445,731
------------------------------------------------------------
INDIA -- 1.5%
  BANKS -- 1.5%
       111,100  ICICI Bank Ltd. ADR                  722,150
------------------------------------------------------------
INDONESIA -- 1.0%
  FOOD PRODUCTS -- 0.0%
        48,000  Astra Agro Lestari                     8,313
  INDUSTRIAL CONGLOMERATES -- 0.4%
       570,000  Astra Int'l.*                        200,614
  MULTILINE RETAIL -- 0.4%
       600,000  Ramayana Lestari Sentosa             169,274

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  TOBACCO -- 0.2%
       265,000  H M Sampoerna                    $   109,553
                                                 -----------
                                                     487,754
------------------------------------------------------------
ISRAEL -- 4.0%
  BANKS -- 0.6%
       215,000  Bank Hapoalim Ltd.*                  307,415
  INTERNET SOFTWARE AND SERVICES -- 1.0%
        37,400  Check Point Software
                  Technologies Ltd.*                 485,078
  PHARMACEUTICALS -- 2.4%
        29,000  Teva Pharmaceutical Inds. Ltd.
                  ADR                              1,119,690
                                                 -----------
                                                   1,912,183
------------------------------------------------------------
MALAYSIA -- 4.8%
  AUTOMOBILES -- 1.1%
       215,000  Perusahaan Otomobil Nasional
                  Berhad                             497,895
  CONSTRUCTION AND ENGINEERING -- 1.0%
       573,000  Road Builder (M) Hldgs. Berhad       491,574
  HOTELS, RESTAURANTS AND LEISURE -- 0.9%
        66,000  Genting Berhad                       232,737
        93,000  Tanjong PLC                          210,474
  INDUSTRIAL CONGLOMERATES -- 0.5%
       180,000  Sime Darby Berhad                    234,947
  TOBACCO -- 1.0%
        48,000  British American Tobacco
                  Malaysia Berhad                    448,421
  WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
       100,000  Maxis Comms. Berhad*                 142,105
                                                 -----------
                                                   2,258,153
------------------------------------------------------------
MEXICO -- 9.9%
  BANKS -- 1.9%
        98,200  Grupo Fin. Banorte S.A. de C.V.      240,317
       874,200  Grupo Fin. BBVA Bancomer S.A.
                  de C.V.*                           663,620
  BEVERAGES -- 0.9%
       180,190  Grupo Modelo S.A.                    440,791
  CONSTRUCTION AND ENGINEERING -- 1.6%
        25,097  Cemex S.A. de C.V. ADR               539,836
       150,000  Consorcio Ara S.A. de C.V.*          223,129
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
        24,300  America Movil S.A. de C.V. ADR       348,948
       271,000  Grupo Carso Global Telecom.*         301,689
        21,700  Telefonos de Mexico S.A. ADR         693,966
  MEDIA -- 0.8%
        76,000  TV Azteca S.A. de C.V. ADR           364,040
  MULTILINE RETAIL -- 1.3%
       313,170  Wal-Mart de Mexico S.A. de C.V.      606,203
  TRANSPORTATION INFRASTRUCTURE -- 0.4%
        14,400  Grupo Aeroportuario del Sureste
                  S.A. de C.V. ADR                   169,200
  WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       191,000  America Telecom S.A. de C.V.*        111,814
                                                 -----------
                                                   4,703,553
------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 4.0%
  METALS AND MINING -- 1.9%
     2,060,000  Aluminum Corp of China Ltd.          298,492
     1,835,000  Jiangxi Copper Co. Ltd.              228,241
       958,000  Yanzhou Coal Mining                  380,814
  OIL AND GAS -- 1.8%
     4,248,000  PetroChina Co. Ltd.                  844,311

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
REAL ESTATE -- 0.3%
     1,250,000  Beijing North Star Co. Ltd.      $   152,272
                                                 -----------
                                                   1,904,130
------------------------------------------------------------
RUSSIA -- 5.6%
  METALS AND MINING -- 1.0%
        25,000  JSC MMC Norilsk Nickel ADR           500,250
  OIL AND GAS -- 4.6%
         6,300  LUKOIL ADR                           383,040
        51,052  OAO Gazprom ADR                      602,414
         8,400  YUKOS Corp. ADR                    1,173,900
                                                 -----------
                                                   2,659,604
------------------------------------------------------------
SOUTH AFRICA -- 10.4%
  BANKS -- 1.4%
       184,000  Standard Bank Group Ltd.             646,762
  METALS AND MINING -- 9.0%
        43,335  Anglo American Platinum Corp.      1,596,486
        26,300  Anglo American PLC                   387,869
        49,796  Aquarius Platinum Ltd.               250,058
        12,400  Impala Platinum Hldgs. Ltd.          787,875
       331,905  Kumba Resources Ltd.               1,259,517
                                                 -----------
                                                   4,928,567
------------------------------------------------------------
SOUTH KOREA -- 20.9%
  BANKS -- 1.9%
        18,197  Kookmin Bank ADR                     643,264
         6,700  Kookmin Bank*                        237,258
  BUILDING PRODUCTS -- 0.8%
         3,980  Kumkang Korea Chemical Co. Ltd.      392,614
  CHEMICALS -- 2.4%
        74,439  Hyosung Corp.                        809,631
        27,200  LG Petrochemical Co. Ltd.*           311,893
  CONSTRUCTION AND ENGINEERING -- 1.0%
        80,000  Hyundai Development Co.*             472,156
  HOTELS, RESTAURANTS AND LEISURE -- 0.4%
        43,000  Hotel Shilla Co. Ltd.*               172,210
  INSURANCE -- 1.6%
        13,700  Samsung Fire & Marine Ins. Co.
                  Ltd.                               748,501
  MEDIA -- 0.9%
         5,300  Cheil Comms., Inc.                   416,028
  PHARMACEUTICALS -- 0.5%
        14,000  Jeil Pharmaceutical Co.              254,964
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.4%
         8,200  Samsung Electronics Co. Ltd
                  GDR+                             1,094,700
         1,900  Samsung Electronics Co. Ltd.         503,014
  TOBACCO -- 1.6%
       117,400  Korea Tobacco & Ginseng Corp.
                  GDR+                               780,710
  TRADING COMPANIES AND DISTRIBUTORS -- 1.9%
       170,200  Samsung Corp.*                       918,410
  WIRELESS TELECOMMUNICATION SERVICES -- 4.5%
         4,000  SK Telecom Co. Ltd.*                 772,311
        63,000  SK Telecom Co. Ltd. ADR            1,345,050
                                                 -----------
                                                   9,872,714
------------------------------------------------------------
TAIWAN -- 12.7%
  BANKS -- 1.0%
     1,280,000  China Development Financial
                  Hldg. Corp.*                       489,466
  CHEMICALS -- 1.6%
       586,400  Formosa Plastic Corp.                771,712
  COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
       310,550  Taiwan Secom                         235,713
  COMPUTERS AND PERIPHERALS -- 0.5%
       419,850  Compeq Mfg. Co. Ltd.*                222,951

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  CONSTRUCTION AND ENGINEERING -- 1.1%
       977,000  CTCI Corp.                       $   521,630
  DIVERSIFIED FINANCIALS -- 1.0%
       560,000  Fubon Financial Hldg. Co. Ltd.       446,061
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
        68,300  Au Optronics Corp. ADR*              393,408
        76,040  Hon Hai Precision Inds. Co.
                  Ltd. GDR                           570,300
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.7%
       774,400  Taiwan Semiconductor Mfg. Co.
                  Ltd.*                              952,076
       107,500  Taiwan Semiconductor Mfg. Co.
                  Ltd. ADR*                          757,875
       803,042  United Microelectronics Corp.*       489,010
  TRADING COMPANIES AND DISTRIBUTORS -- 0.3%
       201,000  Test-Rite Int'l. Co. Ltd.            146,182
                                                 -----------
                                                   5,996,384
------------------------------------------------------------
THAILAND -- 1.3%
  CONSTRUCTION MATERIALS -- 0.3%
         4,200  The Siam Cement Public Co. Ltd.      121,669
  REAL ESTATE -- 1.0%
       257,500  Land & Houses Public Co. Ltd.        480,388
                                                 -----------
                                                     602,057
------------------------------------------------------------
TURKEY -- 1.1%
  INDUSTRIAL CONGLOMERATES -- 0.5%
    23,640,000  Koc Hldg. A.S.*                      244,552
  MEDIA -- 0.6%
   171,000,000  Dogan Yayin Hldg. A.S.*              248,680
                                                 -----------
                                                     493,232
------------------------------------------------------------
                TOTAL COMMON STOCKS
                  (COST $45,868,508)              43,132,091
------------------------------------------------------------

PREFERRED STOCKS -- 4.0%
BRAZIL -- 3.3%
  AEROSPACE AND DEFENSE -- 0.6%
        17,702  Embraer-Empresa Brasileira de
                  Aeronautica ADR                $   281,462
  BANKS -- 1.2%
     1,054,514  Itausa-Investimentos Itau S.A.       560,024
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     1,719,000  Celular CRT Participacoes S.A.       149,029
  FOOD PRODUCTS -- 0.0%
     4,700,000  Comp. Lorenz S.A.*                         0
  METALS AND MINING -- 0.8%
        13,000  Comp. Vale Do Rio Doce               358,455
  OIL AND GAS -- 0.4%
        15,500  Petroleo Brasileiro S.A. ADR         207,700
                                                 -----------
                                                   1,556,670
------------------------------------------------------------
THAILAND -- 0.7%
  BANKS -- 0.7%
       507,000  Siam Commercial Bank*                331,929
------------------------------------------------------------
                TOTAL PREFERRED STOCKS
                  (COST $2,482,897)                1,888,599
------------------------------------------------------------

WARRANTS -- 2.1%
HONG KONG -- 0.0%
        28,800  Kingboard Chemicals Hldgs. Ltd.
                  Warrants, expiring
                  12/31/2003*                    $     2,585
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
INDIA -- 2.1%
        10,150  Infosys Technologies Ltd. Zero-
                  Strike Warrants, expiring
                  11/19/2003+*                   $ 1,009,278
------------------------------------------------------------
                TOTAL WARRANTS
                  (COST $764,597)                  1,011,863
------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.0%
Principal
Amount                                                 Value
------------------------------------------------------------
$      955,000  State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/31/2002, maturity
                value $955,027 at
                0.50%, due 1/2/2003 (1)
                  (COST $955,000)                $   955,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
  (COST $50,071,002)                              46,987,553
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.7%                           325,595
------------------------------------------------------------
NET ASSETS -- 100%                               $47,313,148
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 +  Rule 144A restricted security.

 *  Non-income producing security.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Investment Quality Bond Fund


ASSET BACKED -- 11.4%
Principal
Amount                                                            Value
-----------------------------------------------------------------------
$        900,000        Aesop Funding II LLC
                          2002-1A A1
                          3.85% due 10/20/2006+            $    927,189
         167,002        Amresco
                          1997-1 MIF
                          7.42% due 3/25/2027                   166,713
       2,000,000        California Infrastructure SCE
                          1997-1 A7
                          6.42% due 12/26/2009                2,246,238
       1,800,000        Chase Manhattan Auto Owner Tr.
                          2002-A A4
                          4.24% due 9/15/2008                 1,886,210
       1,480,000        Chevy Chase Auto Rec. Tr.
                          2001-2 A4
                          4.44% due 4/16/2007                 1,538,341
       2,542,000        Citibank Credit Card Issuance Tr.
                          2000-A1 A1
                          6.90% due 10/15/2007                2,839,888
       1,700,000        Daimler Chrysler Auto Tr.
                          2002-A A4
                          4.49% due 10/6/2008                 1,785,408
       2,044,000        Honda Auto Rec. Owner Tr.
                          2002-1 A4
                          4.22% due 4/16/2007                 2,133,948
       2,542,000        Peco Energy Transition Tr.
                          1999-A A6
                          6.05% due 3/1/2009                  2,807,395
       1,960,000        Residential Asset Mtg. Products,
                          Inc.
                          2002-RZ3 A3
                          3.71% due 2/25/2029                 1,988,672
       1,700,000        Residential Asset Sec. Corp.
                          2000-KS5 AI5
                          7.615% due 12/25/2031               1,830,565
       1,800,000        Residential Funding Mtg. Sec. II
                          2002-HS2 A3
                          4.44% due 3/25/2017                 1,837,930
       1,900,000        Vanderbilt Acquisition Loan Tr.
                          2002-1 A3
                          5.70% due 9/7/2023                  1,970,312
-----------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $23,062,878)                 23,958,809
-----------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED -- 8.8%
$      1,981,791        Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2002-Top8 A1
                          4.06% due 8/15/2038              $  2,007,148
       1,895,000        Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2002-Top6 A2
                          6.46% due 10/15/2036                2,134,581
       2,247,809        First Union-Lehman Bros.-Bank of
                          America 1998-C2 A1
                          6.28% due 11/18/2035                2,405,684
       1,600,000        LB-UBS Comm'l. Mtg. Tr.
                          2002-C2 A4
                          5.594% due 6/15/2031                1,708,649
       2,360,000        LB-UBS Comm'l. Mtg. Tr.
                          2001-C7 A5
                          6.133% due 12/15/2030               2,610,714
       1,952,000        LB-UBS Comm'l. Mtg. Tr.
                          2001-C3 A2
                          6.365% due 12/15/2028               2,180,910
         240,000        Morgan Stanley Dean Witter
                          Capital I
                          2002-Top7 A2
                          5.98% due 1/15/2039                   264,060

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
$        950,000        Salomon Brothers Mtg. Secs. VII,
                          Inc.
                          2001-C2 A3
                          6.499% due 10/13/2011            $  1,072,222
       3,700,000        Wachovia Bank Comm'l. Mtg. Tr.
                          2002-C1 A2
                          5.681% due 4/15/2034                4,017,191
-----------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE BACKED
                          (COST $17,547,280)                 18,401,159
-----------------------------------------------------------------------

CORPORATE BONDS -- 18.2%
AEROSPACE AND DEFENSE -- 0.2%
$        300,000        Lockheed Martin Corp.
                          8.50% due 12/1/2029              $    402,493
         100,000        Northrop Grumman Corp.
                          7.125% due 2/15/2011                  113,659
                                                           ------------
                                                                516,152
-----------------------------------------------------------------------
AIRLINES -- 0.4%
         800,000        Delta Air Lines, Inc.
                          6.417% due 7/2/2012                   846,846
-----------------------------------------------------------------------
AUTOMOTIVE -- 0.2%
         100,000        Delphi Corp.
                          7.125% due 5/1/2029                    96,930
         225,000        Ford Motor Co.
                          7.45% due 7/16/2031                   195,720
         150,000        TRW, Inc.
                          7.75% due 6/1/2029                    176,926
                                                           ------------
                                                                469,576
-----------------------------------------------------------------------
BUILDING MATERIALS -- 0.1%
         250,000        Masco Corp.
                          6.50% due 8/15/2032                   256,993
-----------------------------------------------------------------------
ENERGY-0.6%
         200,000        Anadarko Petroleum Corp.
                          5.00% due 10/1/2012                   202,443
         850,000        Devon Energy Corp.
                          7.95% due 4/15/2032                 1,021,877
                                                           ------------
                                                              1,224,320
-----------------------------------------------------------------------
ENERGY-REFINING -- 0.5%
         850,000        Tosco Corp.
                          8.125% due 2/15/2030                1,083,502
-----------------------------------------------------------------------
ENTERTAINMENT -- 0.5%
         954,000        Time Warner Cos., Inc.
                          7.57% due 2/1/2024                    957,118
-----------------------------------------------------------------------
ENVIRONMENTAL -- 0.4%
         850,000        Waste Management, Inc.
                          7.375% due 8/1/2010                   930,019
-----------------------------------------------------------------------
FINANCE COMPANIES -- 0.9%
         250,000        Ford Motor Credit Co.
                          7.25% due 10/25/2011                  242,919
         600,000        Ford Motor Credit Co.
                          7.60% due 8/1/2005                    612,627
         500,000        General Electric Capital Corp.
                          5.45% due 1/15/2013                   519,368
         300,000        General Motors Acceptance Corp.
                          7.00% due 2/1/2012                    301,271
         135,000        General Motors Acceptance Corp.
                          8.00% due 11/1/2031                   135,735
         150,000        Household Finance Corp.
                          7.35% due 11/27/2032                  161,688
                                                           ------------
                                                              1,973,608
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
FINANCIAL-0.6%
$        500,000        Goldman Sachs Group, Inc.
                          5.70% due 9/1/2012               $    520,022
         300,000        Lehman Brothers Hldgs., Inc.
                          6.625% due 1/18/2012                  332,049
         400,000        Morgan Stanley Dean Witter
                          6.60% due 4/1/2012                    443,327
                                                           ------------
                                                              1,295,398
-----------------------------------------------------------------------
FINANCIAL-BANKS -- 1.6%
         425,000        Bank America Corp.
                          4.875% due 9/15/2012                  429,586
         200,000        BB&T Corp.
                          6.50% due 8/1/2011                    225,886
         600,000        Citigroup, Inc.
                          5.625% due 8/27/2012                  630,889
         750,000        MBNA America Bank Nat'l.
                          7.125% due 11/15/2012                 784,883
         200,000        Regions Financial Corp.
                          6.375% due 5/15/2012                  223,052
       1,025,000        Wells Fargo Bank NA
                          6.45% due 2/1/2011                  1,150,658
                                                           ------------
                                                              3,444,954
-----------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.7%
         650,000        Coca Cola Bottling Co.
                          5.00% due 11/15/2012                  653,488
         100,000        Coca Cola Enterprises, Inc.
                          6.75% due 9/15/2028                   111,589
         200,000        Pepsi Bottling Group, Inc.
                          7.00% due 3/1/2029                    232,381
         400,000        Unilever Capital Corp.
                          5.90% due 11/15/2032                  409,174
                                                           ------------
                                                              1,406,632
-----------------------------------------------------------------------
INDUSTRIAL-OTHER -- 0.8%
       1,650,000        Aramark Svcs., Inc.
                          6.75% due 8/1/2004                  1,716,716
-----------------------------------------------------------------------
MEDIA-CABLE -- 0.9%
         500,000        AT & T Broadband Corp.
                          9.455% due 11/15/2022                 589,138
       1,000,000        Comcast Cable Comm., Inc.
                          6.875% due 6/15/2009                1,063,893
         200,000        Cox Comm., Inc.
                          7.125% due 10/1/2012                  222,147
                                                           ------------
                                                              1,875,178
-----------------------------------------------------------------------
MEDIA-NONCABLE -- 0.8%
       1,500,000        Scholastic Corp.
                          5.75% due 1/15/2007                 1,600,703
-----------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 0.9%
         850,000        Kroger Co.
                          7.25% due 6/1/2009                    963,694
         825,000        Safeway, Inc.
                          7.25% due 2/1/2031                    933,484
                                                           ------------
                                                              1,897,178
-----------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 1.1%
       1,700,000        Consolidated Natural Gas Co.
                          7.25% due 10/1/2004                 1,831,124
         150,000        Duke Energy Field Svcs.
                          8.125% due 8/16/2030                  152,256
         250,000        Kinder Morgan, Inc.
                          6.50% due 9/1/2012                    261,268
                                                           ------------
                                                              2,244,648
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
$        300,000        Abitibi-Consolidated, Inc.
                          8.55% due 8/1/2010               $    332,960
         200,000        Domtar, Inc.
                          7.875% due 10/15/2011                 233,752
         500,000        Int'l. Paper Co.+
                          5.85% due 10/30/2012                  523,521
         200,000        Weyerhaeuser Co.
                          6.75% due 3/15/2012                   218,068
                                                           ------------
                                                              1,308,301
-----------------------------------------------------------------------
RAILROADS -- 1.3%
         200,000        CSX Corp.
                          4.875% due 11/1/2009                  206,060
         700,000        Norfolk Southern Corp.
                          6.75% due 2/15/2011                   792,317
         450,000        Norfolk Southern Corp.
                          7.25% due 2/15/2031                   523,096
       1,200,000        Union Pacific Corp.
                          6.625% due 2/1/2029                 1,316,705
                                                           ------------
                                                              2,838,178
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
         250,000        Duke Realty Corp.
                          5.875% due 8/15/2012                  256,489
         100,000        EOP Operating LP
                          7.00% due 7/15/2011                   108,957
         150,000        Kimco Realty Corp.
                          6.00% due 11/30/2012                  153,356
         200,000        Liberty Ppty. LP
                          7.25% due 3/15/2011                   218,945
         100,000        Regency Centers LP
                          6.75% due 1/15/2012                   107,976
         125,000        Simon Ppty. Group LP+
                          6.35% due 8/28/2012                   130,358
                                                           ------------
                                                                976,081
-----------------------------------------------------------------------
RETAILERS -- 0.3%
         300,000        Staples, Inc.+
                          7.375% due 10/1/2012                  329,348
         200,000        Target Corp.
                          6.35% due 11/1/2032                   209,072
                                                           ------------
                                                                538,420
-----------------------------------------------------------------------
TECHNOLOGY -- 0.1%
         225,000        IBM Corp.
                          6.50% due 1/15/2028                   240,998
-----------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.1%
         100,000        Alabama Power Co.
                          5.50% due 10/15/2017                  104,745
         100,000        Detroit Edison Co.
                          5.20% due 10/15/2012                  103,497
         250,000        Georgia Power Co.
                          5.125% due 11/15/2012                 258,695
         425,000        National Rural Utilities Coop.
                          Fin.
                          8.00% due 3/1/2032                    512,963
         200,000        Oncor Electric Delivery Co.+
                          7.25% due 1/15/2033                   203,675
         400,000        Pepco Hldgs., Inc.+
                          6.45% due 8/15/2012                   423,571
         500,000        PSEG Energy Hldgs., Inc.
                          8.50% due 6/15/2011                   407,500
         200,000        Public Service Electric Gas Co.
                          5.125% due 9/1/2012                   205,742
                                                           ------------
                                                              2,220,388
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

\THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.6%
$        300,000        AT & T Wireless Svcs., Inc.
                          7.875% due 3/1/2011              $    301,500
         690,000        Verizon Wireless Capital LLC
                          5.375% due 12/15/2006                 720,833
         150,000        Vodafone Group PLC
                          6.25% due 11/30/2032                  149,827
                                                           ------------
                                                              1,172,160
-----------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 1.9%
         210,000        British Telecom. PLC
                          8.875% due 12/15/2030                 267,729
         200,000        Century Tel. Enterprises, Inc.
                          6.875% due 1/15/2028                  208,193
         200,000        Citizens Comm. Co.
                          9.00% due 8/15/2031                   234,091
         500,000        Deutsche Telekom Int'l. Fin.
                          9.25% due 6/1/2032                    634,270
         625,000        France Telecom S.A.
                          9.25% due 3/1/2011                    722,669
         100,000        Royal KPN NV
                          8.375% due 10/1/2030                  123,363
         300,000        Sprint Capital Corp.
                          8.375% due 3/15/2012                  298,500
         825,000        Verizon New York, Inc.
                          7.375% due 4/1/2032                   954,009
         500,000        Verizon Pennsylvania, Inc.
                          5.65% due 11/15/2011                  524,237
                                                           ------------
                                                              3,967,061
-----------------------------------------------------------------------
YANKEE -- 0.6%
       1,200,000        Pemex Master Tr.+
                          7.875% due 2/1/2009                 1,290,000
-----------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $36,020,266)                 38,291,128
-----------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 31.5%
                        FHLMC
$      7,207,000          6.00%, (30 yr. TBA)              $  7,450,236
       4,065,997          6.50%, 2032                         4,237,243
          35,559          7.00%, 8/1/2008                        37,901
       5,268,246          7.00%, 6/1/2032                     5,537,246
                        FNMA
       3,600,000          5.50%, (15 yr. TBA)                 3,729,377
       1,300,000          6.00%, (15 yr. TBA)                 1,358,500
         900,000          5.50%, (30 yr. TBA)                   917,719
         900,000          5.50%, 12/1/2032                      919,491
       2,262,938          6.00%, 10/1/2013                    2,377,785
         699,999          6.00%, 9/1/2032                       724,612
       3,396,521          6.50%, 2017                         3,589,732
       5,580,000          6.50%, 4/1/2031                     5,812,655
      13,988,060          6.50%, 2032                        14,571,028
          22,122          7.00%, 2/1/2009                        23,590
         162,377          7.00%, 2012                           172,997
         572,541          7.00%, 9/1/2014                       609,460
          11,818          7.00%, 8/1/2023                        12,529
           9,831          7.00%, 12/1/2027                       10,371
         158,449          7.00%, 12/1/2028                      166,889
       2,470,448          7.00%, 2032                         2,598,439
             984          7.50%, 5/1/2027                         1,049
         553,841          7.50%, 12/1/2029                      588,475
       2,061,741          7.50%, 2/1/2031                     2,192,810
         743,354          8.00%, 2030                           801,367

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
                        GNMA
$      1,900,000          6.00%, (30 yr. TBA)              $  1,976,000
         542,809          6.50%, 7/15/2029                      570,417
       4,094,382          6.50%, 5/15/2032                    4,300,305
         764,391          8.00%, 2030                           826,850
-----------------------------------------------------------------------
                        TOTAL MORTGAGE PASS-THROUGHS
                          (COST $64,781,771)                 66,115,073
-----------------------------------------------------------------------
SOVEREIGN DEBT -- 0.6%
$        500,000        Korea Development Bank
                          5.50% due 11/13/2012             $    519,838
         200,000        Malaysia
                          7.50% due 7/15/2011                   229,940
         600,000        United Mexican States
                          8.00% due 9/24/2022                   621,000
-----------------------------------------------------------------------
                        TOTAL SOVEREIGN DEBT
                          (COST $1,323,066)                   1,370,778
-----------------------------------------------------------------------

U.S. GOVERNMENT -- 25.6%
U.S. GOVERNMENT AGENCIES -- 6.9%
                        FNMA
$      5,750,000          5.00%, 1/15/2007                 $  6,232,741
       2,690,000          6.00%, 5/15/2008                    3,047,006
       3,675,000          6.125%, 3/15/2012                   4,189,430
         875,000          6.375%, 6/15/2009                   1,012,469
                                                           ------------
                                                             14,481,646
-----------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 18.7%
                        U.S. Treasury Bonds
       2,672,000          5.375%, 2/15/2031                   2,912,897
                        U.S. Treasury Notes
       7,850,000          2.25%, 7/31/2004                    7,953,031
       1,500,000          2.75%, 9/30/2003                    1,517,109
       2,030,000          3.00%, 1/31/2004                    2,067,746
       6,920,000          3.00%, 11/15/2007                   7,003,254
         715,000          3.25%, 8/15/2007                      732,708
       3,200,000          4.00%, 11/15/2012                   3,245,251
       1,890,000          4.375%, 5/15/2007                   2,029,535
         832,000          4.375%, 8/15/2012                     869,667
       2,415,000          5.25%, 5/15/2004                    2,543,768
       1,500,000          5.75%, 8/15/2010                    1,724,649
         780,000          5.875%, 11/15/2004                    842,430
       2,250,000          6.00%, 8/15/2009                    2,615,976
       1,320,000          6.125%, 8/15/2007                   1,517,897
       1,500,000          6.75%, 5/15/2005                    1,672,325
                                                           ------------
                                                             39,248,243
-----------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          (COST $51,602,725)                 53,729,889
-----------------------------------------------------------------------


COMMERCIAL PAPER -- 7.4%
AUTOMOTIVE -- 2.4%
$      5,000,000        Volkswagen of America, Inc.
                          1.19% due 1/14/2003 (a)          $  4,997,851
-----------------------------------------------------------------------
FINANCIAL -- 1.0%
       2,000,000        Morgan Stanley Dean Witter
                          1.23% due 1/22/2003 (a)             1,998,565
-----------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.4%
       5,100,000        Brown-Forman Corp.
                          1.23% due 1/21/2003 (a)             5,096,515
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.6%
$      3,350,000        Exxon Imperial US, Inc.
                          1.17% due 1/14/2003 (a)          $  3,348,585
-----------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER
                          (COST $15,441,516)                 15,441,516
-----------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.4%
$      7,213,000        State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 12/31/2002,
                        maturity value $7,213,461
                        at 1.15%, due 1/2/2003 (1)(a)
                          (COST $7,213,000)                $  7,213,000
-----------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.9%
  (COST $216,992,502)                                       224,521,352
PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY SECURITIES(a) -- (7.2)%                  (15,244,213)
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.3%                                      654,791
-----------------------------------------------------------------------
NET ASSETS -- 100%                                         $209,931,930
-----------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

 +  Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian High Yield Bond Fund


CORPORATE BONDS -- 93.0%
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.9%
                        Alliant Techsystems, Inc.
     $  710,000         Sr. Sub. Nt.
                        8.50% due 5/15/2011             B2/B     $   766,800
                        BE Aerospace, Inc.
        570,000         Sr. Sub. Nt.
                        9.50% due 11/1/2008             B3/B         433,200
                        K & F Ind., Inc.
        765,000         Sr. Sub. Nt. Ser. B
                        9.25% due 10/15/2007            B3/B         791,775
                        Sequa Corp.
        360,000         Sr. Nt.
                        8.875% due 4/1/2008            Ba3/BB-       343,800
        495,000         Sr. Nt.
                        9.00% due 8/1/2009             Ba3/BB-       475,200
                                                                 -----------
                                                                   2,810,775
----------------------------------------------------------------------------
AUTOMOTIVE -- 3.4%
                        American Axle & Mfg., Inc.
        572,000         Sr. Sub. Nt.
                        9.75% due 3/1/2009             Ba2/BB-       613,470
                        Collins & Aikman Products
                        Co.
        569,000         Sr. Nt.
                        10.75% due 12/31/2011           B1/B         541,972
                        Dura Operating Corp.
        560,000         Sr. Sub. Nt.
                        9.00% due 5/1/2009              B2/B         509,600
                        Hayes Lemmerz Int'l., Inc.
        370,000         Sr. Sub. Nt.++
                        11.00% due 7/15/2006            NR/NR          8,325
                        Lear Corp.
        286,000         Sr. Nt. Ser. B
                        8.11% due 5/15/2009            Ba1/BB+       302,445
                                                                 -----------
                                                                   1,975,812
----------------------------------------------------------------------------
BANKING -- 0.6%
                        Western Financial Bank
        350,000         Sub. Cap. Debt.
                        9.625% due 5/15/2012           B1/BB-        339,500
----------------------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
                        Associated Materials, Inc.
        280,000         Sr. Sub. Nt.
                        9.75% due 4/15/2012             B3/B         295,400
                        Collins & Aikman Floor Cover
         71,000         Sr. Sub. Nt.
                        9.75% due 2/15/2010             B2/B          71,000
                        Interface, Inc.
        210,000         Sr. Nt.
                        7.30% due 4/1/2008              B2/B+        180,863
                                                                 -----------
                                                                     547,263
----------------------------------------------------------------------------
CHEMICALS -- 1.8%
                        Compass Minerals Group, Inc.
        245,000         Sr. Sub. Nt.
                        10.00% due 8/15/2011            B3/B         268,275
                        FMC Corp.
        280,000         Sr. Sec. Nt.+
                        10.25% due 11/1/2009           Ba2/BB+       302,400
                        Huntsman Int'l. LLC
         70,000         Sr. Nt.
                        9.875% due 3/1/2009             B3/B          70,000
                        Lyondell Chemical Co.
        285,000         Nt. Ser. A
                        9.625% due 5/1/2007            Ba3/BB        273,600

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Millennium America, Inc.
     $  140,000         Sr. Nt.
                        7.00% due 11/15/2006          Ba1/BBB-   $   135,275
                                                                 -----------
                                                                   1,049,550
----------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.6%
                        H & E Equipment/Finance
        280,000         Sr. Nt.+
                        11.125% due 6/15/2012           B3/B         210,000
                        Joy Global, Inc.
        140,000         Sr. Sub. Nt.
                        8.75% due 3/15/2012             B2/B+        145,950
                        NMHG Hldg. Co.
        140,000         Sr. Nt.
                        10.00% due 5/15/2009            B3/B+        140,000
                        Terex Corp.
        285,000         Sr. Sub. Nt.
                        10.375% due 4/1/2011            B3/B         267,900
        285,000         Sr. Sub. Nt.
                        9.25% due 7/15/2011             B3/B         259,706
                        United Rentals NA, Inc.
        280,000         Sr. Nt.
                        10.75% due 4/15/2008            B1/BB        278,600
                        United Rentals, Inc.
        280,000         Sr. Sub. Nt.
                        9.00% due 4/1/2009              B2/B+        223,300
                                                                 -----------
                                                                   1,525,456
----------------------------------------------------------------------------
CONSUMER CYCLICAL SERVICES -- 2.6%
                        Coinmach Corp.
        560,000         Sr. Nt.
                        9.00% due 2/1/2010              B2/B         587,300
                        Iron Mountain, Inc.
        860,000         Sr. Sub. Nt.
                        8.625% due 4/1/2013             B2/B         898,700
                                                                 -----------
                                                                   1,486,000
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 6.5%
                        Armkel LLC
        142,000         Sr. Sub. Nt.
                        9.50% due 8/15/2009             B2/B-        154,070
                        Elizabeth Arden, Inc.
        670,000         Sr. Sec. Nt. Ser. B
                        11.75% due 2/1/2011             B2/B         690,100
                        Pennzoil-Quaker St.
        372,000         Sr. Nt.
                        10.00% due 11/1/2008           Aa2/AAA       459,420
                        Playtex Products, Inc.
        763,000         Sr. Sub. Nt.
                        9.375% due 6/1/2011             B2/B         843,115
                        Sealy Mattress Co.
        286,000         Sr. Sub. Nt. Ser. B
                        9.875% due 12/15/2007           B3/B-        274,560
                        Simmons Co.
        562,000         Sr. Sub. Nt. Ser. B
                        10.25% due 3/15/2009            B2/B-        595,720
                        St. John Knits Int'l., Inc.
        750,000         Sr. Sub. Nt.
                        12.50% due 7/1/2009             B3/B-        772,500
                                                                 -----------
                                                                   3,789,485
----------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.1%
                        Rexnord Corp.
         35,000         Sr. Sub. Nt.+
                        10.125% due 12/15/2012          B3/B-         35,875
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
ELECTRIC -- 0.8%
                        Calpine Canada Energy
     $  560,000         Sr. Nt.
                        8.50% due 5/1/2008              B1/B+    $   243,600
                        PSEG Energy Hldgs., Inc.
        280,000         Sr. Nt.
                        8.50% due 6/15/2011           Baa3/BBB-      228,200
                                                                 -----------
                                                                     471,800
----------------------------------------------------------------------------
ENERGY -- 6.0%
                        Belden & Blake Corp.
        280,000         Sr. Sub. Nt. Ser. B
                        9.875% due 6/15/2007          Caa3/CCC-      238,000
                        Dresser, Inc.
        280,000         Sr. Nt.
                        9.375% due 4/15/2011            B2/B         281,400
                        Newfield Exploration Co.
        280,000         Sr. Sub. Nt.
                        8.375% due 8/15/2012           Ba3/BB-       298,582
                        Newpark Resources, Inc.
        700,000         Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007           B2/B+        668,500
                        Pride Int'l., Inc.
        420,000         Sr. Nt.
                        9.375% due 5/1/2007            Ba2/BB        438,900
        280,000         Sr. Nt.
                        10.00% due 6/1/2009            Ba2/BB        302,400
                        Tesoro Petroleum Corp.
        420,000         Sr. Sub. Nt.
                        9.625% due 4/1/2012             B3/B         273,000
                        Western Oil Sands, Inc.
        560,000         Sr. Sec. Nt.
                        8.375% due 5/1/2012            Ba2/BB+       557,200
                        Westport Resources Corp.
        285,000         Sr. Sub. Nt.
                        8.25% due 11/1/2011            Ba3/B+        299,250
        135,000         Sr. Sub. Nt.+
                        8.25% due 11/1/2011            Ba3/B+        141,750
                                                                 -----------
                                                                   3,498,982
----------------------------------------------------------------------------
ENTERTAINMENT -- 3.1%
                        Intrawest Corp.
        670,000         Sr. Nt.
                        9.75% due 8/15/2008             B1/B+        683,400
        185,000         Sr. Nt.
                        10.50% due 2/1/2010             B1/B+        194,250
                        Premier Parks, Inc.
        937,000         Sr. Nt.
                        9.75% due 6/15/2007             B2/B         908,890
                                                                 -----------
                                                                   1,786,540
----------------------------------------------------------------------------
ENVIRONMENTAL -- 2.8%
                        Allied Waste NA, Inc.
        286,000         Sr. Nt.
                        7.625% due 1/1/2006            Ba3/BB-       284,570
      1,034,000         Sr. Sub. Nt.
                        10.00% due 8/1/2009             B2/B+      1,026,245
                        Waste Management, Inc.
        280,000         Sr. Nt.
                        7.375% due 8/1/2010            Ba1/BBB       306,359
                                                                 -----------
                                                                   1,617,174
----------------------------------------------------------------------------
FOOD AND BEVERAGE -- 4.6%
                        American Seafood Group LLC
        560,000         Sr. Sub. Nt.
                        10.125% due 4/15/2010           B3/B         571,200

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Constellation Brands, Inc.
     $   95,000         Sr. Sub. Nt.
                        8.625% due 8/1/2006            Ba2/BB    $   100,700
        190,000         Sr. Sub. Nt.
                        8.50% due 3/1/2009             Ba3/B+        199,025
         71,000         Sr. Sub. Nt.
                        8.125% due 1/15/2012           Ba3/B+         73,485
                        Del Monte Corp.
        635,000         Sr. Sub. Nt.
                        9.25% due 5/15/2011             B3/B         661,194
                        Michael Foods, Inc.
        750,000         Sr. Sub. Nt. Ser. B
                        11.75% due 4/1/2011             B2/B-        840,000
                        Premium Standard Farms, Inc.
        280,000         Sr. Nt.
                        9.25% due 6/15/2011             B1/BB        229,600
                                                                 -----------
                                                                   2,675,204
----------------------------------------------------------------------------
GAMING -- 5.0%
                        Hollywood Casino Corp.
      1,000,000         Sr. Nt.
                        11.25% due 5/1/2007             B3/B       1,080,000
                        Mandalay Resort Group
        280,000         Sr. Sub. Nt. Ser. B
                        10.25% due 8/1/2007            Ba3/BB-       307,300
                        Park Place Entertainment
                        Corp.
        286,000         Sr. Nt.
                        7.50% due 9/1/2009            Ba1/BBB-       294,136
                        Sun Int'l. Hotels Ltd.
        285,000         Sr. Sub. Nt.
                        8.875% due 8/15/2011            B2/B+        290,700
                        Waterford Gaming LLC
        864,000         Sr. Nt.+
                        9.50% due 3/15/2010             B1/B+        894,240
                                                                 -----------
                                                                   2,866,376
----------------------------------------------------------------------------
GAS DISTRIBUTORS -- 0.7%
                        AmeriGas Partners LP
        190,000         Sr. Nt.
                        10.00% due 4/15/2006           Ba3/BB+       200,450
        190,000         Sr. Nt.
                        8.875% due 5/20/2011           Ba3/BB-       197,600
                                                                 -----------
                                                                     398,050
----------------------------------------------------------------------------
HEALTH CARE -- 6.2%
                        Fisher Scientific Int'l.,
                        Inc.
      1,000,000         Sr. Sub. Nt.
                        9.00% due 2/1/2008              B3/B       1,042,500
                        Fresenius Medical Care
        570,000         Capital Tr.
                        7.875% due 6/15/2011           Ba2/BB-       552,900
                        HCA-The Healthcare Corp.
        280,000         Nt.
                        8.75% due 9/1/2010            Ba1/BBB-       322,251
                        Insight Health Svcs. Corp.
        381,000         Sr. Sub. Nt. Ser. B
                        9.875% due 11/1/2011            B3/B-        365,760
                        PerkinElmer, Inc.
        560,000         Sr. Sub. Nt.+
                        8.875% due 1/15/2013           Ba3/BB-       551,600
                        Triad Hospitals, Inc.
        725,000         Sr. Nt. Ser. B
                        8.75% due 5/1/2009              B1/B-        776,656
                                                                 -----------
                                                                   3,611,667
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
HOME CONSTRUCTION -- 2.9%
                        Beazer Homes USA, Inc.
     $  280,000         Sr. Nt.
                        8.375% due 4/15/2012           Ba2/BB    $   288,400
                        Meritage Corp.
        286,000         Sr. Nt.
                        9.75% due 6/1/2011              Ba3/B        298,870
                        Schuler Homes, Inc.
        560,000         Sr. Nt.
                        9.00% due 4/15/2008            Ba1/BB        568,400
                        Standard Pacific Corp.
        280,000         Sr. Sub. Nt.
                        9.25% due 4/15/2012            Ba3/B+        270,200
                        WCI Communities, Inc.
        280,000         Sr. Sub. Nt.
                        9.125% due 5/1/2012             Ba3/B        252,000
                                                                 -----------
                                                                   1,677,870
----------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.2%
                        Briggs & Stratton Corp.
        645,000         Sr. Nt.
                        8.875% due 3/15/2011           Ba1/BB+       694,988
----------------------------------------------------------------------------
LODGING -- 1.9%
                        Hilton Hotels Corp.
        280,000         Nt.
                        7.625% due 12/1/2012          Ba1/BBB-       282,759
                        HMH Pptys., Inc.
        280,000         Sr. Nt. Ser. C
                        8.45% due 12/1/2008            Ba3/BB-       276,500
                        John Q. Hammons Hotels LP
        280,000         1st Mtg. Nt. Ser. B
                        8.875% due 5/15/2012            B2/B         281,400
                        Starwood Hotels & Resorts
        280,000         Nt.+
                        7.875% due 5/1/2012           Ba1/BBB-       277,200
                                                                 -----------
                                                                   1,117,859
----------------------------------------------------------------------------
MEDIA-CABLE -- 2.2%
                        Charter Comm. Hldgs.
        280,000         Sr. Disc. Nt.
                        0/11.75% due 1/15/2010(1)       B2/B+         82,600
        840,000         Sr. Disc. Nt.
                        0/11.75% due 5/15/2011(1)      B3/CCC+       210,000
                        CSC Hldgs., Inc.
        420,000         Sr. Nt.
                        7.625% due 4/1/2011            B1/BB-        394,275
                        Insight Midwest LP
        572,000         Sr. Nt.
                        10.50% due 11/1/2010            B2/B+        556,270
                                                                 -----------
                                                                   1,243,145
----------------------------------------------------------------------------
MEDIA-NONCABLE -- 7.2%
                        Allbritton Comm. Co.
        286,000         Sr. Sub. Nt. Ser. B
                        8.875% due 2/1/2008             B3/B-        295,653
                        American Media Operations,
                        Inc.
        570,000         Sr. Sub. Nt. Ser. B
                        10.25% due 5/1/2009             B2/B-        589,950
                        Clear Channel Comm.
        382,000         Sr. Sub. Nt. Ser. B
                        8.125% due 12/15/2007          Ba2/BB+       397,757
                        Corus Entertainment, Inc.
        285,000         Sr. Sub. Nt.
                        8.75% due 3/1/2012              B1/B+        301,744

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Echostar DBS Corp.
     $  286,000         Sr. Nt.
                        9.25% due 2/1/2006              B1/B+    $   299,585
                        Emmis Comm. Corp.
        286,000         Sr. Sub. Nt
                        8.125% due 3/15/2009            B2/B-        296,010
                        Entravision Comm. Corp.
        280,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009            B3/B-        291,200
                        Lamar Media Corp.
        280,000         Sr. Sub. Nt.
                        8.625% due 9/15/2007            Ba3/B        292,600
                        R.H. Donnelley Fin. Corp. I
        160,000         Sr. Nt.+
                        8.875% due 12/15/2010           B1/B+        171,200
      1,110,000         Sr. Sub. Nt.+
                        10.875% due 12/15/2012          B2/B+      1,209,900
                                                                 -----------
                                                                   4,145,599
----------------------------------------------------------------------------
METALS AND MINING -- 1.6%
                        AK Steel Corp.
        280,000         Sr. Nt.+
                        7.75% due 6/15/2012             B1/BB        282,100
                        Luscar Coal Ltd.
        286,000         Sr. Nt.
                        9.75% due 10/15/2011           Ba3/BB        306,377
                        Oregon Steel Mills, Inc.
        280,000         1st Mtg. Nt.+
                        10.00% due 7/15/2009           B1/BB-        284,200
                        Steel Dynamics, Inc.
         70,000         Sr. Nt.
                        9.50% due 3/15/2009             B2/B          73,325
                                                                 -----------
                                                                     946,002
----------------------------------------------------------------------------
PACKAGING -- 3.0%
                        Ball Corp.
        560,000         Sr. Nt.+
                        6.875% due 12/15/2012          Ba3/BB        562,800
                        Graphic Packaging Corp.
        285,000         Nt.
                        8.625% due 2/15/2012            B2/B+        299,962
                        Kappa Beheer BV
        670,000         Sr. Sub. Nt.
                        10.625% due 7/15/2009           B2/B         716,900
                        Silgan Hldgs., Inc.
        140,000         Sr. Sub. Debt.
                        9.00% due 6/1/2009              B1/B         145,950
                                                                 -----------
                                                                   1,725,612
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.6%
                        Norske Skog Canada Ltd.
        140,000         Sr. Nt.
                        8.625% due 6/15/2011           Ba2/BB+       141,050
                        Packaging Corp. of America
        335,000         Sr. Sub. Nt.
                        9.625% due 4/1/2009            Ba2/BB+       359,287
                        Stone Container Corp.
        670,000         Sr. Nt.
                        9.75% due 2/1/2011              B2/B         716,900
                        Tembec Industries, Inc.
        280,000         Sr. Nt.
                        8.50% due 2/1/2011             Ba1/BB+       282,100
                                                                 -----------
                                                                   1,499,337
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
RESTAURANTS -- 1.7%
                        Jack in the Box, Inc.
     $  725,000         Sr. Sub. Nt.
                        8.375% due 4/15/2008           Ba3/BB-   $   734,969
                        Sbarro, Inc.
        285,000         Sr. Nt.
                        11.00% due 9/15/2009            B2/B+        265,050
                                                                 -----------
                                                                   1,000,019
----------------------------------------------------------------------------
RETAILERS -- 3.7%
                        Asbury Automotive Group
        140,000         Sr. Sub. Nt.
                        9.00% due 6/15/2012             B3/B         121,800
                        Cole National Group, Inc.
        280,000         Sr. Sub. Nt.
                        8.875% due 5/15/2012            B2/B         263,200
                        Hollywood Entertainment
                        Corp.
        420,000         Sr. Sub. Nt.
                        9.625% due 3/15/2011            B3/B-        428,400
                        J.C. Penney Co., Inc.
        580,000         Nt.+
                        9.00% due 8/1/2012            Ba3/BBB-       591,600
                        Petco Animal Supplies, Inc.
        285,000         Sr. Sub. Nt.
                        10.75% due 11/1/2011            B2/B         313,856
                        Rent-A-Center, Inc.
        142,000         Sr. Sub. Nt. Ser. D
                        11.00% due 8/15/2008            B1/B+        152,828
                        United Auto Group, Inc.
        280,000         Sr. Sub. Nt.+
                        9.625% due 3/15/2012            B3/B         271,600
                                                                 -----------
                                                                   2,143,284
----------------------------------------------------------------------------
SUPERMARKETS -- 0.5%
                        Pathmark Stores, Inc.
        284,000         Sr. Sub. Nt.
                        8.75% due 2/1/2012              B2/B         261,280
----------------------------------------------------------------------------
TECHNOLOGY -- 2.8%
                        Flextronics Int'l. Ltd.
        700,000         Sr. Sub. Nt.
                        9.875% due 7/1/2010            Ba2/BB-       754,250
                        Seagate Tech.
        560,000         Sr. Nt.+
                        8.00% due 5/15/2009            Ba2/BB+       579,600
                        Solectron Corp.
        280,000         Sr. Nt.
                        9.625% due 2/15/2009           Ba3/BB        273,000
                                                                 -----------
                                                                   1,606,850
----------------------------------------------------------------------------
TEXTILE -- 1.3%
                        Russell Corp.
         35,000         Sr. Nt.
                        9.25% due 5/1/2010              B1/BB         37,450
                        William Carter Co.
        650,000         Sr. Sub. Nt. Ser. B
                        10.875% due 8/15/2011           B3/B         708,500
                                                                 -----------
                                                                     745,950
----------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
                        Teekay Shipping Corp.
        280,000         Sr. Nt.
                        8.875% due 7/15/2011           Ba2/BB-       287,350
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 4.0%
                        Crown Castle Int'l. Corp.
     $  381,000         Sr. Nt.
                        10.75% due 8/1/2011             B3/B     $   333,375
                        Nextel Comm., Inc.
        560,000         Sr. Disc. Nt.
                        9.75% due 10/31/2007            B3/B         518,000
                        Telecorp PCS, Inc.
        186,000         Sr. Sub. Disc. Nt.
                        0/11.625% due 4/15/2009(1)    Baa2/BBB       175,305
        555,000         Sr. Sub. Nt.
                        10.625% due 7/15/2010         Baa2/BBB       596,625
                        Triton PCS, Inc.
        420,000         Sr. Sub. Disc. Nt.
                        0/11.00% due 5/1/2008(1)        B3/B-        349,650
        420,000         Sr. Sub. Nt.
                        8.75% due 11/15/2011            B3/B-        340,200
                                                                 -----------
                                                                   2,313,155
----------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 3.3%
                        Qwest Corp.
      1,260,000         Debt.
                        7.20% due 11/10/2026           Ba3/B+        982,800
                        Qwest Services Corp.
        355,600         Nt.+
                        13.50% due 12/15/2010          NR/CCC+       369,824
                        Sprint Capital Corp.
        560,000         Nt.
                        8.375% due 3/15/2012          Baa3/BBB-      557,200
                                                                 -----------
                                                                   1,909,824
----------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $53,463,072)                      53,803,633
----------------------------------------------------------------------------
SOVEREIGN DEBT -- 1.1%
                        United Mexican States
     $  572,000         Nt.
                        8.375% due 1/14/2011          Baa2/BBB-
                          (COST $580,966)                        $   646,360
----------------------------------------------------------------------------

WARRANTS -- 0.0%
Shares                                                                 Value
----------------------------------------------------------------------------
          2,100         GT Group Telecomm., Inc.                 $     1,050
                        exp. 2/1/2010+
            670         Horizon PCS, Inc.                                 34
                        exp. 10/1/2010+
          1,000         Leap Wireless Int'l., Inc.                       250
                        exp. 4/15/2010+
            670         Leap Wireless Int'l., Inc.                       167
                        exp. 4/15/2010+
            460         Ubiquitel Operating Co.                          115
                        exp. 4/15/2010+
            330         XM Satellite Radio, Inc.                         165
                        exp. 3/15/2010+
----------------------------------------------------------------------------
                        TOTAL WARRANTS
                          (COST $71,835)                               1,781
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


REPURCHASE AGREEMENT -- 3.8%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
     $2,216,000         State Street Bank and Trust
                        Co.
                        repurchase agreement,
                        dated 12/31/2002, maturity
                        value $2,216,142 at
                        1.15% due 1/2/2003 (2)
                          (COST $2,216,000)                      $ 2,216,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.9%
  (COST $56,331,873)                                              56,667,774
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 2.1%                                         1,215,732
----------------------------------------------------------------------------
NET ASSETS -- 100%                                               $57,883,506
----------------------------------------------------------------------------

*  Unaudited.

(1) Step-up bond.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

+  Rule 144A restricted security.

++  Non-income producing, security in default.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Tax-Exempt Fund


MUNICIPAL BONDS -- 95.9%
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
ARIZONA -- 4.7%
$      2,000,000        Arizona Sch. Facs.
                        Brd. Rev. St. Sch.
                        Impt.,
                        5.25% due 7/1/2020       Aaa/AAA    $  2,145,100
       1,900,000        Arizona St. Trans.
                        Brd. Hwy. Rev. Ser. B,
                        5.25% due 7/1/2022       Aa1/AAA       2,003,037
         500,000        Arizona St. Trans.
                        Brd. Hwy. Rev.,
                        5.75% due 7/1/2019 (2)   Aa1/AAA         584,670
       1,000,000        Phoenix, AZ G.O. Ser.
                        B,
                        5.375% due 7/1/2020      Aa1/AA+       1,074,940
                                                            ------------
                                                               5,807,747
------------------------------------------------------------------------
ARKANSAS -- 0.9%
       1,000,000        Arkansas St. G.O. Fed.
                        Hwy. Grant Ser. A,
                        5.50% due 8/1/2011        Aa2/AA       1,123,930
------------------------------------------------------------------------
CALIFORNIA -- 2.5%
       1,500,000        California St. G.O.,
                        5.375% due 10/1/2027       A1/A        1,533,675
       1,500,000        California St. G.O.,
                        5.125% due 6/1/2022        A1/A        1,509,600
                                                            ------------
                                                               3,043,275
------------------------------------------------------------------------
COLORADO -- 4.9%
       1,920,000        Denver, CO City &
                        Cnty. Wastewtr. Rev.,
                        5.25% due 11/1/2018      Aaa/AAA       2,082,336
       2,165,000        South Suburban Park &
                        Rec. Dist., CO Rev.,
                        5.50% due 9/15/2019      Aaa/AAA       2,340,841
       1,500,000        Weld Cnty., CO Sch.
                        Dist. G.O.,
                        5.25% due 12/1/2018      Aaa/AAA       1,627,740
                                                            ------------
                                                               6,050,917
------------------------------------------------------------------------
CONNECTICUT -- 1.2%
       1,350,000        Connecticut St.
                        Special Tax Oblig.
                        Trans. Infra. Ser. A,
                        5.375% due 10/1/2018     Aaa/AAA       1,466,964
------------------------------------------------------------------------
FLORIDA -- 3.1%
       2,000,000        Florida St. Brd. of
                        Ed. Lottery Rev. Ser.
                        A,
                        5.50% due 7/1/2017       Aaa/AAA       2,211,380
       1,500,000        Florida St. Brd. of
                        Ed. Lottery Rev. Ser.
                        C,
                        5.25% due 7/1/2016       Aaa/AAA       1,633,440
                                                            ------------
                                                               3,844,820
------------------------------------------------------------------------
GEORGIA -- 7.5%
       1,000,000        Atlanta, GA Wtr. &
                        Wastewtr. Rev.,
                        5.50% due 11/1/2022      Aaa/AAA       1,130,160
       2,340,000        Augusta, GA Wtr. &
                        Swr. Rev.,
                        5.25% due 10/1/2022      Aaa/AAA       2,467,507
       1,550,000        Cherokee Cnty., GA
                        Sch. Sys. G.O.,
                        5.25% due 8/1/2017        Aa2/AA       1,678,092
       1,000,000        Fulton Cnty., GA Dev.
                        Auth. Rev. Georgia
                        Tech.
                        Foundation Ser. A,
                        5.125% due 11/1/2021     Aa1/AA+       1,043,540

------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
$        700,000        Gainesville, GA Wtr. &
                        Swg. Rev.,
                        5.25% due 11/15/2018     Aaa/AAA    $    754,404
       2,000,000        Gainesville, GA Wtr. &
                        Swg. Rev.,
                        5.375% due 11/15/2020    Aaa/AAA       2,156,880
                                                            ------------
                                                               9,230,583
------------------------------------------------------------------------
IDAHO -- 3.2%
       1,625,000        Boise City, ID Urban
                        Renewal Agy. Lease,
                        6.00% due 8/15/2023      Aaa/AAA       1,831,586
       2,000,000        Univ. of ID Univ. Rev.
                        Hsg.,
                        5.375% due 4/1/2023      Aaa/AAA       2,107,920
                                                            ------------
                                                               3,939,506
------------------------------------------------------------------------
ILLINOIS -- 0.9%
       1,000,000        Chicago, IL Brd. of
                        Ed. Ser. A,
                        5.25% due 12/1/2018      Aaa/AAA       1,077,590
------------------------------------------------------------------------
IOWA -- 0.9%
       1,000,000        Cedar Rapids, IA G.O.,
                        5.25% due 6/1/2019        Aaa/NR       1,056,070
------------------------------------------------------------------------
KANSAS -- 4.3%
       2,000,000        Butler Cnty., KS Pub.
                        Bldg. Comm. Rev.,
                        5.55% due 10/1/2021       Aaa/NR       2,158,800
       1,280,000        Kansas St. Dept.
                        Trans. Hwy. Rev.,
                        5.25% due 9/1/2013 (2)   Aa2/AAA       1,463,258
       1,500,000        Kansas St. Dept.
                        Trans. Hwy. Rev. Ser.
                        A,
                        5.75% due 9/1/2013       Aa2/AA+       1,716,135
                                                            ------------
                                                               5,338,193
------------------------------------------------------------------------
KENTUCKY -- 4.3%
       1,500,000        Kentucky Infra. Wtr.
                        Svcs. Auth.,
                        5.25% due 6/1/2017       Aa3/AA-       1,623,735
       2,000,000        Kentucky St. Ppty. &
                        Bldgs. Comm. Rev.,
                        5.375% due 10/1/2019     Aaa/AAA       2,161,120
       1,430,000        Kentucky St. Ppty. &
                        Bldgs. Comm. Ser. A,
                        5.70% due 5/1/2018       Aaa/AAA       1,593,406
                                                            ------------
                                                               5,378,261
------------------------------------------------------------------------
MARYLAND -- 3.2%
       1,470,000        Anne Arundel Cnty.,
                        MD,
                        5.25% due 3/1/2018       Aa1/AA+       1,588,526
       2,085,000        Prince Georges Cnty.,
                        MD Ref.,
                        5.50% due 5/15/2011      Aaa/AAA       2,394,602
                                                            ------------
                                                               3,983,128
------------------------------------------------------------------------
MASSACHUSETTS -- 2.4%
       1,000,000        Massachusetts Bay
                        Trans. Auth. Gen.
                        Trans. Ser. B Rev.,
                        5.375% due 3/1/2025      Aaa/AAA       1,037,220
       1,750,000        Massachusetts St.
                        G.O.,
                        5.25% due 11/1/2019      Aaa/AAA       1,870,855
                                                            ------------
                                                               2,908,075
------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
MICHIGAN -- 3.6%
$      2,000,000        Detroit, MI City Sch.
                        Dist. Ser. A,
                        5.50% due 5/1/2020       Aaa/AAA    $  2,172,960
       1,000,000        Garden City, MI Sch.
                        Dist.,
                        5.50% due 5/1/2018       Aaa/AAA       1,086,030
       1,000,000        Holt, MI Pub. Sch.
                        Ser. A,
                        5.75% due 5/1/2017       Aaa/AAA       1,168,730
                                                            ------------
                                                               4,427,720
------------------------------------------------------------------------
MINNESOTA -- 0.8%
       1,000,000        Minneapolis, MN G.O.,
                        5.00% due 12/1/2022      Aa1/AAA       1,025,080
------------------------------------------------------------------------
MISSOURI -- 2.2%
       2,500,000        Cass Cnty., MO Reorg.
                        Sch. Dist.,
                        5.25% due 3/1/2020       Aaa/AAA       2,666,300
------------------------------------------------------------------------
NEW JERSEY -- 1.8%
         500,000        New Jersey St. Trans.
                        Auth. Ser. A,
                        6.50% due 6/15/2005      Aaa/AAA         558,685
       1,500,000        New Jersey St. Ref.
                        Ser. H G.O.,
                        5.25% due 7/1/2016        Aa2/AA       1,698,990
                                                            ------------
                                                               2,257,675
------------------------------------------------------------------------
NEW MEXICO -- 0.9%
       1,000,000        New Mexico St. Hwy.
                        Comm. Tax Rev.,
                        6.00% due 6/15/2010      Aa2/AA+       1,167,500
------------------------------------------------------------------------
NEW YORK -- 9.2%
       2,000,000        Metro. Trans. Auth.
                        New York Svc. Contract
                        Ref. Ser. A,
                        5.125% due 1/1/2024       A3/AA-       2,044,460
       1,000,000        New York St. Ref. Ser.
                        A G.O.,
                        5.25% due 3/15/2015       A2/AA        1,093,750
       1,500,000        New York St. Dorm.
                        Auth. Lease Ser. A,
                        6.25% due 7/1/2020        A1/A+        1,740,300
       1,000,000        New York St. Local
                        Gov't. Assist. Corp.
                        Ref. Ser. C Rev.,
                        5.50% due 4/1/2017        A1/AA-       1,147,450
       1,250,000        New York St. Thruway
                        Auth. Hwy. & Brdg. Tr.
                        Fd. Ser. B,
                        5.375% due 4/1/2015      Aaa/AAA       1,392,800
       1,500,000        New York St. Thruway
                        Auth. Svc. Contract
                        Rev.,
                        5.25% due 4/1/2020        NR/AA-       1,573,440
         500,000        New York, NY G.O. Sub.
                        Ser. B2,
                        1.60% due 8/15/2019
                        (1)                     VMIG1/A-1+       500,000
         500,000        New York, NY G.O. Sub.
                        Ser. E2,
                        1.60% due 8/1/2020 (1)  VMIG1/A-1+       500,000
       1,310,000        Taconic Hills, NY
                        Central Sch. Dist. at
                        Craryville Ref.,
                        5.00% due 6/15/2019       Aaa/NR       1,375,316
                                                            ------------
                                                              11,367,516
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
NORTH CAROLINA -- 0.5%
$        600,000        Univ. of NC Hosp.
                        Chapel Hill Rev. Ser.
                        A,
                        1.65% due 2/15/2031
                        (1)                     VMIG1/A-1+  $    600,000
------------------------------------------------------------------------
NORTH DAKOTA -- 0.9%
       1,000,000        North Dakota St. Wtr.
                        Comm. Rev.,
                        5.75% due 8/1/2020       Aaa/AAA       1,107,780
------------------------------------------------------------------------
OHIO -- 6.9%
         500,000        Cleveland, OH Parking
                        Facs. Rev.,
                        5.50% due 9/15/2016      Aaa/AAA         550,090
       1,500,000        Ohio St. Wtr. Dev.
                        Auth. Rev.,
                        5.50% due 12/1/2020      Aaa/AAA       1,650,210
         750,000        Ohio St. Bldg. Auth.
                        Disalle Gov't. Ctr.
                        Ser. A,
                        6.00% due 10/1/2005       Aa2/AA         836,483
       1,300,000        Ohio St. Higher Ed.
                        Fac. Comm.,
                        5.50% due 12/1/2020      Aaa/AAA       1,409,174
       1,500,000        Ohio St. Wtr. Dev.
                        Auth. Poll. Control,
                        5.25% due 6/1/2019       Aaa/AAA       1,615,215
       1,235,000        River Valley, OH Local
                        Sch. Dist. Facs.,
                        5.25% due 11/1/2020       Aaa/NR       1,311,903
       1,050,000        Univ. of Cincinnati,
                        OH General Rcpts. Ser.
                        A,
                        5.50% due 6/1/2011       Aaa/AAA       1,203,342
                                                            ------------
                                                               8,576,417
------------------------------------------------------------------------
OREGON -- 5.0%
       1,690,000        Lane & Douglas Cntys.,
                        OR Sch. Dist. G.O.,
                        6.00% due 6/15/2019
                        (2)                       NR/AA        2,007,263
       1,530,000        Lane Cnty., OR Sch.
                        Dist. G.O.,
                        5.625% due 6/15/2020
                        (2)                       Aa2/NR       1,779,436
       1,105,000        McMinnville, OR Sch.
                        Dist. Ref. G.O.,
                        5.50% due 6/15/2016       Aaa/NR       1,279,767
       1,000,000        Washington & Clackamas
                        Cntys., OR Sch. Dist.
                        G.O. Ref.,
                        5.25% due 6/1/2016        Aaa/NR       1,132,010
                                                            ------------
                                                               6,198,476
------------------------------------------------------------------------
PENNSYLVANIA -- 1.8%
       1,000,000        Delaware River Port
                        Auth. PA & NJ,
                        5.10% due 1/1/2020       Aaa/AAA       1,061,400
       1,000,000        Delaware River Port
                        Auth. PA & NJ,
                        6.00% due 1/1/2017       Aaa/AAA       1,141,770
                                                            ------------
                                                               2,203,170
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
PUERTO RICO -- 3.5%
$      2,500,000        Puerto Rico Comwlth.
                        Hwy. & Trans. Auth.
                        Rev. Ser. B,
                        6.00% due 7/1/2026       Aaa/AAA    $  2,744,600
       1,000,000        Puerto Rico Elect.
                        Power Auth. Ser. HH
                        Rev.,
                        5.375% due 7/1/2030      Aaa/AAA       1,041,770
         500,000        Puerto Rico Pub.
                        Bldgs. Auth. Rev. Gov.
                        Facs. Ser. D,
                        5.125% due 7/1/2024      Baa1/A-         505,050
                                                            ------------
                                                               4,291,420
------------------------------------------------------------------------
SOUTH CAROLINA -- 5.2%
         350,000        Charleston Cnty., SC
                        Sch. Dist. Ref. Ser.
                        B,
                        5.00% due 2/1/2016       Aa1/AA+         374,196
       1,250,000        Charleston, SC Wtrwks.
                        & Swr. Rev.,
                        5.25% due 1/1/2018       Aa3/AA-       1,353,425
       1,000,000        Mount Pleasant, SC
                        Wtr. & Swr. Rev. Ref.
                        & Impt.,
                        5.25% due 12/1/2019      Aaa/AAA       1,075,910
       1,870,000        Richland Cnty., SC
                        Sch. Dist. Ser. A,
                        5.00% due 3/1/2014       Aa1/AA+       2,032,970
       1,500,000        South Carolina St.
                        G.O.,
                        5.65% due 7/1/2020       Aaa/AAA       1,628,445
                                                            ------------
                                                               6,464,946
------------------------------------------------------------------------
TENNESSEE -- 4.7%
       1,000,000        Knox Cnty., TN Pub.
                        Impt. G.O.,
                        5.375% due 5/1/2020       Aa2/AA       1,063,940
       1,165,000        Knoxville, TN Elec.
                        Rev.,
                        5.00% due 7/1/2014        Aa3/AA       1,245,164
       2,000,000        Memphis, TN G.O.,
                        5.25% due 11/1/2022       Aa2/AA       2,098,460

------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*            Value
------------------------------------------------------------------------
$      1,340,000        Metro. Gov't.
                        Nashville Davidson
                        Cnty., TN Ser. A,
                        5.25% due 10/1/2022      Aaa/AAA    $  1,409,787
                                                            ------------
                                                               5,817,351
------------------------------------------------------------------------
VIRGINIA -- 2.5%
       1,370,000        Fairfax Cnty., VA Wtr.
                        Auth. Rev. Ref.,
                        5.375% due 4/1/2020      Aa1/AAA       1,484,450
       1,500,000        Virginia St. Pub. Sch.
                        Auth. Ser. A Rev.,
                        5.50% due 8/1/2018       Aa1/AA+       1,638,270
                                                            ------------
                                                               3,122,720
------------------------------------------------------------------------
WASHINGTON -- 2.4%
       1,500,000        Cowlitz Cnty., WA Sch.
                        Dist. G.O.,
                        5.50% due 12/1/2019       Aaa/NR       1,626,135
       1,250,000        Snohomish Cnty., WA
                        G.O.,
                        5.375% due 12/1/2019     Aaa/AAA       1,338,925
                                                            ------------
                                                               2,965,060
------------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                          (COST $111,879,310)                118,508,190
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 95.9%
  (COST $111,879,310)                                        118,508,190
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 4.1%                                     5,084,604
------------------------------------------------------------------------
NET ASSETS -- 100%                                          $123,592,794
------------------------------------------------------------------------

(1) Variable rate demand notes.

(2) Pre-refunded.

 *  Unaudited.

GLOSSARY:
    G.O. -- General Obligation.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Cash Management Fund


ASSET BACKED -- 0.3%
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
$ 1,800,000   MMCA Auto Owner Tr.
               2002-5 A1
                1.41%                      12/15/2003
                  (COST $1,800,000)                    $  1,800,000
-------------------------------------------------------------------
CORPORATE BONDS -- 8.6%
FINANCIAL-BANKS -- 1.2%
$ 5,183,000   Bank of New York, Inc.
                6.625%                     6/15/2003   $  5,294,091
    750,000   Wachovia Corp.
                6.375%                     4/15/2003        759,877
  2,500,000   Wells Fargo & Co.
                4.25%                      8/15/2003      2,535,380
                                                       ------------
                                                          8,589,348
-------------------------------------------------------------------
FINANCIAL-OTHER -- 5.4%
  7,000,000   Bear Stearns Cos., Inc.
                6.20%                      3/30/2003      7,073,729
  3,000,000   Countrywide Funding Corp.
                5.25%                      5/22/2003      3,033,530
  5,000,000   Goldman Sachs Group LP+
                6.25%                       2/1/2003      5,015,996
  8,000,000   Goldman Sachs Group LP+
                5.90%                      1/15/2003      8,010,666
 12,000,000   Lehman Brothers Hldgs.,
               Inc.
                6.25%                       4/1/2003     12,120,264
  2,000,000   Lehman Brothers Hldgs.,
               Inc.
                7.25%                      4/15/2003      2,025,727
    200,000   Pitney Bowes Credit Corp.
                5.65%                      1/15/2003        200,287
                                                       ------------
                                                         37,480,199
-------------------------------------------------------------------
MERCHANDISING-MASS -- 0.7%
  4,000,000   Wal-Mart Stores, Inc.
                4.625%                     4/15/2003      4,034,094
  1,000,000   Wal-Mart Stores, Inc.
                4.375%                      8/1/2003      1,014,762
                                                       ------------
                                                          5,048,856
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
  1,000,000   BellSouth Telecomm.
                6.25%                      5/15/2003      1,016,492
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.1%
  2,000,000   Alabama Power Co.
                7.85%                      5/15/2003      2,043,232
  3,150,000   Gulf Power Co.
                4.69%                       8/1/2003      3,206,186
  2,330,000   Virginia Electric & Power
               Co.
                6.625%                      4/1/2003      2,353,040
                                                       ------------
                                                          7,602,458
-------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                 (COST $59,737,353)                      59,737,353
-------------------------------------------------------------------
COMMERCIAL PAPER -- 65.3%
FINANCIAL -- 25.9%
AUTOMOTIVE -- 5.1%
$ 5,000,000   American Honda Fin. Corp.
                1.75%                       1/9/2003   $  4,998,055
  5,000,000   American Honda Fin. Corp.
                1.73%                      1/13/2003      4,997,117
  8,000,000   American Honda Fin. Corp.
                1.31%                       3/6/2003      7,981,369
 10,000,000   Toyota Motor Credit Corp.
                1.32%                      1/30/2003      9,989,367

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
$ 7,500,000   Toyota Motor Credit Corp.
                1.30%                      2/11/2003   $  7,488,896
                                                       ------------
                                                         35,454,804
-------------------------------------------------------------------
FINANCE COMPANIES -- 5.6%
  5,000,000   Private Export Funding
               Corp.
                1.70%                      1/23/2003      4,994,806
  2,500,000   Private Export Funding
               Corp.
                1.32%                       4/2/2003      2,491,658
  2,500,000   Private Export Funding
               Corp.
                1.31%                      6/10/2003      2,485,445
  5,000,000   Private Export Funding
               Corp.
                1.69%                      1/31/2003      4,992,958
  5,000,000   Private Export Funding
               Corp.
                1.63%                       2/5/2003      4,992,076
  7,500,000   Siemens Capital Corp.
                1.28%                      1/28/2003      7,492,800
 11,190,000   Southern Co. Funding Corp.
                1.32%                      2/10/2003     11,173,588
                                                       ------------
                                                         38,623,331
-------------------------------------------------------------------
FINANCIAL-BANKS -- 13.7%
 15,000,000   Abbey Nat'l. LLC
                1.72%                      1/17/2003     14,988,533
  5,000,000   Abbey Nat'l. LLC
                1.31%                      2/13/2003      4,992,177
 15,000,000   Barclays Bank PLC
                1.32%                      3/11/2003     14,962,050
  5,000,000   Commonwealth Bank Australia
                1.75%                      1/28/2003      4,993,437
 10,000,000   Dexia Delaware LLC
                1.32%                      1/27/2003      9,990,466
  7,500,000   Dexia Delaware LLC
                1.48%                       2/4/2003      7,489,517
  8,000,000   Dresdner Bank AG
                1.55%                       2/4/2003      7,988,289
 10,000,000   Societe Generale NA
                1.325%                      2/7/2003      9,986,382
 10,000,000   Societe Generale NA
                1.56%                       1/2/2003      9,999,567
 10,000,000   UBS Finance, Inc.
                1.31%                      2/10/2003      9,985,444
                                                       ------------
                                                         95,375,862
-------------------------------------------------------------------
FINANCIAL-OTHER -- 1.5%
 10,000,000   American General Fin. Corp.
                1.75%                      1/14/2003      9,993,681
-------------------------------------------------------------------
              TOTAL FINANCIAL                           179,447,678
-------------------------------------------------------------------
INDUSTRIAL -- 39.4%
AIRLINES -- 2.9%
$10,000,000   Executive Jet, Inc.
                1.32%                      2/14/2003   $  9,983,867
 10,000,000   Executive Jet, Inc.
                1.32%                      2/24/2003      9,980,200
                                                       ------------
                                                         19,964,067
-------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.9%
  6,500,000   Kimberly-Clark Worldwide
                1.31%                      2/14/2003      6,489,593
-------------------------------------------------------------------
DRUGS AND HOSPITALS -- 7.9%
  7,500,000   Bayer Corp.
                1.28%                      1/16/2003      7,496,000
  7,500,000   Bayer Corp.
                1.30%                      1/16/2003      7,495,938
  6,566,000   Becton Dickinson & Co.
                1.67%                       1/6/2003      6,564,477

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
$ 5,000,000   Becton Dickinson & Co.
                1.72%                      1/22/2003   $  4,994,983
  5,000,000   Becton Dickinson & Co.
                1.25%                      1/28/2003      4,995,313
  8,000,000   Medtronic, Inc.
                1.62%                      1/17/2003      7,994,240
  4,415,000   Pfizer, Inc.
                1.30%                      1/28/2003      4,410,695
 11,000,000   Pfizer, Inc.
                1.29%                      2/12/2003     10,983,445
                                                       ------------
                                                         54,935,091
-------------------------------------------------------------------
EDUCATION -- 9.4%
 10,000,000   Columbia University
                1.73%                      1/28/2003      9,987,025
  4,000,000   Massachusetts Coll. of
               Pharmacy
                1.70%                       1/9/2003      3,998,489
  5,000,000   Massachusetts Coll. of
               Pharmacy
                1.33%                      2/20/2003      4,990,764
  9,000,000   Massachusetts Coll. of
               Pharmacy
                1.34%                      3/13/2003      8,976,215
  5,000,000   Northwestern University
                1.74%                       1/7/2003      4,998,550
  2,500,000   Northwestern University
                1.75%                      2/20/2003      2,493,924
  5,000,000   Northwestern University
                1.75%                      2/25/2003      4,986,632
  5,000,000   Northwestern University
                1.29%                      3/18/2003      4,986,383
  5,000,000   University of California
                1.27%                       1/8/2003      4,998,765
 10,000,000   University of California
                1.73%                      1/10/2003      9,995,675
  5,000,000   University of California
                1.31%                       2/6/2003      4,993,450
                                                       ------------
                                                         65,405,872
-------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 2.9%
  5,000,000   Sharp Electronics
                1.31%                      1/17/2003      4,997,089
  5,000,000   Sharp Electronics
                1.32%                       2/7/2003      4,993,217
 10,000,000   Sharp Electronics
                1.33%                      2/28/2003      9,978,572
                                                       ------------
                                                         19,968,878
-------------------------------------------------------------------
FINANCE COMPANIES -- 1.4%
 10,000,000   Harley-Davidson Dealer
               Funding+
              1.31%                        1/24/2003      9,991,630
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.9%
 10,000,000   Chevron UK Invt. PLC+
                1.74%                      2/20/2003      9,975,833
 10,000,000   Chevron UK Invt. PLC+
                1.76%                      1/23/2003      9,989,245
                                                       ------------
                                                         19,965,078
-------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.2%
  5,000,000   Diageo Capital PLC
                1.66%                      1/28/2003      4,993,775
 10,000,000   Nestle Capital Corp.
                1.58%                      1/28/2003      9,988,150
                                                       ------------
                                                         14,981,925
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.2%
$   250,000   Procter & Gamble Co.
                5.25%                      9/15/2003   $    256,366
  5,000,000   Procter & Gamble Co.
                1.27%                      1/14/2003      4,997,707
 10,000,000   Procter & Gamble Co.
                1.31%                       2/7/2003      9,986,536
                                                       ------------
                                                         15,240,609
-------------------------------------------------------------------
METALS-MISCELLANEOUS -- 1.4%
 10,000,000   Rio Tinto America, Inc.
                1.32%                      2/10/2003      9,985,333
-------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
 12,000,000   Johnson & Johnson
                1.30%                       4/9/2003     11,957,533
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.6%
 10,000,000   SBC Int'l., Inc.
                1.32%                      1/16/2003      9,994,500
  5,000,000   SBC Int'l., Inc.
                1.31%                      1/23/2003      4,995,997
 10,000,000   Verizon Global Funding
               Corp.
                1.32%                      2/11/2003      9,984,967
                                                       ------------
                                                         24,975,464
-------------------------------------------------------------------
              TOTAL INDUSTRIAL                          273,861,073
-------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                 (COST $453,308,751)                    453,308,751
-------------------------------------------------------------------

FLOATING RATE NOTES AND BONDS -- 20.2%
Principal                                      Reset
Amount                                          Date          Value
-------------------------------------------------------------------
MUNICIPAL BONDS -- 20.2%
$ 2,825,000   Alaska St. Housing Fin.
               Corp. (a)
                1.45%                       1/2/2003   $  2,825,000
 13,590,000   California Housing Fin.
               Agency (a)
                1.44%                       1/2/2003     13,590,000
  3,000,000   California St. (a)
                1.46%                       1/2/2003      3,000,000
  8,250,000   Colorado Housing & Fin.
               Auth. (a)
                1.45%                       1/2/2003      8,250,000
 10,000,000   Colorado Housing & Fin.
               Auth. (a)
                2.185%                     7/25/2003     10,000,000
 11,000,000   Los Angeles, CA Wtr. &
               Power (a)
                1.40%                       1/2/2003     11,000,000
  4,000,000   Michigan St. Housing Dev.
               Auth. (a)
                1.45%                       1/2/2003      4,000,000
 22,530,000   New York City Transitional
               (a)
                1.45%                       1/2/2003     22,530,000
 18,000,000   Sacramento Cnty., CA (a)
                1.44%                       1/2/2003     18,000,000
  8,100,000   Sacramento Cnty., CA (a)
                1.44%                       1/2/2003      8,100,000
  5,000,000   Utah Housing Corp. Single
               Family (a)
                1.45%                       1/2/2003      5,000,000
  5,000,000   Utah Housing Corp. Single
               Family (a)
                1.45%                       1/2/2003      5,000,000

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------
Principal                                      Reset
Amount                                          Date          Value
-------------------------------------------------------------------
$ 1,700,000   Utah Housing Corp. Single
               Family (a)
                1.45%                       1/2/2003   $  1,700,000
  1,290,000   Utah Housing Corp. Single
               Family Mtg. (a)
                1.45%                       1/2/2003      1,290,000
  3,755,000   Utah St. Housing Fin.
               Agency (a)
                1.45%                       1/2/2003      3,755,000
  6,200,000   Utah St. Housing Fin.
               Agency (a)
                1.43%                       1/2/2003      6,200,000
 16,435,000   Virginia St. Housing Dev.
               Auth. (a)
                1.45%                       1/2/2003     16,435,000
-------------------------------------------------------------------
              TOTAL FLOATING RATE NOTES
               AND BONDS
                 (COST $140,675,000)                    140,675,000
-------------------------------------------------------------------

REPURCHASE AGREEMENT -- 5.7%
Principal
Amount                                                        Value
-------------------------------------------------------------------
$39,351,000   State Street Bank and Trust
              Co.
              repurchase agreement,
              dated 12/31/2002, maturity
              value $39,353,514 at
              1.15% due 1/2/2003 (1)
                (COST $39,351,000)                     $ 39,351,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $694,872,104)                                   694,872,104
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND OTHER
  ASSETS -- (0.1)%                                         (397,333)
-------------------------------------------------------------------
NET ASSETS -- 100%                                     $694,474,771
-------------------------------------------------------------------

 +  Rule 144A restricted security.

(a) Floating rate note. The rate shown is the rate in effect at December 31, 2002.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

                      (This page intentionally left blank)

/ /   The Park Avenue Portfolio

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002
-------------------------------------------------------------------------------

                                                               THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE     PARK AVENUE       ASSET
                                                                   FUND         SMALL CAP      ALLOCATION
                                                                                   FUND           FUND
                                                              --------------------------------------------
ASSETS
     Investments, at identified cost (includes controlled
       affiliated issue of $134,145,563 and non controlled
       affiliated issue of $24,067,071 for GAAF)............  $1,450,655,326   $143,007,506   $200,989,445
                                                              --------------------------------------------
                                                              --------------------------------------------
     Investments, at market -- Note 1 (includes controlled
       affiliated issue of $93,418,803 and non controlled
       affiliated issue of $25,487,098 for GAAF)............   1,302,868,583    142,548,678    152,581,950
     Cash...................................................             805            573            841
     Foreign Currency (cost $84,632 GBGIF and $446,829
       GBGEMF, respectively)................................              --             --             --
     Dividends receivable...................................       1,776,617        153,645        128,883
     Receivable for securities sold.........................         861,179             --             --
     Receivable for fund shares sold........................         419,497        194,320        164,488
     Interest receivable....................................           1,018            197             99
     Receivable for variation margin -- Note 1..............              --             --         82,559
     Dividend reclaim receivable............................              --             --             --
     Other assets...........................................          17,480          1,736          1,990
                                                              --------------------------------------------
          TOTAL ASSETS......................................   1,305,945,179    142,899,149    152,960,810
                                                              --------------------------------------------
LIABILITIES
     Payable for fund shares redeemed.......................       3,108,265        674,240        573,910
     Payable for securities purchased.......................       2,025,141        442,054             --
     Accrued expenses.......................................         405,975         75,374         84,031
     Accrued foreign capital gains tax......................              --             --             --
     Due to custodian.......................................              --             --             --
     Payable for forward mortgage securities
       purchased -- Note 7..................................              --             --             --
     Distributions payable..................................              --             --             --
     Due to affiliates......................................         947,851        143,270         50,331
                                                              --------------------------------------------
          TOTAL LIABILITIES.................................       6,487,232      1,334,938        708,272
                                                              --------------------------------------------
          NET ASSETS........................................  $1,299,457,947   $141,564,211   $152,252,538
                                                              --------------------------------------------
                                                              --------------------------------------------

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------
$156,370,998    $ 72,041,949       $50,071,002     $216,992,502   $56,331,873    $111,879,310   $694,872,104
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 120,214,649      64,234,929        46,987,553      224,521,352    56,667,774     118,508,190    694,872,104
      88,732              --               130           41,675        76,809       3,656,023         45,093
          --          84,828           451,306               --            --              --             --
     185,507          70,419           141,999               --            --              --             --
          --              --                --               --       192,662              --             --
     157,640         368,522            10,185          305,830        17,242           1,250        484,349
          66              --                13        1,840,644     1,221,443       1,577,169      1,413,878
       2,800              --                --               --            --              --             --
          --         113,375                --               --            --              --             --
       2,080             940               497            1,560           463             964          6,426
------------------------------------------------------------------------------------------------------------
 120,651,474      64,873,013        47,591,683      226,711,061    58,176,393     123,743,596    696,821,850
------------------------------------------------------------------------------------------------------------
      47,969       1,233,653            22,472          139,962            --              --      1,764,616
          --              --           106,757        1,012,270       192,662              --             --
      39,763          87,915            95,907           37,485        44,051          57,581        100,935
          --              --            31,794               --            --              --             --
          --         194,963                --               --            --              --             --
          --              --                --       15,244,213            --              --             --
          --              --                --          186,410            --           7,031          1,074
      65,655          22,699            21,605          158,791        56,174          86,190        480,454
------------------------------------------------------------------------------------------------------------
     153,387       1,539,230           278,535       16,779,131       292,887         150,802      2,347,079
------------------------------------------------------------------------------------------------------------
$120,498,087    $ 63,333,783       $47,313,148     $209,931,930   $57,883,506    $123,592,794   $694,474,771
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

/ /   The Park Avenue Portfolio

December 31, 2002
-------------------------------------------------------------------------------

                                                               THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE     PARK AVENUE       ASSET
                                                                   FUND         SMALL CAP      ALLOCATION
                                                                                   FUND           FUND
                                                              --------------------------------------------
COMPONENTS OF NET ASSETS
     Shares of beneficial interest, at par..................  $      522,251   $    107,447   $    180,436
     Additional paid-in capital.............................   2,100,137,842    156,091,493    255,749,315
     Undistributed/(overdistributed) net investment
       income...............................................       4,730,635             --      2,032,514
     Accumulated net realized gain/(loss) on investments and
       foreign currency related transactions................    (658,146,038)   (14,175,901)   (56,026,722)
     Net unrealized appreciation/(depreciation) of
       investments and foreign currency related
       transactions.........................................    (147,786,743)      (458,828)   (49,683,005)
                                                              --------------------------------------------
          NET ASSETS........................................  $1,299,457,947   $141,564,211   $152,252,538
                                                              --------------------------------------------
                                                              --------------------------------------------

NET ASSETS
     Class A................................................  $1,120,351,303   $111,803,498   $110,593,432
     Class B................................................  $  167,471,229   $ 17,188,908   $ 29,063,681
     Class C................................................  $    5,883,635   $  5,823,751   $  6,469,538
     Class K................................................  $    5,751,780   $  6,748,054   $  6,125,887

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
     Class A................................................      44,765,591      8,408,787     13,088,709
     Class B................................................       6,981,360      1,360,204      3,456,873
     Class C................................................         247,733        462,695        771,253
     Class K................................................         230,427        512,978        726,792

NET ASSET VALUE PER SHARE
     Class A................................................          $25.03         $13.30          $8.45
     Class B................................................          $23.99         $12.64          $8.41
     Class C................................................          $23.75         $12.59          $8.39
     Class K................................................          $24.96         $13.15          $8.43

MAXIMUM OFFERING PRICE PER SHARE
     Class A Only (Net Asset Value X  104.71%)*.............          $26.21         $13.93          $8.85

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD     TAX-EXEMPT        CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND           FUND        MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND                          FUND
------------------------------------------------------------------------------------------------------------
$    199,639    $     72,176       $    59,768     $    204,131   $    86,518    $    117,610   $  6,944,748
 253,065,021     108,084,938        56,098,779      202,165,618    79,216,041     116,715,777    687,530,023
      27,146          63,677          (124,550)              --            --              --             --
 (96,602,690)    (37,097,889)       (5,634,787)          33,331   (21,754,954)        130,527             --
 (36,191,029)     (7,789,119)       (3,086,062)       7,528,850       335,901       6,628,880             --
------------------------------------------------------------------------------------------------------------
$120,498,087    $ 63,333,783       $47,313,148     $209,931,930   $57,883,506    $123,592,794   $694,474,771
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

$100,128,945    $ 47,948,263       $27,356,347     $170,657,667   $33,894,225    $113,851,520   $658,159,216
$  8,472,313    $  5,597,839       $ 5,965,347     $ 19,308,009   $ 8,335,559              --   $ 18,485,497
$  6,174,788    $  4,380,637       $ 6,306,087     $ 10,753,068   $ 7,709,836    $  9,741,274   $  9,330,426
$  5,722,041    $  5,407,044       $ 7,685,367     $  9,213,186   $ 7,943,886              --   $  8,499,632

  16,586,839       5,387,639         3,388,603       16,594,093     5,065,450      10,833,997    658,159,216
   1,404,441         680,824           790,435        1,878,089     1,246,430              --     18,485,497
   1,024,805         531,618           833,771        1,045,926     1,153,056         926,978      9,330,426
     947,804         617,499           963,947          894,968     1,186,867              --      8,499,632

       $6.04           $8.90             $8.07           $10.28         $6.69          $10.51          $1.00
       $6.03           $8.22             $7.55           $10.28         $6.69              --          $1.00
       $6.03           $8.24             $7.56           $10.28         $6.69          $10.51          $1.00
       $6.04           $8.76             $7.97           $10.29         $6.69              --          $1.00

       $6.32           $9.32             $8.45           $10.76         $7.01          $11.01          N/A**

/ /   The Park Avenue Portfolio

STATEMENTS OF OPERATIONS

Year Ended December 31, 2002
-------------------------------------------------------------------------------

                                                              THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE    PARK AVENUE       ASSET
                                                                  FUND         SMALL CAP      ALLOCATION
                                                                                  FUND           FUND
                                                              -------------------------------------------
INVESTMENT INCOME
     Dividends (includes $1,550,074 from a controlled
       affiliate and $1,590,366 from a non controlled
       affiliate for GAAF)..................................  $  22,208,379   $  1,155,320   $  3,673,900
     Interest...............................................        815,646        172,143        170,931
     Less: Foreign tax withheld.............................        (78,100)        (2,183)        (1,215)
                                                              -------------------------------------------
           Total Income.....................................     22,945,925      1,325,280      3,843,616
                                                              -------------------------------------------
  EXPENSES:
     Investment advisory fees -- Note 2.....................      8,296,547      1,245,325      1,231,249
     Administrative fees -- Class A -- Note 2...............      2,905,480        331,490        347,530
     Administrative fees -- Class B -- Note 2...............        544,592         49,123         90,950
     Administrative fees -- Class C -- Note 2...............         17,693         15,929         18,198
     Administrative fees -- Class K -- Note 2...............         15,966         18,566         16,879
     12b-1 fees -- Class B -- Note 3........................      1,633,777        147,368        272,849
     12b-1 fees -- Class C -- Note 3........................         53,080         47,788         54,595
     12b-1 fees -- Class K -- Note 3........................         25,545         29,706         27,007
     Transfer agent fees -- Class A.........................      1,762,810        144,100        182,060
     Transfer agent fees -- Class B.........................        606,454         59,284         75,145
     Transfer agent fees -- Class C.........................         36,800         32,447         33,707
     Transfer agent fees -- Class K.........................            500            500            500
     Custodian fees.........................................        256,508        114,909        104,038
     Printing expense.......................................        207,214         20,000         24,215
     Trustees' fees -- Note 2...............................        108,365          8,827         10,747
     Registration fees......................................         74,034         60,726         62,032
     Legal fees.............................................         60,001          5,000          2,000
     Insurance expense......................................         25,846          1,921          1,043
     Audit fees.............................................         24,000         19,850         19,850
     Loan commitment fees -- Note 9.........................         21,746          2,000            600
     Other..................................................            455          5,003            670
     Interest expense on reverse repurchase agreements......             --             --             --
                                                              -------------------------------------------
           Total Expenses before Reimbursement and Custody
             credits........................................     16,677,413      2,359,862      2,575,864
     Less: Expenses assumed by investment adviser --
       Note 2...............................................             --             --     (1,382,564)
           Custody credits -- Note 1........................             --             --             --
                                                              -------------------------------------------
           Expenses Net of Reimbursement and Custody
             credits........................................     16,677,413      2,359,862      1,193,300
                                                              -------------------------------------------
  NET INVESTMENT INCOME/(LOSS)..............................      6,268,512     (1,034,582)     2,650,316
                                                              -------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
     Net realized gain/(loss) on investments -- Note 1......   (269,243,443)    (7,577,860)    (9,158,536)
     Net realized loss on sale of affiliated underlying
       funds................................................             --             --     (3,317,755)
     Net realized gains received from affiliated underlying
       funds................................................             --             --         70,164
     Foreign capital gains tax..............................             --             --             --
     Net realized gain on foreign currency related
       transactions -- Note 1...............................             --             --             --
     Net change in unrealized appreciation/(depreciation) on
       investments -- Note 4................................   (151,728,126)   (21,018,611)   (35,892,162)
     Net change in unrealized depreciation from translation
       of other assets and liabilities denominated in
       foreign currencies -- Note 1.........................             --             --             --
                                                              -------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES.................................   (420,971,569)   (28,596,471)   (48,298,289)
                                                              -------------------------------------------
       NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS...................................  $(414,703,057)  $(29,631,053)  $(45,647,973)
                                                              -------------------------------------------
                                                              -------------------------------------------

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD     TAX-EXEMPT        CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND           FUND        MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND                          FUND
------------------------------------------------------------------------------------------------------------
$  3,596,132    $  1,847,565       $ 1,093,699              --             --             --             --
      60,041          19,760            14,913     $ 9,796,226    $ 5,179,350    $ 5,549,776    $12,100,317
     (11,035)       (188,278)         (110,351)             --             --             --             --
------------------------------------------------------------------------------------------------------------
   3,645,138       1,679,047           998,261       9,796,226      5,179,350      5,549,776     12,100,317
------------------------------------------------------------------------------------------------------------
     582,535         704,982           486,573         937,539        344,475        589,782      3,374,553
     526,538         175,464            66,837         382,660         84,550        271,856      1,602,047
      22,362          17,242            16,562          39,909         20,430             --         41,871
      17,552          12,412            17,184          24,324         18,989         23,035         22,492
      16,084          15,189            21,060          21,877         19,562             --         20,865
      67,085          51,724            49,686         119,727         61,288             --        125,614
      52,655          37,236            51,553          72,971         56,969         69,104         67,477
      25,734          24,302            33,696          35,004         31,299             --         33,386
      41,194         116,272            38,889          85,597         34,754         37,150        445,573
      37,432          45,730            33,932          39,154         34,507             --         29,297
      32,756          31,910            28,869          32,057         31,789         31,901          6,833
         250              --               500              --             --             --          4,001
     161,830         242,858           245,475         126,889        102,483         82,494        164,882
      29,322          13,256             8,259          19,404          9,241         13,878         58,171
      13,742           5,435             2,195           8,792          2,940          5,622         30,602
      90,150          65,920            56,184          56,151         58,504         21,830         51,471
      10,614           2,000             1,620           5,098          1,000          1,000         23,379
       2,565           1,245               436           1,632            516          1,018          6,174
      20,200          24,450            24,450          20,200         24,500         20,200         19,200
       3,383           1,132               545           2,172            685          1,667          7,859
         455             455             2,009             455            455            455            455
          --              --                --           2,945             --             --             --
------------------------------------------------------------------------------------------------------------
   1,754,438       1,589,214         1,186,514       2,034,557        938,936      1,170,992      6,136,202
    (373,990)             --                --        (210,093)      (301,374)       (79,778)      (181,108)
          --              --                --              --             --        (19,481)            --
------------------------------------------------------------------------------------------------------------
   1,380,448       1,589,214         1,186,514       1,824,464        637,562      1,071,733      5,955,094
------------------------------------------------------------------------------------------------------------
   2,264,690          89,833          (188,253)      7,971,762      4,541,788      4,478,043      6,145,223
------------------------------------------------------------------------------------------------------------
 (95,822,692)    (22,697,910)        2,922,432         962,427     (5,394,424)     1,826,662             --
          --              --                --              --             --             --             --
          --              --                --              --             --             --             --
          --              --           (63,647)             --             --             --             --
          --          82,469            48,886              --             --             --             --
  18,959,704       5,633,894        (6,030,496)      7,351,497      1,260,183      5,144,825             --
          --          39,337             4,318              --             --             --             --
------------------------------------------------------------------------------------------------------------
 (76,862,988)    (16,942,210)       (3,118,507)      8,313,924     (4,134,241)     6,971,487             --
------------------------------------------------------------------------------------------------------------
$(74,598,298)   $(16,852,377)      $(3,306,760)    $16,285,686    $   407,547    $11,449,530    $ 6,145,223
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

/ /   The Park Avenue Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    THE GUARDIAN
                                                    THE GUARDIAN                  PARK AVENUE SMALL
                                                  PARK AVENUE FUND                    CAP FUND
                                           -------------------------------   ---------------------------
                                               YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                2002             2001            2002           2001
                                           -------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)..........  $    6,268,512   $    4,552,848   $ (1,034,582)  $   (908,986)
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions................    (269,243,443)    (388,310,475)    (7,577,860)    (2,167,853)
   Net change in unrealized appreciation/
     (depreciation) of investments and
     foreign currency related
     transactions........................    (151,728,126)    (312,815,223)   (21,018,611)   (10,619,923)
                                           -------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...........    (414,703,057)    (696,572,850)   (29,631,053)   (13,696,762)
                                           -------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
   Net investment income
     Class A.............................      (4,310,369)      (1,670,149)            --             --
     Class B.............................              --               --             --             --
     Class C.............................              --               --             --             --
     Class K.............................              --               --             --             --
   Net realized gain on investments and
     foreign currency related
     transactions
     Class A.............................              --      (13,211,280)            --             --
     Class B.............................              --       (2,153,237)            --             --
     Class C.............................              --          (49,060)            --             --
     Class K.............................              --          (48,270)            --             --
                                           -------------------------------------------------------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS TO
       SHAREHOLDERS......................      (4,310,369)     (17,131,996)            --             --
                                           -------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
     from capital share
     transactions -- Note 9..............    (350,930,660)    (245,379,763)    (4,165,700)     7,026,051
                                           -------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS...    (769,944,086)    (959,084,609)   (33,796,753)    (6,670,711)
NET ASSETS:
Beginning of year........................   2,069,402,033    3,028,486,642    175,360,964    182,031,675
                                           -------------------------------------------------------------
End of year*.............................  $1,299,457,947   $2,069,402,033   $141,564,211   $175,360,964
                                           -------------------------------------------------------------
                                           -------------------------------------------------------------
* Includes undistributed/(distributions
 in excess) of net investment income
 of......................................  $    4,730,635   $    2,772,492   $         --   $         --

                                                  THE GUARDIAN                  THE GUARDIAN
                                                ASSET ALLOCATION                   S&P 500
                                                      FUND                       INDEX FUND
                                           ---------------------------   ---------------------------
                                             YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                               2002           2001           2002           2001
                                           ---------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)..........  $  2,650,316   $  5,718,410   $  2,264,690   $  2,084,152
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions................   (12,406,127)   (44,074,298)   (95,822,692)      (758,613)
   Net change in unrealized appreciation/
     (depreciation) of investments and
     foreign currency related
     transactions........................   (35,892,162)     7,653,004     18,959,704    (36,478,577)
                                           ---------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...........   (45,647,973)   (30,702,884)   (74,598,298)   (35,153,038)
                                           ---------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
   Net investment income
     Class A.............................    (2,611,441)    (2,947,712)    (2,164,053)    (2,075,105)
     Class B.............................      (296,792)      (417,338)       (28,553)        (5,702)
     Class C.............................       (39,379)       (23,321)       (22,264)        (5,091)
     Class K.............................       (92,412)            --        (43,052)       (21,719)
   Net realized gain on investments and
     foreign currency related
     transactions
     Class A.............................            --    (11,069,074)            --             --
     Class B.............................            --     (2,627,089)            --             --
     Class C.............................            --       (485,346)            --             --
     Class K.............................            --       (447,297)            --             --
                                           ---------------------------------------------------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS TO
       SHAREHOLDERS......................    (3,040,024)   (18,017,177)    (2,257,922)    (2,107,617)
                                           ---------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
     from capital share
     transactions -- Note 9..............   (28,957,348)    (8,177,791)  (103,976,012)   156,130,007
                                           ---------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS...   (77,645,345)   (56,897,852)  (180,832,232)   118,869,352
NET ASSETS:
Beginning of year........................   229,897,883    286,795,735    301,330,319    182,460,967
                                           ---------------------------------------------------------
End of year*.............................  $152,252,538   $229,897,883   $120,498,087   $301,330,319
                                           ---------------------------------------------------------
                                           ---------------------------------------------------------
* Includes undistributed/(distributions
 in excess) of net investment income
 of......................................  $  2,032,514   $  2,422,222   $     27,146   $     20,378

See notes to financial statements.

                                         THE GUARDIAN
           THE GUARDIAN                BAILLIE GIFFORD                THE GUARDIAN
          BAILLIE GIFFORD                  EMERGING                INVESTMENT QUALITY
        INTERNATIONAL FUND               MARKETS FUND                   BOND FUND
    ---------------------------   --------------------------   ---------------------------
      YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
        2002           2001          2002           2001           2002           2001
------------------------------------------------------------------------------------------
    $     89,833   $   (135,856)  $  (188,253)  $   (238,190)  $  7,971,762   $  8,549,822
     (22,615,441)   (13,035,097)    2,907,671     (5,055,341)       962,427      6,988,196
       5,673,231    (15,415,050)   (6,026,178)     5,778,239      7,351,497     (2,077,753)
------------------------------------------------------------------------------------------
     (16,852,377)   (28,586,003)   (3,306,760)       484,708     16,285,686     13,460,265
------------------------------------------------------------------------------------------
              --             --            --             --     (6,694,956)    (7,456,788)
              --             --            --             --       (572,072)      (474,812)
              --             --            --             --       (354,303)      (384,029)
              --             --            --             --       (350,431)      (234,193)
              --             --            --             --       (465,319)      (758,645)
              --             --            --             --        (52,987)       (68,824)
              --             --            --             --        (29,434)       (47,992)
              --             --            --             --        (25,176)       (44,467)
------------------------------------------------------------------------------------------
              --             --            --             --     (8,544,678)    (9,469,750)
------------------------------------------------------------------------------------------
     (21,180,662)    15,515,905    10,313,357      8,811,353     26,728,214     29,817,747
------------------------------------------------------------------------------------------
     (38,033,039)   (13,070,098)    7,006,597      9,296,061     34,469,222     33,808,262
     101,366,822    114,436,920    40,306,551     31,010,490    175,462,708    141,654,446
------------------------------------------------------------------------------------------
    $ 63,333,783   $101,366,822   $47,313,148   $ 40,306,551   $209,931,930   $175,462,708
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
    $     63,677   $   (108,626)  $  (124,550)  $    (42,806)  $         --   $         --


           THE GUARDIAN                 THE GUARDIAN                  THE GUARDIAN
            HIGH YIELD                   TAX-EXEMPT                  CASH MANAGEMENT
             BOND FUND                      FUND                          FUND
     -------------------------   ---------------------------   ---------------------------
      YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
        2002          2001           2002           2001           2002           2001
------------------------------------------------------------------------------------------
     $ 4,541,788   $ 5,045,017   $  4,478,043   $  4,339,426   $  6,145,223   $ 17,140,530
      (5,394,424)   (9,122,172)     1,826,662      3,524,664             --             --
       1,260,183     5,354,568      5,144,825     (2,908,494)            --             --
------------------------------------------------------------------------------------------
         407,547     1,277,413     11,449,530      4,955,596      6,145,223     17,140,530
------------------------------------------------------------------------------------------
      (2,763,882)   (3,300,689)    (4,191,275)    (4,055,607)    (6,042,276)   (16,499,290)
        (606,359)     (684,449)            --             --        (37,641)      (333,975)
        (563,588)     (648,727)      (286,768)      (283,819)       (19,989)      (205,968)
        (607,959)     (411,152)            --             --        (45,317)      (101,297)
              --            --     (1,983,160)      (737,702)            --             --
              --            --             --             --             --             --
              --            --       (168,362)       (63,034)            --             --
              --            --             --             --             --             --
------------------------------------------------------------------------------------------
      (4,541,788)   (5,045,017)    (6,629,565)    (5,140,162)    (6,145,223)   (17,140,530)
------------------------------------------------------------------------------------------
       4,489,847     7,591,869      2,313,675     11,067,965     56,129,038    156,109,408
------------------------------------------------------------------------------------------
         355,606     3,824,265      7,133,640     10,883,399     56,129,038    156,109,408
      57,527,900    53,703,635    116,459,154    105,575,755    638,345,733    482,236,325
------------------------------------------------------------------------------------------
     $57,883,506   $57,527,900   $123,592,794   $116,459,154   $694,474,771   $638,345,733
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     $        --   $        --   $         --   $         --   $         --   $         --

/ /   The Guardian Investment Quality Bond Fund

STATEMENT OF CASH FLOWS

Year Ended December 31, 2002
-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net increase in net assets resulting from operations...  $  16,285,686
       Adjustments to reconcile net increase in net assets
        resulting from operations to net cash provided by
        operating activities:
          Purchases of long-term securities.................   (530,524,463)
          Proceeds from sales of long-term securities.......    498,831,295
          Proceeds from mortgage paydown securities.........      8,585,235
          Premium amortization/discount accretion, net......        331,764
          Purchases of short-term investments, net..........     15,889,886
          Increase in receivables...........................       (199,306)
          Decrease in payables..............................        (60,567)
          Net realized gain on investments..................       (962,427)
          Net change in unrealized appreciation of
         investments........................................     (7,351,497)
                                                              -------------
          Net cash provided by operating activities.........        825,606
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Proceeds from Fund shares sold....................    126,342,502
          Payments for Fund shares redeemed.................   (104,927,212)
          Cash distributions paid...........................     (1,986,585)
          Proceeds from the financing of dollar roll
         transactions, net..................................    (20,314,133)
                                                              -------------
          Net cash used in financing activities.............       (885,428)
                                                              -------------
     DECREASE IN CASH.......................................        (59,822)
CASH
     Beginning of year......................................        101,497
                                                              -------------
     End of year............................................  $      41,675
                                                              -------------
                                                              -------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Non-cash financing activities not included above:
          Reinvestment of distributions.....................  $   6,558,093
                                                              -------------
                                                              -------------

See notes to financial statements.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

The Park Avenue Portfolio

/ /   The Guardian Park Avenue Fund

/ /   The Guardian UBS Large Cap Value Fund

/ /   The Guardian Park Avenue Small Cap Fund

/ /   The Guardian UBS Small Cap Value Fund

/ /   The Guardian Asset Allocation Fund

/ /   The Guardian S&P 500 Index Fund

/ /   The Guardian Baillie Gifford International Fund

/ /   The Guardian Baillie Gifford Emerging Markets Fund

/ /   The Guardian Investment Quality Bond Fund

/ /   The Guardian High Yield Bond Fund

/ /   The Guardian Tax-Exempt Fund

/ /   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of twelve series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund
(GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds". GULCVF and GUSCVF had not commenced operations as of December 31, 2002.

     On May 15, 2001, the Funds, except for GTEF, began to offer Class K shares. To facilitate the commencement of operations of Class K shares, The Guardian Life Insurance Company of America (Guardian Life) redeemed Class A shares of beneficial interest in GPAF, GPASCF, GAAF, GSP500F, GIQBF and GHYBF for investment in Class K shares of beneficial interest in the Funds, excluding GTEF.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of the Funds' Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of December 31, 2002, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

Investments

     Securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency con-tracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

     GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margin by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

     The tax character of distributions paid to shareholders during the years ended December 31, 2002 and 2001 were as follows:

                 TAX        ORDINARY      LONG-TERM
                EXEMPT       INCOME      CAPITAL GAIN      TOTAL
              ----------   -----------   ------------   -----------
              -----------------------------------------------------
                                      2002
              -----------------------------------------------------
GPAF........  $       --   $ 4,310,369   $        --    $ 4,310,369
GAAF........          --     3,040,024            --      3,040,024
GSP500F.....          --     2,257,922            --      2,257,922
GIQBF.......          --     7,981,745       562,933      8,544,678
GHYBF.......          --     4,541,788            --      4,541,788
GTEF........   4,478,043       880,639     1,270,883      6,629,565
GCMF........          --     6,145,223            --      6,145,223

              -----------------------------------------------------
                                      2001
              -----------------------------------------------------
GPAF........  $       --   $ 1,670,149   $15,461,847    $17,131,996
GAAF........          --     5,432,021    12,585,156     18,017,177
GSP500F.....          --     2,107,617            --      2,107,617
GIQBF.......          --     8,549,875       919,875      9,469,750
GHYBF.......          --     5,045,017            --      5,045,017
GTEF........   4,339,426            --       800,737      5,140,163
GCMF........          --    17,140,530            --     17,140,530

     For the year ended December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                   UNDISTRIBUTED
                UNDISTRIBUTED     LONG-TERM GAIN/
                  ORDINARY      POST-OCTOBER LOSS/      UNREALIZED
                   CAPITAL         CAPITAL LOSS        APPRECIATION
                   INCOME          CARRYFORWARD       (DEPRECIATION)
                -------------   -------------------   --------------
GPAF..........   $4,730,635        $(650,900,916)     $(155,031,865)
GPASCF........           --          (13,356,487)        (1,278,243)
GAAF..........    2,032,514          (57,302,206)       (49,683,032)
GSP500F.......       27,147          (96,416,633)       (36,411,767)
GBGIF.........       63,677          (34,984,976)        (9,902,031)
GBGEMF........           --           (5,592,394)        (3,253,005)
GIQBF.........      361,026               10,488          7,190,668
GHYBF.........           --          (21,653,996)           234,943
GTEF..........       91,882               38,645          6,628,880
GCMF..........          317                 (195)                --

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

     For the year ended December 31, 2002, for federal income tax purposes, the following Funds have post-October capital losses and capital losses carryforward of:

              POST-OCTOBER   CAPITAL LOSS   EXPIRATION
              CAPITAL LOSS   CARRYFORWARD      DATE
              ------------   ------------   ----------
GPAF........  $27,797,924    $367,844,523      2009
GPAF........           --     255,258,469      2010
GPASCF......    3,011,617       6,598,041      2009
GPASCF......           --       3,746,829      2010
GAAF........      288,966      42,559,735      2009
GAAF........           --      14,453,505      2010
GSP500F.....           --         509,976      2009
GSP500F.....           --      95,906,657      2010
GBGIF.......    3,153,819       9,713,035      2009
GBGIF.......           --      22,118,121      2010
GBGEMF......           --       5,592,394      2009
GHYBF.......    1,706,904       3,924,007      2007
GHYBF.......           --       3,128,645      2008
GHYBF.......           --       7,587,223      2009
GHYBF.......           --       5,307,217      2010
GCMF........           --             195      2007

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $19,481 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF had not entered into such an arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 2002, certain Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                               ACCUMULATED
                                               NET REALIZED
                                              GAIN/(LOSS) ON
                                               INVESTMENTS
                            UNDISTRIBUTED      AND FOREIGN
                PAID-IN     NET INVESTMENT   CURRENCY RELATED
                CAPITAL         INCOME         TRANSACTIONS
              -----------   --------------   ----------------
GPASCF......  $(1,034,582)    $1,034,582         $     --
GBGIF.......           --         82,470          (82,470)
GBGEMF......     (121,269)       106,509           14,760
GCMF........         (122)           317             (195)

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation") provides investment advisory services to each of the Funds (except GBGIF and GBGEMF). Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F and GHYBF, which pay GIS an annual rate of .75%, .25% and .60%, respectively, of their average daily net assets.

     For the year ended December 31, 2002, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     For the year ended December 31, 2002, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

---------------------------------------------------------
                         GSP500F
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .13%      .13%      .13%      .10%
12b-1 Fees             --      .39%      .44%        --
                     ----      ----      ----      ----
                     .13%      .52%      .57%      .10%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GIQBF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .08%      .08%      .08%      .03%
12b-1 Fees             --      .19%      .28%        --
                     ----      ----      ----      ----
                     .08%      .27%      .36%      .03%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GHYBF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .45%      .45%      .45%      .35%
12b-1 Fees             --      .32%      .32%        --
                     ----      ----      ----      ----
                     .45%      .77%      .77%      .35%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GTEF
---------------------------------------------------------
                                        CLASS A   CLASS C
                                        -------   -------
Ordinary Operating Expenses              .06%      .06%
12b-1 Fees                                 --      .31%
                                         ----      ----
                                         .06%      .37%
                                         ====      ====

---------------------------------------------------------
                          GCMF
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Administrative
  Fees               .02%      .25%      .25%        --
12b-1 Fees             --      .12%        --        --
                     ----      ----      ----      ----
                     .02%      .37%      .25%        --
                     ====      ====      ====      ====

     For the year ended December 31, 2002 GIS voluntarily assumed $373,990, $210,093, $301,374, $79,778 and $181,108 of the ordinary operating expenses of GSP500F, GIQBF, GHYBF, GTEF and GCMF, respectively.

     GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

     Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS distributes the Portfolio's shares as a retail broker-dealer. For the year ended December 31, 2002, PAS received $412,714 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of .25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 2002, GPAF Class A shares paid an annualized rate of .20% of its average daily net assets pursuant to the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

     For the year ended December 31, 2002, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

 FUND       COMMISSIONS    FUND       COMMISSIONS
 ----       -----------    ----       -----------
GPAF          $39,030     GBGEMF        $1,451
GPASCF          1,574     GIQBF          5,863
GAAF            3,129     GHYBF          1,166
GSP500F         1,363     GTEF           1,437
GBGIF           2,435

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the year ended December 31, 2002, GIS received CDSL charges on Class B and Class C as follows:

              FUND                CLASS B        CLASS C
              ----                --------       -------
GPAF............................  $638,179       $3,348
GPASCF..........................    52,469          133
GAAF............................    88,791          329
GSP500F.........................     8,575        1,389
GBGIF...........................    14,324        3,236
GBGEMF..........................     2,929          397
GIQBF...........................    12,531           10
GHYBF...........................     7,129           25
GCMF............................   178,876           21

NOTE 4.  INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

--------------------------------------------------------
                            GPAF               GPASCF
--------------------------------------------------------
Purchases              $  980,104,000       $168,840,150
Proceeds                1,276,231,530        169,483,347
--------------------------------------------------------
                            GAAF              GSP500F
--------------------------------------------------------
Purchases              $    8,138,327       $ 22,121,918
Proceeds                   40,075,555        117,235,412
--------------------------------------------------------
                           GBGIF               GBGEMF
--------------------------------------------------------
Purchases              $   38,760,282       $ 46,967,592
Proceeds                   54,220,835         37,146,597
--------------------------------------------------------
                           GIQBF               GHYBF
--------------------------------------------------------
Purchases              $  531,035,865       $ 40,827,403
Proceeds                  498,831,295         37,499,691
--------------------------------------------------------
                            GTEF
--------------------------------------------------------
Purchases              $  115,368,447
Proceeds                  119,382,940
--------------------------------------------------------

     The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2002, were as follows:

                                   GPAF               GPASCF
                              --------------       ------------
Appreciation                  $   54,824,291       $ 12,894,666
(Depreciation)                  (209,856,156)       (14,172,909)
                              --------------       ------------
NET UNREALIZED
  DEPRECIATION                $ (155,031,865)      $ (1,278,243)
                              ==============       ============
Cost of investments
  for tax purposes            $1,457,900,448       $143,826,921
                              ==============       ============

                                   GAAF              GSP500F
                              --------------       ------------
Appreciation                  $    1,874,180       $  8,922,088
(Depreciation)                   (50,281,702)       (45,299,175)
                              --------------       ------------
NET UNREALIZED
  DEPRECIATION                $  (48,407,522)      $(36,377,087)
                              ==============       ============
Cost of investments
  for tax purposes            $  200,989,472       $156,591,736
                              ==============       ============

                                  GBGIF               GBGEMF
                              --------------       ------------
Appreciation                  $    3,503,380       $  3,582,123
(Depreciation)                   (13,423,312)        (6,832,515)
                              --------------       ------------
NET UNREALIZED
  DEPRECIATION                $   (9,919,932)      $ (3,250,392)
                              ==============       ============
Cost of investments
  for tax purposes            $   74,154,861       $ 50,237,945
                              ==============       ============

                                  GIQBF               GHYBF
                              --------------       ------------
Appreciation                  $    7,547,098       $  1,968,112
(Depreciation)                      (356,430)        (1,733,169)
                              --------------       ------------
NET UNREALIZED
  APPRECIATION                $    7,190,668       $    234,943
                              ==============       ============
Cost of investments
  for tax purposes            $  217,330,684       $ 56,432,831
                              ==============       ============

                                   GTEF
                              --------------
Appreciation                  $    6,648,446
(Depreciation)                       (19,566)
                              --------------
NET UNREALIZED
  APPRECIATION                $    6,628,880
                              ==============
Cost of investments
  for tax purposes            $  111,879,310
                              ==============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GIQBF on reverse repurchase agreements for the year ended December 31, 2002 amounted to $2,945.

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE 8.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of December 31, 2002: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GCMF offered Class A, Class B, Class C and Class K shares. Through December 31, 2002, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

/ / THE GUARDIAN PARK AVENUE FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     3,071,277             14,842,764        $    87,019,350        $   573,611,639
Shares issued in reinvestment of
  dividends and distributions                     144,059                416,153              4,193,466             14,350,513
Shares repurchased                            (14,071,395)           (22,513,827)          (391,653,154)          (783,686,077)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                  (10,856,059)            (7,254,910)       $  (300,440,338)       $  (195,723,925)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       316,116                718,681        $     8,756,755        $    24,755,865
Shares issued in reinvestment of
  distributions                                        --                 60,776                     --              2,039,204
Shares repurchased                             (2,232,897)            (2,638,966)           (59,546,800)           (85,925,461)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (1,916,781)            (1,859,509)       $   (50,790,045)       $   (59,130,392)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        51,819                 54,217        $     1,532,408        $     1,841,039
Shares issued in reinvestment of
  distributions                                        --                  1,433                     --                 47,705
Shares repurchased                                (51,896)               (14,129)            (1,335,406)              (462,546)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                               (77)                41,521        $       197,002        $     1,426,198
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         4,015                225,038        $       103,216        $     8,000,086
Shares issued in reinvestment of
  distributions                                        --                  1,394                     --                 48,270
Shares repurchased                                    (20)                    --                   (495)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        3,995                226,432        $       102,721        $     8,048,356
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,782,741              2,875,873        $    42,101,323        $    44,088,643
Shares repurchased                             (3,255,243)            (2,854,612)           (46,439,000)           (43,315,896)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (472,502)                21,261        $    (4,337,677)       $       772,747
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       217,932                114,334        $     3,217,947        $     1,704,176
Shares repurchased                               (240,199)              (255,548)            (3,301,687)            (3,752,232)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                      (22,267)              (141,214)       $       (83,740)       $    (2,048,056)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        21,118                 21,280        $       298,183        $       330,284
Shares repurchased                                 (6,407)                (2,432)               (87,676)               (35,771)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       14,711                 18,848        $       210,507        $       294,513
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         3,317                509,661        $        45,210        $     8,006,847
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        3,317                509,661        $        45,210        $     8,006,847
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN ASSET ALLOCATION FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,524,801              2,388,885        $    14,387,848        $    28,320,165
Shares issued in reinvestment of
  dividends and distributions                     257,058              1,214,068              2,516,751             13,537,855
Shares repurchased                             (4,314,488)            (5,454,837)           (39,879,710)           (62,047,718)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (2,532,629)            (1,851,884)       $   (22,975,111)       $   (20,189,698)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       239,318                765,500        $     2,266,828        $     8,751,061
Shares issued in reinvestment of
  dividends and distributions                      29,270                265,921                286,492              2,957,127
Shares repurchased                               (972,783)              (811,443)            (8,982,368)            (9,255,899)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (704,195)               219,978        $    (6,429,048)       $     2,452,289
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        56,416                113,855        $       562,704        $     1,390,025
Shares issued in reinvestment of
  dividends and distributions                       3,956                 44,917                 38,735                499,477
Shares repurchased                                (39,534)               (68,632)              (359,141)              (784,006)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       20,838                 90,140        $       242,298        $     1,105,496
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        13,246                663,964        $       112,101        $     8,006,825
Shares issued in reinvestment of
  dividends and distributions                       9,429                 40,153                 92,412                447,297
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       22,675                704,117        $       204,513        $     8,454,122
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN S&P 500 INDEX FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,830,415             17,486,860        $    11,566,863        $   151,684,833
Shares issued in reinvestment of
  dividends                                        86,617                134,488                605,220              1,079,196
Shares repurchased                            (20,356,324)            (1,065,290)          (118,000,511)            (9,081,811)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                       (18,439,292)            16,556,058        $  (105,828,428)       $   143,682,218
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       342,017                414,851        $     2,343,329        $     3,329,965
Shares issued in reinvestment of
  dividends                                         4,430                    704                 27,713                  5,511
Shares repurchased                               (173,276)               (32,153)            (1,146,882)              (246,498)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      173,171                383,402        $     1,224,160        $     3,088,978
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       187,627                161,598        $     1,400,528        $     1,358,241
Shares issued in reinvestment of
  dividends                                         3,553                    643                 22,207                  5,039
Shares repurchased                               (130,517)                (3,940)              (874,323)               (33,013)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       60,663                158,301        $       548,412        $     1,330,267
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         6,165                932,135        $        36,792        $     8,006,825
Shares issued in reinvestment of
  dividends                                         6,734                  2,770                 43,052                 21,719
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       12,899                934,905        $        79,844        $     8,028,544
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    26,379,926             28,034,626        $   268,688,195        $   341,632,919
Shares repurchased                            (28,286,267)           (27,355,035)          (288,753,391)          (332,446,962)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (1,906,341)               679,591        $   (20,065,196)       $     9,185,957
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       552,901                 40,753        $     4,895,940        $       470,302
Shares repurchased                               (664,735)              (189,444)            (6,002,347)            (2,136,318)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (111,834)              (148,691)       $    (1,106,407)       $    (1,666,016)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        94,458                    586        $       753,032        $         7,228
Shares repurchased                                (94,502)                  (881)              (763,931)               (11,339)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                          (44)                  (295)       $       (10,899)       $        (4,111)
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                           209                617,290        $         1,840        $     8,000,075
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                          209                617,290        $         1,840        $     8,000,075
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,084,844              1,518,596        $    19,196,380        $    12,396,053
Shares repurchased                             (1,037,525)            (1,397,209)            (9,382,580)           (11,524,330)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,047,319                121,387        $     9,813,800        $       871,723
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       973,656                 18,874        $     7,741,707        $       152,157
Shares repurchased                               (937,516)               (30,194)            (7,477,413)              (230,498)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            36,140                (11,320)       $       264,294        $       (78,341)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        28,313                    938        $       239,626        $        11,146
Shares repurchased                                 (5,667)                    --                (44,448)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       22,646                    938        $       195,178        $        11,146
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         4,995                958,952        $        40,085        $     8,006,825
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        4,995                958,952        $        40,085        $     8,006,825
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    11,341,936             11,603,316        $   113,553,764        $   114,001,912
Shares issued in reinvestment of
  dividends and distributions                     517,494                630,690              5,207,398              6,200,352
Shares repurchased                             (9,956,834)           (10,530,768)           (99,280,342)          (103,503,358)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,902,596              1,703,238        $    19,480,820        $    16,698,906
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                     1,016,356                541,171        $    10,196,034        $     5,346,957
Shares issued in reinvestment of
  dividends and distributions                      59,127                 52,999                594,614                522,675
Shares repurchased                               (519,717)              (156,075)            (5,196,692)            (1,540,834)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      555,766                438,095        $     5,593,956        $     4,328,798
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       114,498                 11,192        $     1,152,765        $       187,227
Shares issued in reinvestment of
  dividends and distributions                      37,890                 40,792                380,474                324,082
Shares repurchased                                (28,439)                    --               (286,467)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      123,949                 51,984        $     1,246,772        $       511,309
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         3,060                826,454        $        31,059        $     8,000,075
Shares issued in reinvestment of
  dividends and distributions                      37,363                 28,091                375,607                278,659
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       40,423                854,545        $       406,666        $     8,278,734
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN HIGH YIELD BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,022,945              1,013,723        $     7,149,700        $     7,660,961
Shares issued in reinvestment of
  dividends                                       398,176                432,987              2,727,625              3,273,416
Shares repurchased                             (1,059,195)            (1,787,883)            (7,319,978)           (13,591,900)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           361,926               (341,173)       $     2,557,347        $    (2,657,523)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       141,649                129,891        $       961,254        $     1,018,478
Shares issued in reinvestment of
  dividends                                        85,305                 89,185                584,043                671,132
Shares repurchased                               (119,806)               (68,191)              (814,725)              (516,114)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      107,148                150,885        $       730,572        $     1,173,496
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         4,786                  4,797        $        32,953        $        39,513
Shares issued in reinvestment of
  dividends                                        82,282                 86,149                563,430                648,549
Shares repurchased                                   (377)                (3,157)                (2,525)               (23,392)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       86,691                 87,789        $       593,858        $       664,670
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Period from                                   Period from
                                             Year Ended          May 15, 2001+ to          Year Ended          May 15, 2001+ to
                                         December 31, 2002      December 31, 2001      December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                            17              1,041,677        $           113        $     8,000,075
Shares issued in reinvestment of
  dividends                                        88,726                 56,447                607,957                411,151
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       88,743              1,098,124        $       608,070        $     8,411,226
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN TAX-EXEMPT FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2002                   2001                   2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,805,928              3,335,392        $    29,029,828        $    34,016,231
Shares issued in reinvestment of
  dividends and distributions                     580,929                462,467              6,051,465              4,704,621
Shares repurchased                             (3,227,880)            (2,743,458)           (33,353,923)           (28,061,348)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      158,977              1,054,401        $     1,727,370        $    10,659,504
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        39,077                  6,042        $       417,830        $        61,808
Shares issued in reinvestment of
  dividends and distributions                      43,565                 34,090                453,798                346,653
Shares repurchased                                (26,469)                    --               (285,324)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       56,173                 40,132        $       586,304        $       408,461
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN CASH MANAGEMENT FUND

                                                                                                Year Ended December 31,
                                                                                              2002                   2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares @ $1 per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                 537,843,107            842,976,401
Shares issued in reinvestment of
  dividends                                                                                   5,976,666             16,144,640
Shares repurchased                                                                         (491,705,217)          (715,259,348)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                 52,114,556            143,861,693
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                                                  25,578,371             17,186,988
Shares issued in reinvestment of
  dividends                                                                                      34,808                310,922
Shares repurchased                                                                          (22,812,305)           (13,673,695)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                  2,800,874              3,824,215
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                                                     942,599                145,266
Shares issued in reinvestment of
  dividends                                                                                      19,777                205,952
Shares repurchased                                                                             (123,627)               (52,491)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                    838,749                298,727
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period from
                                                                                           Year Ended          May 15, 2001+ to
                                                                                       December 31, 2002      December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares @ $1 per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                                                     393,942              8,050,476
Shares issued in reinvestment of
  dividends                                                                                      45,312                101,297
Shares repurchased                                                                              (64,395)               (27,000)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                    374,859              8,124,773
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

NOTE 9.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2002, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE 10.  INVESTMENTS IN AFFILIATES(1)

     A summary of GAAF transactions in affiliated securities during the year ended December 31, 2002 is set forth below:

                                 BALANCE OF                              BALANCE OF                    DIVIDENDS    NET REALIZED
                                SHARES HELD    PURCHASES     GROSS      SHARES HELD       VALUE       INCLUDED IN    GAINS FROM
                                DECEMBER 31,      AND      SALES AND    DECEMBER 31,   DECEMBER 31,    DIVIDEND      UNDERLYING
        NAME OF ISSUER              2001       ADDITIONS   REDUCTIONS       2002           2002         INCOME         FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Non-Controlled Affiliates
  The Guardian Investment
  Quality Bond Fund, Class A      4,820,068          --    2,340,778      2,479,290    $25,487,098    $1,590,366      $70,164
Majority-Owned Subsidiary
  The Guardian S&P 500 Index
  Fund, Class A                  16,620,000     162,601    1,315,912     15,466,689     93,418,803     1,550,074           --


                                NET REALIZED
                                GAIN/(LOSS)
        NAME OF ISSUER            ON SALES
--------------------------------------------
Non-Controlled Affiliates
  The Guardian Investment
  Quality Bond Fund, Class A    $   130,682
Majority-Owned Subsidiary
  The Guardian S&P 500 Index
  Fund, Class A                  (3,448,437)

NOTE 11.  MANAGEMENT INFORMATION (UNAUDITED)

     The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Portfolio(2), (2) The Guardian Variable Contract Funds, Inc.(3) (a series fund that issues its shares in six series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

                                                                                                               NUMBER OF FUNDS
                                                                                                                    IN THE
                                    POSITION         TERM OF OFFICE                                             GUARDIAN FUND
                                      WITH           AND LENGTH OF             PRINCIPAL OCCUPATIONS           COMPLEX OVERSEEN
     NAME, ADDRESS AND AGE         PORTFOLIO          TIME SERVED+              DURING PAST 5 YEARS               BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
Arthur V. Ferrara (72)           Trustee               Since 1987     Retired. Former Chairman of the Board           23
Box 902                                                               and Chief Executive Officer, The
East Orleans, Massachusetts                                           Guardian Life Insurance Company of
02643                                                                 America 1/93-12/95; Director (Trustee)
                                                                      of all of the mutual funds within the
                                                                      Guardian Fund Complex. Director of
                                                                      various mutual funds sponsored by
                                                                      Gabelli Asset Management
                                                                      (4 portfolios).
Leo R. Futia (83)                Trustee               Since 1982     Retired. Former Chairman of The Board           23
18 Interlaken Road                                                    and Chief Executive Officer, The
Greenwich, Connecticut                                                Guardian Life Insurance Company of
06830                                                                 America; Director since 5/70. Director
                                                                      (Trustee) of all of the mutual funds
                                                                      within the Guardian Fund Complex.

---------------
1 Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers on which the Fund held 50% or more of the outstanding voting securities.
2 During the year, the Portfolio included two new series: The Guardian UBS Large
  Cap Value Fund and The Guardian UBS Small Cap Value Fund. As of December 31, 2002, these two Funds had not commenced operations.
3 In February 2003, The Guardian Variable Contract Funds, Inc. will begin issuing shares in two new series: The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund. As of December 31, 2002, these two Funds had not commenced operations.
* "Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.
+ There is no set term of office for Trustees and Officers. The table reflects the number of years for which each person has served as Trustee and/or Officer.

                                                                                                               NUMBER OF FUNDS
                                                                                                                    IN THE
                                    POSITION         TERM OF OFFICE                                             GUARDIAN FUND
                                      WITH           AND LENGTH OF             PRINCIPAL OCCUPATIONS           COMPLEX OVERSEEN
     NAME, ADDRESS AND AGE         PORTFOLIO          TIME SERVED+              DURING PAST 5 YEARS               BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Dennis J. Manning (55)           Trustee               Since 2003     President and Chief Executive Officer,          23
81 Greanest Ridge Road                                                The Guardian Life Insurance Company of
Wilton, Connecticut                                                   America, since 1/03. President and
06897                                                                 Chief Operating Officer, 1/02 to 12/02;
                                                                      Executive Vice President and Chief
                                                                      Operating Officer, 1/01 to 12/01;
                                                                      Executive Vice President, Individual
                                                                      Markets and Group Pensions, 1/99 to
                                                                      12/00; Senior Vice President,
                                                                      Individual Markets and Group Pensions,
                                                                      6/98 to 12/98; Senior Vice President,
                                                                      Chief Marketing Officer prior thereto.
                                                                      Director of The Guardian Insurance &
                                                                      Annuity Company, Inc. since 3/01.
                                                                      Chairman of the Board of all of the
                                                                      mutual funds within the Guardian Fund
                                                                      Complex.

DISINTERESTED TRUSTEES
Frank J. Fabozzi, Ph.D. (54)     Trustee               Since 1992     Adjunct Professor of Finance, School of         23
858 Tower View Circle                                                 Management -- Yale University, 2/94 to
New Hope, Pennsylvania                                                present; Visiting Professor of Finance
18938                                                                 and Accounting, Sloan School of
                                                                      Management -- Massachusetts Institute
                                                                      of Technology prior thereto. Editor,
                                                                      Journal of Portfolio Management.
                                                                      Director (Trustee) of all of the mutual
                                                                      Funds within the Guardian Fund Complex.
                                                                      Director (Trustee) of various
                                                                      closed-end investment companies
                                                                      sponsored by Blackstone Financial
                                                                      Management (48 portfolios).
William W. Hewitt, Jr. (74)      Trustee               Since 1989     Retired. Director (Trustee) of all of           23
c/o Guardian Investor                                                 the mutual funds within the Guardian
Services LLC                                                          Fund Complex. Director (Trustee) of
7 Hanover Square, H27-A                                               various mutual funds sponsored by UBS
New York, New York                                                    Global Asset Management (U.S.), Inc.
10004                                                                 (41 portfolios).

Dr. Sidney I. Lirtzman (72)      Trustee               Since 1987     City University of New York at Baruch           23
38 West 26th Street                                                   College -- Dean, Zicklin School of
New York, New York                                                    Business 2/96 to 9/02; Interim
10010                                                                 President 9/99 to 9/00; Vice President
                                                                      10/01 to present. Emanuel Saxe
                                                                      Professor of Management 2/96 to
                                                                      present. Director (Trustee) of all of
                                                                      the mutual funds within the Guardian
                                                                      Fund Complex.

Carl W. Schafer (66)             Trustee               Since 1996     President, Atlantic Foundation (a               23
66 Witherspoon Street, #1100                                          private charitable foundation).
Princeton, New Jersey                                                 Director of Roadway Corporation
08542                                                                 (trucking), Labor Ready, Inc. (provider
                                                                      of temporary manual labor), and
                                                                      Frontier Oil Corporation. Director
                                                                      (Trustee) of all of the mutual funds
                                                                      within the Guardian Fund Complex.
                                                                      Director (Trustee) of various mutual
                                                                      funds sponsored by UBS Global Asset
                                                                      Management (U.S.), Inc. (41
                                                                      portfolios).

                                                                                                               NUMBER OF FUNDS
                                                                                                                    IN THE
                                    POSITION         TERM OF OFFICE                                             GUARDIAN FUND
                                      WITH           AND LENGTH OF             PRINCIPAL OCCUPATIONS           COMPLEX OVERSEEN
     NAME, ADDRESS AND AGE         PORTFOLIO          TIME SERVED+              DURING PAST 5 YEARS               BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Robert G. Smith (70)             Trustee               Since 1982     Chairman and Chief Executive Officer,           23
132 East 72nd Street                                                  Smith Affiliated Capital Corp. since
New York, New York                                                    4/82. Director (Trustee) of all of the
10021                                                                 mutual funds within the Guardian Fund
                                                                      Complex. Governor appointments as
                                                                      Director of New York Health Care Reform
                                                                      Act Charitable Organization and Nassau
                                                                      County Interim Finance Authority.
                                                                      Senior private member of the New York
                                                                      State Financial Control Board of New
                                                                      York City. Senior Director for the New
                                                                      York State Comptroller's Investment
                                                                      Advisory Committee for State Pension
                                                                      Funds (Common Fund).

OFFICERS
Joseph A. Caruso (50)            Senior Vice           Since 1992     Senior Vice President and Corporate             23
                                 President and                        Secretary, The Guardian Life Insurance
                                 Secretary                            Company of America since 1/01; Vice
                                                                      President and Corporate Secretary prior
                                                                      thereto. Senior Vice President and
                                                                      Secretary, The Guardian Insurance &
                                                                      Annuity Company, Inc., Guardian
                                                                      Investor Services LLC, Park Avenue Life
                                                                      Insurance Company, Guardian Baillie
                                                                      Gifford Limited, and all of the mutual
                                                                      funds within the Guardian Fund Complex.
                                                                      Vice President and Corporate Secretary,
                                                                      Park Avenue Securities LLC. Director of
                                                                      Guardian Insurance & Annuity Company,
                                                                      Inc., Guardian Investor Services LLC
                                                                      and Park Avenue Securities LLC since
                                                                      3/02.

Howard W. Chin (50)              Managing              Since 1997     Managing Director, The Guardian Life            13
                                 Director                             Insurance Company of America since
                                                                      9/97; Officer of various mutual funds
                                                                      within the Guardian Fund Complex.

Richard A. Cumiskey (42)         Compliance            Since 2002     Second Vice President, Equity                   23
                                 Officer                              Administration and Oversight, The
                                                                      Guardian Life Insurance Company of
                                                                      America since 1/01; Assistant Vice
                                                                      President, Equity Administration and
                                                                      Oversight, 6/99 to 12/00; Director
                                                                      Compliance Officer, 10/97 to 5/99;
                                                                      Manager prior thereto. Second Vice
                                                                      President and Compliance Officer of The
                                                                      Guardian Insurance & Annuity Company,
                                                                      Inc. and Guardian Investor Services
                                                                      LLC. Officer of all of the mutual funds
                                                                      within the Guardian Fund Complex.

Richard A. Goldman (40)          Managing              Since 2001     Managing Director, Equity Investments,          21
                                 Director                             The Guardian Life Insurance Company of
                                                                      America since 7/01. Director, Citigroup
                                                                      Asset Management prior thereto. Officer
                                                                      of various mutual funds within the
                                                                      Guardian Fund Complex.

                                                                                                               NUMBER OF FUNDS
                                                                                                                    IN THE
                                    POSITION         TERM OF OFFICE                                             GUARDIAN FUND
                                      WITH           AND LENGTH OF             PRINCIPAL OCCUPATIONS           COMPLEX OVERSEEN
     NAME, ADDRESS AND AGE         PORTFOLIO          TIME SERVED+              DURING PAST 5 YEARS               BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Alexander M. Grant, Jr. (53)     Managing              Since 1993     Managing Director, The Guardian Life            14
                                 Director                             Insurance Company of America since
                                                                      3/99; Second Vice President,
                                                                      Investments, 1/97 to 3/99; Assistant
                                                                      Vice President, Investments, prior
                                                                      thereto. Officer of various mutual
                                                                      funds within the Guardian Fund Complex.

Edward H. Hocknell (42)          Vice President        Since 1997     Partner, Baillie Gifford & Co., since           15
c/o Baillie Gifford Overseas,                                         5/98. Director, Baillie Gifford
Limited                                                               Overseas Limited since 10/92. Officer
1 Rutland Court                                                       of various mutual funds within the
Edinburgh, EH3 8EY,                                                   Guardian Fund Complex.
Scotland

Jonathan C. Jankus (55)          Managing              Since 1993     Managing Director, Investments, The             18
                                 Director                             Guardian Life Insurance Company of
                                                                      America since 3/98; Second Vice
                                                                      President, Investments, prior thereto.
                                                                      Officer of various mutual funds within
                                                                      the Guardian Fund Complex.

Ann T. Kearney (51)              Controller            Since 1987     Second Vice President, Group Pensions           23
                                                                      Financial Management, The Guardian Life
                                                                      Insurance Company of America. Second
                                                                      Vice President of The Guardian
                                                                      Insurance & Annuity Company, Inc.
                                                                      Controller of all of the mutual funds
                                                                      within the Guardian Fund Complex.

Peter J. Liebst (46)             Managing              Since 1999     Managing Director, Investments, The             18
                                 Director                             Guardian Life Insurance Company of
                                                                      America, since 8/98; Vice President,
                                                                      Van Kampen American Capital Investment
                                                                      Advisory Corporation prior thereto.
                                                                      Officer of various mutual funds within
                                                                      the Guardian Fund Complex.

R. Robin Menzies (50)            Vice President        Since 1991     Partner, Baillie Gifford & Co. 4/81 to          15
c/o Baillie Gifford Overseas,                                         present. Director, Baillie Gifford
Limited                                                               Overseas Limited 11/90 to present.
1 Rutland Court                                                       Director, Guardian Baillie Gifford
Edinburgh, EH3 8EY,                                                   Limited 11/90 to present. Officer of
Scotland                                                              various mutual funds within the
                                                                      Guardian Fund Complex.

John B. Murphy (55)              Managing              Since 1991     Managing Director, Equity Securities,           21
                                 Director                             The Guardian Life Insurance Company of
                                                                      America since 3/98; Second Vice
                                                                      President 3/97 to 3/98; Assistant Vice
                                                                      President prior thereto. Officer of
                                                                      various mutual funds within the
                                                                      Guardian Fund Complex.

Frank L. Pepe (60)               Vice President        Since 1995     Vice President, Equity Financial                23
                                 and Treasurer                        Management and Control, The Guardian
                                                                      Life Insurance Company of America. Vice
                                                                      President and Controller, Guardian
                                                                      Insurance & Annuity Company, Inc.
                                                                      Senior Vice President and Controller,
                                                                      Guardian Investor Services LLC. Officer
                                                                      of all of the mutual funds within the
                                                                      Guardian Fund Complex.

                                                                                                               NUMBER OF FUNDS
                                                                                                                    IN THE
                                    POSITION         TERM OF OFFICE                                             GUARDIAN FUND
                                      WITH           AND LENGTH OF             PRINCIPAL OCCUPATIONS           COMPLEX OVERSEEN
     NAME, ADDRESS AND AGE         PORTFOLIO          TIME SERVED+              DURING PAST 5 YEARS               BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Richard T. Potter, Jr. (48)      Vice President        Since 1992     Vice President and Equity Counsel, The          23
                                 and Counsel                          Guardian Life Insurance Company of
                                                                      America. Vice President and Counsel,
                                                                      The Guardian Insurance & Annuity
                                                                      Company, Inc., Guardian Investor
                                                                      Services LLC, Park Avenue Securities
                                                                      LLC and all of the mutual funds within
                                                                      the Guardian Fund Complex.

Robert A. Reale (42)             Managing              Since 2001     Managing Director, The Guardian Life            23
                                 Director                             Insurance Company of America, The
                                                                      Guardian Insurance & Annuity Company,
                                                                      Inc. and Guardian Investor Services LLC
                                                                      since 3/01. Assistant Vice President,
                                                                      Metropolitan Life prior thereto.
                                                                      Officer of all of the mutual funds
                                                                      within the Guardian Fund Complex.

Thomas G. Sorell (47)            Senior                Since 1997     Executive Vice President and Chief              14
                                 Managing                             Investment Officer, The Guardian Life
                                 Director                             Insurance Company of America since
                                                                      1/03; Senior Managing Director, Fixed
                                                                      Income Securities, since 3/00; Vice
                                                                      President, Fixed Income Securities
                                                                      prior thereto. Managing Director,
                                                                      Investments: Park Avenue Life Insurance
                                                                      Company. Officer of various mutual
                                                                      funds within the Guardian Fund Complex.

Donald P. Sullivan, Jr. (48)     Vice President        Since 1995     Vice President, Equity Administration,          23
                                                                      The Guardian Life Insurance Company of
                                                                      America since 3/99; Second Vice
                                                                      President, Equity Administration prior
                                                                      thereto. Vice President, The Guardian
                                                                      Insurance & Annuity Company, Inc.,
                                                                      Guardian Investor Services LLC and Park
                                                                      Avenue Securities LLC. Officer of all
                                                                      of the mutual funds within the Guardian
                                                                      Fund Complex.

Matthew Ziehl (35)               Managing              Since 2002     Managing Director, the Guardian Life            15
                                 Director                             Insurance Company of America, since
                                                                      1/02; prior thereto, Team Leader,
                                                                      Salomon Brothers Asset Management, Inc.
                                                                      from 1/01 to 12/01; Co-Portfolio
                                                                      Manager, 8/99 to 12/00; Analyst, Small
                                                                      Cap Equity, 1/95-7/99. Officer of
                                                                      various mutual funds within the
                                                                      Guardian Fund Complex.

  The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 221-3253.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
       CLASS A:
          Year ended 12/31/2002......................   $32.00       $ 0.17        $ (7.06)       $ (6.89)      $(0.08)
          Year ended 12/31/2001......................    41.18         0.12          (9.06)         (8.94)       (0.03)
          Year ended 12/31/2000......................    59.42        (0.09)        (10.57)        (10.66)       (0.00)++
          Year ended 12/31/1999......................    51.88         0.13          15.04          15.17        (0.08)
          Year ended 12/31/1998......................    46.12         0.35           9.38           9.73        (0.34)
       CLASS B:
          Year ended 12/31/2002......................    30.88        (0.20)         (6.69)         (6.89)          --
          Year ended 12/31/2001......................    40.08        (0.23)         (8.76)         (8.99)          --
          Year ended 12/31/2000......................    58.57        (0.43)        (10.48)        (10.91)          --
          Year ended 12/31/1999......................    51.59        (0.31)         14.84          14.53           --
          Year ended 12/31/1998......................    46.02        (0.08)          9.28           9.20           --
       CLASS C:
          Year ended 12/31/2002......................    30.64        (0.19)         (6.70)         (6.89)          --
          Year ended 12/31/2001......................    39.85        (0.25)         (8.75)         (9.00)          --
          Period from 8/7/2000+ to 12/31/2000........    58.01        (0.11)        (12.59)        (12.70)          --
       CLASS K:
          Year ended 12/31/2002......................    31.93         0.05          (7.02)         (6.97)          --
          Period from 5/15/2001+ to 12/31/2001.......    35.55        (0.00)         (3.41)         (3.41)          --
THE GUARDIAN PARK AVENUE SMALL CAP FUND
       CLASS A:
          Year ended 12/31/2002......................    15.74        (0.07)         (2.37)         (2.44)          --
          Year ended 12/31/2001......................    16.93        (0.06)         (1.13)         (1.19)          --
          Year ended 12/31/2000......................    17.48        (0.05)         (0.37)         (0.42)          --
          Year ended 12/31/1999......................    12.80        (0.07)          4.75           4.68           --
          Year ended 12/31/1998......................    13.77        (0.03)         (0.83)         (0.86)          --
       CLASS B:
          Year ended 12/31/2002......................    15.10        (0.20)         (2.26)         (2.46)          --
          Year ended 12/31/2001......................    16.39        (0.20)         (1.09)         (1.29)          --
          Year ended 12/31/2000......................    17.06        (0.20)         (0.34)         (0.54)          --
          Year ended 12/31/1999......................    12.61        (0.19)          4.64           4.45           --
          Year ended 12/31/1998......................    13.67        (0.15)         (0.80)         (0.95)          --
       CLASS C:
          Year ended 12/31/2002......................    15.07        (0.22)         (2.26)         (2.48)          --
          Year ended 12/31/2001......................    16.39        (0.21)         (1.11)         (1.32)          --
          Period from 8/7/2000+ to 12/31/2000........    19.37        (0.08)         (2.77)         (2.85)          --
       CLASS K:
          Year ended 12/31/2002......................    15.62        (0.11)         (2.36)         (2.47)          --
          Period from 5/15/2001+ to 12/31/2001.......    15.71        (0.07)         (0.02)         (0.09)          --

 + Commencement of operations.
++ Rounds to less than $0.01.

 DISTRIBUTIONS
      FROM                                                  RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                              --------------------------------------------------------
    GAIN ON                                   NET ASSETS,                       NET
  INVESTMENTS      NET ASSET                    END OF                      INVESTMENT
  AND FOREIGN       VALUE,                      PERIOD         EXPENSES    INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL           (000'S        TO AVERAGE    TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*         OMITTED)       NET ASSETS    NET ASSETS       RATE
----------------------------------------------------------------------------------------------------
         --         $25.03     (21.56)%       $1,120,351         0.87%          0.51 %         60%
     $(0.21)         32.00     (21.75)         1,779,818         0.83           0.31          143
      (7.58)         41.18     (18.62)         2,589,059         0.79          (0.16)         108
      (7.55)         59.42      30.25          3,334,722         0.77           0.24           74
      (3.63)         51.88      21.30          2,990,767         0.78           0.72           55
         --          23.99     (22.31)           167,471         1.83          (0.44)          60
      (0.21)         30.88     (22.46)           274,761         1.75          (0.61)         143
      (7.58)         40.08     (19.34)           431,206         1.67          (1.03)         108
      (7.55)         58.57      29.13            507,764         1.67          (0.66)          74
      (3.63)         51.59      20.16            389,489         1.70          (0.21)          55
         --          23.75     (22.49)             5,884         2.07          (0.67)          60
      (0.21)         30.64     (22.62)             7,594         1.96          (0.81)         143
      (5.46)         39.85     (21.79)(a)          8,222         2.18(b)       (1.29)(b)      108
         --          24.96     (21.83)             5,752         1.21           0.19           60
      (0.21)         31.93      (9.63)(a)          7,229         1.22(b)        0.02(b)       143
         --          13.30     (15.50)           111,803         1.25          (0.45)         108
         --          15.74      (7.03)           139,774         1.28          (0.37)         131
      (0.13)         16.93      (2.35)           150,022         1.25          (0.31)         125
         --          17.48      36.56            119,032         1.34          (0.48)          92
      (0.11)         12.80      (6.35)           127,525         1.32          (0.29)          63
         --          12.64     (16.29)            17,189         2.19          (1.40)         108
         --          15.10      (7.87)            20,876         2.18          (1.27)         131
      (0.13)         16.39      (3.11)            24,977         2.12          (1.18)         125
         --          17.06      35.29             22,430         2.23          (1.36)          92
      (0.11)         12.61      (7.05)            22,122         2.17          (1.14)          63
         --          12.59     (16.46)             5,824         2.40          (1.60)         108
         --          15.07      (8.05)             6,752         2.34          (1.43)         131
      (0.13)         16.39     (14.67)(a)          7,033         2.22(b)       (1.12)(b)      125
         --          13.15     (15.81)             6,748         1.55          (0.75)         108
         --          15.62      (0.57)(a)          7,959         1.61(b)       (0.77)(b)      131

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                NET REALIZED
                                                                                & UNREALIZED
                                                                               GAIN/(LOSS) ON   INCREASE/
                                                      NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                       VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                      BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                      OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                      -----------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
       CLASS A:
          Year ended 12/31/2002.....................   $10.84       $ 0.17         $(2.38)        $(2.21)      $(0.18)
          Year ended 12/31/2001.....................    13.00         0.30          (1.61)         (1.31)       (0.18)
          Year ended 12/31/2000.....................    14.77         0.45          (0.29)          0.16        (0.44)
          Year ended 12/31/1999.....................    14.78         0.37           1.47           1.84        (0.37)
          Year ended 12/31/1998.....................    14.05         0.39           2.31           2.70        (0.43)
       CLASS B:
          Year ended 12/31/2002.....................    10.77         0.09          (2.37)         (2.28)       (0.08)
          Year ended 12/31/2001.....................    12.95         0.19          (1.59)         (1.40)       (0.11)
          Year ended 12/31/2000.....................    14.72         0.32          (0.27)          0.05        (0.33)
          Year ended 12/31/1999.....................    14.73         0.23           1.47           1.70        (0.23)
          Year ended 12/31/1998.....................    14.00         0.24           2.31           2.55        (0.28)
       CLASS C:
          Year ended 12/31/2002.....................    10.77         0.05          (2.38)         (2.33)       (0.05)
          Year ended 12/31/2001.....................    12.94         0.17          (1.64)         (1.47)       (0.03)
          Period from 8/7/2000+ to 12/31/2000.......    14.72         0.15          (0.78)         (0.63)       (0.23)
       CLASS K:
          Year ended 12/31/2002.....................    10.82         0.13          (2.39)         (2.26)       (0.13)
          Period from 5/15/2001+ to 12/31/2001......    12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
       CLASS A:
          Year ended 12/31/2002.....................     7.90         0.10          (1.86)         (1.76)       (0.10)
          Year ended 12/31/2001.....................     9.07         0.06          (1.17)         (1.11)       (0.06)
          Period from 7/25/2000+ to 12/31/2000......    10.06         0.03          (0.99)         (0.96)       (0.03)
       CLASS B:
          Year ended 12/31/2002.....................     7.88         0.02          (1.85)         (1.83)       (0.02)
          Year ended 12/31/2001.....................     9.05         0.01          (1.18)         (1.17)       (0.00)++
          Period from 7/25/2000+ to 12/31/2000......    10.06         0.00          (1.01)         (1.01)          --
       CLASS C:
          Year ended 12/31/2002.....................     7.88         0.02          (1.85)         (1.83)       (0.02)
          Year ended 12/31/2001.....................     9.05         0.01          (1.17)         (1.16)       (0.01)
          Period from 7/25/2000+ to 12/31/2000......    10.06         0.00          (1.01)         (1.01)          --
       CLASS K:
          Year ended 12/31/2002.....................     7.90         0.05          (1.86)         (1.81)       (0.05)
          Period from 5/15/2001+ to 12/31/2001......     8.59         0.02          (0.69)         (0.67)       (0.02)
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
       CLASS A:
          Year ended 12/31/2002.....................    11.09         0.06          (2.25)         (2.19)          --
          Year ended 12/31/2001.....................    14.28         0.01          (3.20)         (3.19)          --
          Year ended 12/31/2000.....................    23.36        (0.06)         (5.52)         (5.58)          --
          Year ended 12/31/1999.....................    18.41         0.01           6.68           6.69           --
          Year ended 12/31/1998.....................    16.08         0.02           3.13           3.15        (0.01)

 + Commencement of operations.
++ Rounds to less than $0.01.

                 DISTRIBUTIONS
                      FROM
                  NET REALIZED
DISTRIBUTIONS       GAIN ON
  IN EXCESS       INVESTMENTS                       NET ASSET
   OF NET         AND FOREIGN                        VALUE,
 INVESTMENT     CURRENCY RELATED   TAX RETURN        END OF      TOTAL
   INCOME         TRANSACTIONS     OF CAPITAL        PERIOD     RETURN*
-----------------------------------------------------------------------
       --                --              --          $ 8.45     (20.64)%
       --            $(0.67)             --           10.84     (10.23)
       --             (1.49)             --           13.00       1.00
       --             (1.48)             --           14.77      12.99
       --             (1.54)             --           14.78      19.41
       --                --              --            8.41     (21.31)
       --             (0.67)             --           10.77     (10.99)
       --             (1.49)             --           12.95       0.26
       --             (1.48)             --           14.72      12.09
       --             (1.54)             --           14.73      18.32
       --                --              --            8.39     (21.70)
       --             (0.67)             --           10.77     (11.48)
       --             (0.92)             --           12.94      (4.18)(d)
       --                --              --            8.43     (21.05)
       --             (0.67)             --           10.82      (4.85)(d)
       --                --              --            6.04     (22.35)
       --                --              --            7.90     (12.25)
       --             (0.00)(f)          --            9.07      (9.53)(d)
       --                --              --            6.03     (23.22)
       --                --              --            7.88     (12.87)
       --             (0.00)(f)          --            9.05     (10.00)(d)
       --                --              --            6.03     (23.21)
       --                --              --            7.88     (12.87)
       --             (0.00)(f)          --            9.05     (10.00)(d)
       --                --              --            6.04     (23.00)
       --                --              --            7.90      (7.76)(d)
       --                --              --            8.90     (19.75)
       --                --              --           11.09     (22.34)
       --             (3.26)         $(0.24)          14.28     (23.81)
   $(0.03)            (1.71)             --           23.36      37.21
       --             (0.81)             --           18.41      19.61


                             RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
                                                               NET
  NET ASSETS,                      EXPENSES      GAAF      INVESTMENT
    END OF          EXPENSES       WAIVED/      GROSS     INCOME/(LOSS)   PORTFOLIO
    PERIOD         TO AVERAGE     SUBSIDIZED   EXPENSE     TO AVERAGE     TURNOVER
(000'S OMITTED)   NET ASSETS(a)     BY GIS     RATIO(b)    NET ASSETS       RATE
-----------------------------------------------------------------------------------
   $110,593           0.42%(c)       0.73%       1.04%         1.60%          4%
    169,386           0.47(c)        0.63        1.01          2.44          51
    227,228           0.46(c)        0.60        1.10          3.07          11
    227,031           0.48(c)        0.58        1.08          2.48          16
    194,827           0.60(c)        0.52        1.13          2.52          23
     29,064           1.25(c)        0.73        1.87          0.78           4
     44,813           1.28(c)        0.63        1.82          1.62          51
     51,024           1.28(c)        0.60        1.91          2.29          11
     40,914           1.31(c)        0.58        1.91          1.66          16
     27,545           1.48(c)        0.52        2.02          1.70          23
      6,470           1.50(c)        0.73        2.12          0.58           4
      8,080           1.46(c)        0.63        2.00          1.43          51
      8,544           1.49(c)(e)     0.55(e)     2.07(e)       2.61(e)       11
      6,126           0.70(c)        0.73        1.31          1.39           4
      7,619           0.75(c)(e)     0.72(e)     1.37(e)       1.57(e)       51
    100,129           0.53           0.13          --          1.03          10
    276,645           0.53           0.10          --          0.87           1
    167,487           0.53(e)        0.21(e)       --          0.71(e)        4
      8,472           1.28           0.52          --          0.33          10
      9,705           1.28           0.47          --          0.09           1
      7,677           1.28(e)        0.47(e)       --         (0.04)(e)       4
      6,175           1.28           0.57          --          0.33          10
      7,598           1.28           0.49          --          0.09           1
      7,296           1.28(e)        0.47(e)       --         (0.04)(e)       4
      5,722           0.93           0.10          --          0.68          10
      7,383           0.93(e)        0.15(e)       --          0.47(e)        1
     47,948           1.62             --          --          0.29          45
     80,856           1.53             --          --          0.06          63
     94,482           1.45             --          --         (0.29)         78
    148,727           1.44             --          --         (0.03)         54
     93,871           1.56             --          --         (0.01)         44

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Amounts include the expenses of the underlying Funds.
(c) Amounts do not include the expenses of the underlying Funds.
(d) Not annualized.
(e) Annualized.
(f) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
       CLASS B:
          Year ended 12/31/2002......................   $10.38       $(0.19)        $(1.97)        $(2.16)          --
          Year ended 12/31/2001......................    13.54        (0.20)         (2.96)         (3.16)          --
          Year ended 12/31/2000......................    22.61        (0.11)         (5.46)         (5.57)          --
          Year ended 12/31/1999......................    17.97        (0.12)          6.47           6.35           --
          Year ended 12/31/1998......................    15.87        (0.09)          3.00           2.91           --
       CLASS C:
          Year ended 12/31/2002......................    10.40        (0.09)         (2.07)         (2.16)          --
          Year ended 12/31/2001......................    13.55        (0.12)         (3.03)         (3.15)          --
          Period from 8/7/2000+ to 12/31/2000........    19.19        (0.09)         (2.20)         (2.29)          --
       CLASS K:
          Year ended 12/31/2002......................    10.94        (0.00)         (2.18)         (2.18)          --
          Period from 5/15/2001+ to 12/31/2001.......    12.96        (0.04)         (1.98)         (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
       CLASS A:
          Year ended 12/31/2002......................     8.45         0.01          (0.39)         (0.38)          --
          Year ended 12/31/2001......................     8.31         0.01           0.13           0.14           --
          Year ended 12/31/2000......................    11.13        (0.55)         (2.05)         (2.60)      $(0.22)
          Year ended 12/31/1999......................     6.66        (0.07)          4.72           4.65        (0.18)
          Year ended 12/31/1998......................     9.38         0.01          (2.73)         (2.72)       (0.00)++
       CLASS B:
          Year ended 12/31/2002......................     7.98        (0.10)         (0.33)         (0.43)          --
          Year ended 12/31/2001......................     7.97        (0.10)          0.11           0.01           --
          Year ended 12/31/2000......................    10.65         0.08          (2.76)         (2.68)          --
          Year ended 12/31/1999......................     6.44        (0.27)          4.48           4.21           --
          Year ended 12/31/1998......................     9.30        (0.18)         (2.68)         (2.86)          --
       CLASS C:
          Year ended 12/31/2002......................     8.00        (0.09)         (0.35)         (0.44)          --
          Year ended 12/31/2001......................     7.98        (0.09)          0.11           0.02           --
          Period from 8/7/2000+ to 12/31/2000........     9.92        (0.08)         (1.86)         (1.94)          --
       CLASS K:
          Year ended 12/31/2002......................     8.36        (0.03)         (0.36)         (0.39)          --
          Period from 5/15/2001+ to 12/31/2001.......     8.35        (0.06)          0.07           0.01           --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
       CLASS A:
          Year ended 12/31/2002......................     9.86         0.44           0.45           0.89        (0.44)
          Year ended 12/31/2001......................     9.61         0.50           0.30           0.80        (0.50)
          Year ended 12/31/2000......................     9.33         0.60           0.28           0.88        (0.60)
          Year ended 12/31/1999......................     9.99         0.53          (0.63)         (0.10)       (0.53)
          Year ended 12/31/1998......................     9.91         0.53           0.23           0.76        (0.53)

  + Commencement of operations.
 ++ Rounds to less than $0.01.

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                           ----------------------------------
    GAIN ON
  INVESTMENTS                   NET ASSET                  NET ASSETS,
  AND FOREIGN                    VALUE,                      END OF            EXPENSES
CURRENCY RELATED   TAX RETURN    END OF      TOTAL           PERIOD           TO AVERAGE
  TRANSACTIONS     OF CAPITAL    PERIOD     RETURN*      (000'S OMITTED)   NET ASSETS(a)(b)
-------------------------------------------------------------------------------------------
         --              --      $ 8.22     (20.81)%        $  5,598             2.87%
         --              --       10.38     (23.34)            8,228             2.62
     $(3.26)         $(0.24)      13.54     (24.56)           12,747             2.43
      (1.71)             --       22.61      36.16            15,623             2.45
      (0.81)             --       17.97      18.36            10,216             2.67
         --              --        8.24     (20.77)            4,381             2.85
         --              --       10.40     (23.25)            5,530             2.60
      (3.11)          (0.24)      13.55     (11.72)(c)         7,208             2.51(d)
         --              --        8.76     (19.93)            5,407             1.86
         --              --       10.94     (15.59)(c)         6,753             1.84(d)
         --              --        8.07      (4.50)           27,356             2.10
         --              --        8.45       1.68            19,777             2.39
         --              --        8.31     (23.88)           18,439             2.18
         --              --       11.13      69.91            32,940             2.43
         --              --        6.66     (28.97)           16,342             2.55
         --              --        7.55      (5.39)            5,965             3.21
         --              --        7.98       0.13             6,023             3.51
         --              --        7.97     (25.16)            6,105             3.79
         --              --       10.65      65.37             2,320             5.07
         --              --        6.44     (30.75)            1,367             5.04
         --              --        7.56      (5.50)            6,306             3.12
         --              --        8.00       0.25             6,486             3.34
         --              --        7.98     (19.56)(c)         6,466             3.49(d)
         --              --        7.97      (4.67)            7,685             2.36
         --              --        8.36       0.12(c)          8,020             2.63(d)
      (0.03)             --       10.28       9.25           170,658             0.85
      (0.05)             --        9.86       8.55           144,900             0.86
         --              --        9.61       9.81           124,805             0.85
      (0.03)             --        9.33      (1.02)          139,661             0.81
      (0.15)             --        9.99       7.89           142,199             0.85


                 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------
     EXPENSES                          NET
    (EXCLUDING                     INVESTMENT
INTEREST EXPENSE)     EXPENSES    INCOME/(LOSS)   PORTFOLIO
    TO AVERAGE       SUBSIDIZED    TO AVERAGE     TURNOVER
  NET ASSETS(a)        BY GIS      NET ASSETS       RATE
-------------------------------------------------------------------------
         --               --          (0.98)%         45%
         --               --          (1.05)          63
         --               --          (1.27)          78
         --               --          (1.03)          54
         --               --          (1.13)          44
         --               --          (0.99)          45
         --               --          (1.04)          63
         --               --          (1.52)(d)       78
         --               --           0.01           45
         --               --          (0.60)(d)       63
         --               --          (0.04)          81
         --               --          (0.19)         101
         --               --          (0.86)         101
         --               --          (1.07)          96
         --               --           0.18           83
         --               --          (1.16)          81
         --               --          (1.28)         101
         --               --          (2.54)         101
         --               --          (3.70)          96
         --               --          (2.31)          83
         --               --          (1.08)          81
         --               --          (1.12)         101
         --               --          (2.31)(d)      101
         --               --          (0.32)          81
         --               --          (1.23)(d)      101
       0.85%            0.08%          4.37          275
       0.85             0.09           5.11          414
       0.85             0.09           6.41          344
       0.80             0.13           5.49          271
       0.75             0.21           5.24          309

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,        NET          CURRENCY         FROM       FROM NET
                                                       BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
       CLASS B:
          Year ended 12/31/2002......................   $ 9.86       $0.37          $ 0.45         $ 0.82       $(0.37)
          Year ended 12/31/2001......................     9.60        0.43            0.31           0.74        (0.43)
          Period from 8/7/2000+ to 12/31/2000........     9.41        0.22            0.19           0.41        (0.22)
       CLASS C:
          Year ended 12/31/2002......................     9.86        0.37            0.45           0.82        (0.37)
          Year ended 12/31/2001......................     9.60        0.43            0.31           0.74        (0.43)
          Period from 8/7/2000+ to 12/31/2000........     9.41        0.22            0.19           0.41        (0.22)
       CLASS K:
          Year ended 12/31/2002......................     9.87        0.40            0.45           0.85        (0.40)
          Period from 5/15/2001+ to 12/31/2001.......     9.68        0.28            0.24           0.52        (0.28)
THE GUARDIAN HIGH YIELD BOND FUND
       CLASS A:
          Year ended 12/31/2002......................     7.19        0.55           (0.50)          0.05        (0.55)
          Year ended 12/31/2001......................     7.66        0.69           (0.47)          0.22        (0.69)
          Year ended 12/31/2000......................     8.98        0.77           (1.32)         (0.55)       (0.77)
          Year ended 12/31/1999......................     9.84        0.78           (0.84)         (0.06)       (0.78)
          Period from 9/1/1998++ to 12/31/1998.......     9.26        0.38            0.58           0.96        (0.38)
       CLASS B:
          Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
          Year ended 12/31/2001......................     7.66        0.64           (0.48)          0.16        (0.64)
          Year ended 12/31/2000......................     8.97        0.68           (1.31)         (0.63)       (0.68)
          Year ended 12/31/1999......................     9.83        0.67           (0.84)         (0.17)       (0.67)
          Period from 9/1/1998++ to 12/31/1998.......     9.26        0.31            0.57           0.88        (0.31)
       CLASS C:
          Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
          Year ended 12/31/2001......................     7.65        0.64           (0.47)          0.17        (0.64)
          Period from 8/7/2000+ to 12/31/2000........     8.47        0.28           (0.82)         (0.54)       (0.28)
       CLASS K:
          Year ended 12/31/2002......................     7.19        0.53           (0.50)          0.03        (0.53)
          Period from 5/15/2001+ to 12/31/2001.......     7.68        0.39           (0.49)         (0.10)       (0.39)
THE GUARDIAN TAX-EXEMPT FUND
       CLASS A:
          Year ended 12/31/2002......................    10.09        0.40            0.61           1.01        (0.40)
          Year ended 12/31/2001......................    10.10        0.41            0.06           0.47        (0.41)
          Year ended 12/31/2000......................     9.40        0.43            0.70           1.13        (0.43)
          Year ended 12/31/1999......................    10.13        0.40           (0.73)         (0.33)       (0.40)
          Year ended 12/31/1998......................     9.99        0.43            0.17           0.60        (0.43)
       CLASS C:
          Year ended 12/31/2002......................    10.09        0.32            0.61           0.93        (0.32)
          Year ended 12/31/2001......................    10.10        0.34            0.06           0.40        (0.34)
          Period from 8/7/2000+ to 12/31/2000........     9.77        0.14            0.33           0.47        (0.14)

 + Commencement of operations.
++ Date of initial public investment.

 DISTRIBUTIONS
      FROM                                                 RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                              ------------------------------------------------------
    GAIN ON                                                                          EXPENSES
  INVESTMENTS      NET ASSET                  NET ASSETS,                           (EXCLUDING
  AND FOREIGN       VALUE,                      END OF            EXPENSES       INTEREST EXPENSE)
CURRENCY RELATED    END OF      TOTAL           PERIOD           TO AVERAGE         TO AVERAGE
  TRANSACTIONS      PERIOD     RETURN*      (000'S OMITTED)   NET ASSETS(a)(b)     NET ASSETS(a)
--------------------------------------------------------------------------------------------------
     $(0.03)        $10.28       8.43%         $ 19,308             1.60%              1.60%
      (0.05)          9.86       7.86            13,036             1.61               1.60
         --           9.60       4.40(c)          8,493             1.60(d)            1.60(d)
      (0.03)         10.28       8.44            10,753             1.60               1.60
      (0.05)          9.86       7.85             9,090             1.61               1.60
         --           9.60       4.39(c)          8,356             1.60(d)            1.60(d)
      (0.03)         10.29       8.81             9,213             1.25               1.25
      (0.05)          9.87       5.43(c)          8,436             1.26(d)            1.25(d)
         --           6.69       0.96            33,894             0.85                 --
         --           7.19       2.87            33,797             0.85                 --
         --           7.66      (6.53)           38,646             0.85                 --
      (0.02)          8.98      (0.63)           54,178             0.75                 --
         --           9.84       9.24(c)         51,288             0.75(d)              --
         --           6.69       0.35             8,336             1.60                 --
         --           7.18       1.96             8,182             1.60                 --
         --           7.66      (7.32)            7,567             1.74                 --
      (0.02)          8.97      (1.78)            3,184             1.87                 --
         --           9.83       8.61(c)          2,482             2.33(d)              --
         --           6.69       0.35             7,710             1.60                 --
         --           7.18       2.09             7,657             1.60                 --
         --           7.65      (6.42)(c)         7,491             1.60(d)              --
         --           6.69       0.55             7,944             1.25                 --
         --           7.19      (1.31)(c)         7,893             1.25(d)              --
      (0.19)         10.51      10.20           113,852             0.87(e)              --
      (0.07)         10.09       4.78           107,676             0.91(e)              --
         --          10.10      12.29            97,185             0.88(e)              --
      (0.00)(f)       9.40      (3.29)           97,908             0.86(e)              --
      (0.03)         10.13       6.11            70,720             0.75                 --
      (0.19)         10.51       9.37             9,741             1.62(e)              --
      (0.07)         10.09       3.99             8,783             1.66(e)              --
         --          10.10       4.87(c)          8,391             1.65(d)(e)           --


     RATIOS/SUPPLEMENTAL DATA
-----------------------------------
                NET
             INVESTMENT
 EXPENSES      INCOME     PORTFOLIO
SUBSIDIZED   TO AVERAGE   TURNOVER
  BY GIS     NET ASSETS     RATE
--------------------------------------------------------------------------------
   0.27%        3.58%        275%
   0.31         4.31         414
   0.34(d)      5.78(d)      344
   0.36         3.64         275
   0.36         4.36         414
   0.34(d)      5.78(d)      344
   0.03         4.00         275
   0.08(d)      4.48(d)      414
   0.45         8.17          69
   0.47         9.21         141
   0.38         9.03         163
   0.40         8.34         152
   0.51(d)      8.31(d)       11
   0.77         7.42          69
   0.78         8.42         141
   0.77         8.37         163
   1.00         7.22         152
   0.51(d)      6.85(d)       11
   0.77         7.42          69
   0.71         8.43         141
   0.63(d)      8.74(d)      163
   0.35         7.77          69
   0.41(d)      8.36(d)      141
   0.06         3.85          99
   0.09         4.03         181
   0.07         4.43         124
   0.08         4.11         144
   0.26         4.29         111
   0.37         3.11          99
   0.37         3.28         181
   0.31(d)      3.62(d)      124

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(e) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000, 2001 and 2002; in Class C the expense ratio is 1.60% for 2000, 2001 and 2002.
(f) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                           NET ASSET                DIVIDENDS    NET ASSET
                                                            VALUE,        NET        FROM NET     VALUE,
                                                           BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL
                                                           OF PERIOD     INCOME       INCOME      PERIOD     RETURN*
                                                              -------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
          Year ended 12/31/2002..........................   $1.000       $0.009      $(0.009)     $1.000       0.95%
          Year ended 12/31/2001..........................    1.000        0.032       (0.032)      1.000       3.27
          Year ended 12/31/2000..........................    1.000        0.056       (0.056)      1.000       5.69
          Year ended 12/31/1999..........................    1.000        0.044       (0.044)      1.000       4.45
          Year ended 12/31/1998..........................    1.000        0.047       (0.047)      1.000       4.76
       CLASS B:
          Year ended 12/31/2002..........................    1.000        0.002       (0.002)      1.000       0.23
          Year ended 12/31/2001..........................    1.000        0.025       (0.025)      1.000       2.48
          Year ended 12/31/2000..........................    1.000        0.052       (0.052)      1.000       5.34
          Year ended 12/31/1999..........................    1.000        0.044       (0.044)      1.000       4.45
          Year ended 12/31/1998..........................    1.000        0.047       (0.047)      1.000       4.76
       CLASS C:
          Year ended 12/31/2002..........................    1.000        0.002       (0.002)      1.000       0.22
          Year ended 12/31/2001..........................    1.000        0.025       (0.025)      1.000       2.48
          Period from 8/7/2000+ to 12/31/2000............    1.000        0.020       (0.020)      1.000       2.03++
       CLASS K:
          Year ended 12/31/2002..........................    1.000        0.005       (0.005)      1.000       0.55
          Period from 5/15/2001+ to 12/31/2001...........    1.000        0.013       (0.013)      1.000       1.26++

 * Excludes the effect of sales load.
 + Commencement of operations.
++ Not annualized.

                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
                                                     NET
  NET ASSETS,                                     INVESTMENT
    END OF           EXPENSES        EXPENSES       INCOME
    PERIOD          TO AVERAGE      SUBSIDIZED    TO AVERAGE
(000'S OMITTED)    NET ASSETS(A)      BY GIS      NET ASSETS
------------------------------------------------------------
   $658,159            0.85%           0.02%         0.94%
    606,045            0.85            0.04          3.13
    462,183            0.85            0.07          5.57
    390,106            0.85            0.09          4.41
    225,997            0.85            0.19          4.65
     18,485            1.60            0.37          0.22
     15,685            1.60            0.12          2.37
     11,860            1.14            0.63          5.25
     13,782            0.85            0.93          4.41
     12,430            0.85            0.97          4.65
      9,330            1.60            0.25          0.22
      8,492            1.60            0.04          2.47
      8,193            1.60(b)         0.13(b)       5.06(b)
      8,500            1.25              --          0.54
      8,125            1.25(b)         0.01(b)       1.99(b)

(a) After expenses subsidized by GIS.
(b) Annualized.

REPORT OF ERNST & YOUNG LLP,

INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
THE PARK AVENUE PORTFOLIO

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 2002, and the related statements of operations (and cash flows for The Guardian Investment Quality Bond Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 2002, the results of their operations (and cash flows for The Guardian Investment Quality Bond Fund) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                                [Ernest & Young]

New York, New York
February 7, 2003

ITEM 2.    CODE OF ETHICS.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEMS 5-6. [RESERVED]

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
           FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

       (a) Not applicable to annual reports for the period ended December 31, 2002.

       (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.   EXHIBITS.

         (a) Not applicable to annual reports for the period ended December 31, 2002.

         (b) Attached hereto.
             Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

           Exhibit 99.1 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Park Avenue Portfolio



By:                      /s/ THOMAS G. SORELL
                         -------------------------
                         Thomas G. Sorell
                         President of
                         The Park Avenue Portfolio



Date:                    March 6, 2003


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:                        /s/ THOMAS G. SORELL
                           -------------------------
                           Thomas G. Sorell
                           President of
                           The Park Avenue Portfolio


Date:                      March 6, 2003



By:                        /s/ FRANK L. PEPE
                           -------------------------------
                           Frank L. Pepe
                           Vice President and Treasurer of
                           The Park Avenue Portfolio



Date:                      March 6, 2003